Exhibit 10.9.4

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT

AMENDMENT AND RESTATEMENT AGREEMENT, dated as of July 30, 2014 (this “Amendment”), to the Existing Credit Agreement (as defined below) among the Borrowers (as defined below), the other Loan Parties, the Administrative Agent (as defined below), the Collateral Agent (as defined below) and the Lenders (as defined below).

RECITALS

WHEREAS, pursuant to the Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of April 4, 2013, and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto immediately prior to the Restatement Effective Date (the “Tranche B-1 Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Tranche B-1 Lenders, the Tranche B-1 Lenders have made certain loans and other extensions of credit to the Borrowers prior to the Restatement Effective Date;

WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”) so as to, among other things, provide for a new tranche of term loans thereunder made available by the several banks, other financial institutions or entities described as “Tranche B-2 Lenders” on Schedule A hereto (the “Tranche B-2 Lenders” and, together with the Tranche B-1 Lenders, the “Lenders”) in an aggregate principal amount of $75,000,000 (the “Tranche B-2 Loans”) having the terms set forth in the Amended and Restated Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders consent to certain amendments to the Existing Credit Agreement; and

WHEREAS, (i) the Tranche B-1 Lenders party hereto, constituting all “Lenders” under the Existing Credit Agreement immediately prior to the Restatement Effective Date, are willing to approve the amendment requests described herein and (ii) the Tranche B-2 Lenders are willing to make the Tranche B-2 Loans to the Borrowers on the Restatement Effective Date, in each case on the terms and subject to the conditions of this Amendment;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. Defined terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

SECTION II. Amendment and Restatement of the Existing Credit Agreement.

2.1 Amendment and Restatement of Existing Credit Agreement. The Borrowers, the other Loan Parties, the Tranche B-1 Lenders, the Tranche B-2 Lenders and the Administrative Agent agree that on the Restatement Effective Date, the Existing Credit Agreement shall hereby be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A.

2.2 Amendment and Restatement of Exhibits. The Borrowers, the other Loan Parties, the Lenders, the Administrative Agent and the Collateral Agent agree that Exhibits K through R attached hereto as Exhibit B shall be appended to the Amended and Restated Credit Agreement. The Borrowers, the other Loan Parties, the Lenders, the Administrative Agent and the Collateral Agent agree that Exhibits A, E and I of the Existing Credit Agreement are hereby amended and restated as Exhibits A, E-1, E-2 and I to the Amended and Restated Credit Agreement in the form attached hereto as Exhibit C.

2.3 Schedules. Schedules 1.1(b), 5.9, 5.19(a) and 5.23(b) to the Existing Credit Agreement and Schedules 1, 2, 3, 4, 6 and 7 to the Guarantee and Collateral Agreement are hereby amended and restated in the form attached hereto as Exhibit D. Schedule 7.13(b) to the Existing Credit Agreement is hereby deleted and of no further force and effect. Schedule 7.13(a) is hereby added to the Amended and Restated Credit Agreement in the form attached hereto on Exhibit D. The other Schedules to the Existing Credit Agreement and the Guarantee and Collateral Agreement are not being amended and remain in full force and effect.

2.4 Certain Waivers. The Lenders, the Administrative Agent and the Collateral Agent hereby waive the Defaults and Events of Default arising from the Borrowers’ failure to have complied with Section 7.9 of the Existing Credit Agreement, as more specifically set forth in Exhibit E attached hereto.

SECTION III. Conditions to Effectiveness of the Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the “Restatement Effective Date”):

3.1 Execution. This Amendment shall have been duly executed and delivered by the Borrowers, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders.

3.2 Borrowing Request. The Administrative Agent shall have received a notice of borrowing at least one Business Day prior to the Restatement Effective Date with respect to the Tranche B-2 Loans to be made on the Restatement Effective Date satisfying the requirements of Sections 2.1 and 2.2 of the Amended and Restated Credit Agreement.

3.3 Legal Opinions. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders (A) the executed legal opinion of Debevoise & Plimpton LLP, special counsel to the Loan Parties, (B) the executed legal opinion of Sidley Austin LLP, special Delaware counsel to the Loan Parties, and (C) the executed legal opinion of Hogan Lovells US LLP, special FCC counsel to the Loan Parties, in each case (i) dated the Restatement Effective Date, (ii) addressed to the Administrative Agent, the Collateral Agent and the Lenders, (iii) covering such matters relating to this Amendment, the Loan Documents, and the Transactions as the Administrative Agent shall reasonably request, and (iv) in form and substance reasonably satisfactory to the Administrative Agent. The Borrowers hereby request such counsel to deliver such opinions.

3.4 Corporate Documents. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State, or appropriate authority, of the state of its organization, and a certificate as to the good standing or status of each Loan Party as of a recent date, from such Secretary of State, (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating agreement of such Loan Party as in effect on the Restatement Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or manager, as applicable, of such Loan Party authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrowers, the borrowings of the Tranche B-2 Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other constitutive documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing or status furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party, and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

3.5 Restatement Effective Date Certificate; Solvency Certificate. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Responsible Officer of the Borrowers, confirming compliance with the conditions set forth in Sections 3.8, 3.9 and 3.10 of this Amendment. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit I, dated the Restatement Effective Date and signed by the chief financial officer of Holdings certifying that, the Borrowers and their Subsidiaries, taken as a whole, are and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, will be Solvent.

3.6 Engagement Fees. The Borrowers shall have paid to Morgan Stanley Senior Funding, Inc., in immediately available funds, the fees payable pursuant to the first paragraph of Section 2 of that certain Engagement Letter among the Borrowers and Morgan Stanley Senior Funding, Inc. relating to this Amendment.

3.7 Costs and Expenses. The Borrowers shall have paid all fees required to be paid in accordance with Section VI of this Amendment.

3.8 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, as amended by this Amendment, shall be true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) as of such earlier date.

3.9 No Default. No Default or Event of Default shall have occurred and be continuing on the Restatement Effective Date or after giving effect to the extensions of credit requested to be made on such date.

3.10 Approvals. (i) All governmental, shareholder and third party approvals necessary in connection with the Transactions shall have been obtained and be in full force and effect and (ii) no Requirement of Law shall be applicable to any Group Member that restrains, prevents or imposes conditions upon the Transactions or the Loan Documents.

3.11 Patriot Act. The Administrative Agent and the Tranche B-2 Lenders shall have received at least three Business Days prior to the Restatement Effective Date all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, as reasonably requested at least five Business Days prior to the Restatement Effective Date by the Administrative Agent and the Lenders.

SECTION IV. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, to induce the Tranche B-1 Lenders to consent to amend the Existing Credit Agreement in the manner provided herein and to induce the Tranche B-2 Lenders to make Tranche B-2 Loans on the Restatement Effective Date, Holdings, the other Borrowers and the Loan Parties hereby represent and warrant to the Administrative Agent, the Collateral Agent and the Lenders that, as of the date hereof:

4.1 No Legal Bar. The execution, delivery and performance of this Amendment, the borrowings of the Loans made by the Tranche B-2 Lenders and the use of the proceeds thereof will not (i) violate (A) the Organizational Documents of any Group Member, (B) any Requirement of Law or any Governmental Authorization of or applicable to any Group Member in any respect that could reasonably be expected to have a Material Adverse Effect or (C) any material Contractual Obligation of any Group Member and (ii) result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents and other than Liens under Section 8.3 of the Credit Agreement to the extent such Liens do not have priority over the Liens created by the Security Documents) on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law, any Governmental Authorization or any such material Contractual Obligation.

4.3 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment and, in the case of the Borrowers, to obtain extensions of credit hereunder and under the Amended and Restated Credit Agreement. Each Loan Party has taken all necessary organizational and other action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrowers, to authorize the extensions of credit on the terms and conditions of this Amendment and the Amended and Restated Credit Agreement. This Amendment has been duly executed and delivered on behalf of each Loan Party party thereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.4 No Default. After giving effect to the waiver set forth in Section 2.4 of this Amendment, no Default or Event of Default has occurred and is continuing.

4.5 Incorporation of Representations and Warranties from Amended and Restated Credit Agreement. The representations and warranties of the Loan Parties contained in the Loan Documents, as amended by the Amendment, are true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or in all respects if qualified by materiality or “Material Adverse Effect”) as of such earlier date.

SECTION V. Effects on Loan Documents.

5.1 Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

5.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Collateral Agent or the Lenders under the Loan Documents.

5.3 The Borrowers and the other parties hereto acknowledge and agree that, on and after the Restatement Effective Date, this Amendment, shall constitute a Loan Document for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.

5.4 On and after the Restatement Effective Date, each reference in the Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement, and this Amendment and the Amended and Restated Credit Agreement shall be read together and construed as a single instrument.

5.5 Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances

SECTION VI. Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Agents in connection with this Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 11.5 of the Amended and Restated Credit Agreement. The Borrowers hereby confirm that the indemnification provisions set forth in Section 11.5 of the Amended and Restated Credit Agreement shall apply to this Amendment and such fees, charges or liabilities (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION VII. Non-Reliance On Agents. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended and Restated Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION VIII. APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION IX. Miscellaneous.

9.1 Successors and Assigns. This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns and may not be amended nor may any provision hereof be waived except in accordance with Section 11.1 of the Amended and Restated Credit Agreement.

9.2 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g., “.pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

9.3 Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.4 Reaffirmation of Obligations. Each Loan Party (i) has incurred or guaranteed the Obligations and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this Amendment and are hereby ratified and reaffirmed, (ii) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations, and (iii) has created Liens and security interests in favor of the Collateral Agent on the Collateral to secure the Obligations. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be. Each Loan Party further acknowledges and agrees to the Administrative Agent, the Collateral Agent and each of the Lenders that it is the parties’ intention that after giving effect to this Amendment, neither the modification of the Existing Credit Agreement effected pursuant to this Amendment, nor the execution, delivery, performance or effectiveness of this Amendment (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as such term is defined in the Existing Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GOGO INTERMEDIATE HOLDINGS LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

AIRCELL BUSINESS AVIATION SERVICES LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

GOGO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

AC BIDCO LLC

By:	/s/ Norman Smagley
	Name:	Norman Smagley
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Collateral Agent and a Tranche B-2 Lender

By:	/s/ Reagan C. Philipp
	Name:	Reagan C. Philipp
	Title:	Authorized Signatory

[Signature Page to Amendment]

Name of Lender:

Special Value Opportunities Fund, LLC

Special Value Expansion Fund, LCC

Tennenbaum Opportunities Partners V, LP

Special Value Continuation Partners, LP

TCPC Funding I, LLC

Tennenbaum Senior Loan SPV, LLC

Tennenbaum Senior Loan Fund II, LP

By: Tennenbaum Capital Partners LLC, its Investment Manager

By:	/s/ Michael Leitner
	Name:	Michael Leitner
	Title:	Managing Partner

Name of Lender:

SEI Institutional Managed Trust – High Yield Bond Fund

By:	/s/ Stephen Beyers
	Name:	Stephen Beyers
	Title:	Vice President/Controller

Name of Lender:

SEI Institutional Investments Trust – High Yield Bond Fund

By:	/s/ Stephen Beyers
	Name:	Stephen Beyers
	Title:	Vice President/Controller

Name of Lender:

Intel Corporation Retirement Plans Master Trust

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

United Insurance Company of America

By:	/s/ John Boschelli
	Name:	John Boschelli
	Title:	Authorized Signatory

Name of Lender:

Guggenheim Loan and Bond Fund V, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

Name of Lender:

Guggenheim Loan and Bond Fund VI, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

[Signature Page to Amendment]

Name of Lender:

Guggenheim U.S. Loan Fund

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

Name of Lender:

Guggenheim U.S. Loan Fund II

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

Name of Lender:

Guggenheim U.S. Loan Fund III

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc

By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

[Signature Page to Amendment]

Name of Lender:

AbitibiBowater Fixed Income Master Trust Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Shell Pension Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

21st Century Fox America, Inc. Master Trust

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

General Dynamics Corporation Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Guggenheim Credit Allocation Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Guggenheim Funds Trust- Guggenheim Floating Rate Strategies Fund

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Guggenheim Funds Trust- Guggenheim Macro Opportunities Fund

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Guggenheim Loan Fund, LLC

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Guggenheim Private Debt Fund Note Issuer, LLC

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Guggenheim Private Debt Master Fund, LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Guggenheim Strategic Opportunities Fund

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

High-Yield Loan Plus Master Segregated Portfolio

By: Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the High-Yield Loan Plus Master Segregated Portfolio

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Hempstead CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Indiana University Health, Inc.

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Master Segregated Portfolio B

By: Guggenheim High-Yield Plus Master Fund SPC

On behalf of and for the account of Master Segregated Portfolio B

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Midland National Life Insurance Company

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

NZC Guggenheim Master Fund Limited

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

NZGC Funding II LLC

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Principal Fund, Inc. – Global Diversified Income Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Renaissance Reinsurance Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

SEI Institutional Managed Trust-Multi Asset Income Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Shriners Hospitals for Children

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Stichting PGGM Depositary

By: Acting in its capacity as depositary of PGGM High Yield Bond Fund

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

The AbitibiBowater In. US Master Trust for Defined Benefit Pension Plans

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Verger Capital Fund LLC

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Vermont Pension Investment Committee

By: Guggenheim Partners Investment Management, LLC as Contractor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

Wilshire Institutional Master Fund SPC Guggenheim Alpha Segregated Port

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

Zilux Senior Loan Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

Name of Lender:

RidgeWorth Funds – Seix Floating Rate High Income Fund

By: Seix Investment Advisors LLC, as Subadviser

RideWorth Funds – Total Return Bond Fund

By: Seix Investment Advisors LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P.

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By: Seix Investment Advisors LLC, its sole memeber

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Amendment]

Name of Lender:

PennantPark Investment Corporation

By:	/s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	Chief Executive Director

Name of Lender:

PennantPark Credit Opportunities Fund, LP

By:	/s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	Managing Partner of PennantPark Capital, LLC the General Partner of the Fund

[Signature Page to Amendment]

Schedule A

COMMITMENTS

Tranche B-2 Lender	Tranche B-2 Commitment
Morgan Stanley Senior Funding, Inc.	$75,000,000

NOTICE ADDRESSES

On file with Administrative Agent.

Exhibit A

[Amended and Restated Credit Agreement – see attached]

EXHIBIT A TO

AMENDMENT AND RESTATEMENT AGREEMENT

AMENDED AND RESTATED CREDIT AGREEMENT

amended and restated as of July 30, 2014

among

AIRCELL BUSINESS AVIATION SERVICES LLC,

GOGO LLC and

GOGO INTERMEDIATE HOLDINGS LLC,

as Borrowers

The Several Lenders

from Time to Time Parties Hereto

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent and Collateral Agent

MORGAN STANLEY SENIOR FUNDING, INC.

as Sole Lead Arranger and Sole Bookrunner

i

5.8	Ownership of Property; Liens	54
5.9	Intellectual Property	54
5.10	Taxes	55
5.11	Federal Regulations	55
5.12	Labor Matters	55
5.13	ERISA	55
5.14	Investment Company Act; Other Regulations	56
5.15	Subsidiaries	56
5.16	Use of Proceeds	56
5.17	Environmental Matters	57
5.18	Accuracy of Information, etc.	57
5.19	Security Documents	58
5.20	Solvency	59
5.21	Anti-Terrorism Laws	59
5.22	Real Property Leases	59
5.23	Governmental Authorizations and FAA Matters; Communications Law Compliance	60
5.24	Insurance	61
5.25	FCPA	61

Section 6. CONDITIONS PRECEDENT		62

6.1	[Reserved]	62

Section 7. AFFIRMATIVE COVENANTS		62

7.1	Financial Statements	62
7.2	Certificates; Other Information	64
7.3	Payment of Obligations and Taxes	66
7.4	Maintenance of Existence; Compliance	66
7.5	Maintenance of Property; Insurance	66
7.6	Inspection of Property; Books and Records; Discussions	67
7.7	Notices	67
7.8	Environmental Laws	68
7.9	Additional Collateral, etc.	68
7.10	Further Assurances	70
7.11	Quarterly Conference Calls	71
7.12	Use of Proceeds	71
7.13	Post Restatement Effective Date Covenants	71
7.14	Minimum Cash Balances	71
7.15	Co-Mingling of Cash	71
7.16	LiveTV Airfone LLC	71

Section 8. NEGATIVE COVENANTS		71

8.1	Issuance of Preferred Stock	71
8.2	Indebtedness	72

8.3	Liens	74
8.4	Fundamental Changes	77
8.5	Disposition of Property	78
8.6	Restricted Payments	79
8.7	Capital Expenditures	81
8.8	Investments	81
8.9	Optional Payments and Modifications of Certain Debt Instruments and Material Agreements	84
8.10	Transactions with Affiliates	84
8.11	Sales and Leasebacks	85
8.12	Hedge Agreements	85
8.13	Changes in Fiscal Periods	85
8.14	Negative Pledge Clauses	85
8.15	Clauses Restricting Subsidiary Distributions	86
8.16	Lines of Business	87
8.17	Business of Holdings	87
8.18	Business of Bidco	87
8.19	Covenant Suspension upon Investment Grade Rating	88

Section 9. EVENTS OF DEFAULT		89

9.1	Events of Default	89

Section 10. THE AGENTS		92

10.1	Appointment	92
10.2	Delegation of Duties	92
10.3	Exculpatory Provisions	93
10.4	Reliance by Agents	93
10.5	Notice of Default	94
10.6	Non-Reliance on Agents and Other Lenders	94
10.7	Indemnification	95
10.8	Agent in Its Individual Capacity	95
10.9	Successor Agents	95
10.10	Agents Generally	96
10.11	Lead Arranger	96
10.12	Insolvency or Liquidation Proceedings	96
10.13	Withholding Tax	97
10.14	Cash Management Banks and Qualified Counterparties	97

Section 11. MISCELLANEOUS		97

11.1	Amendments and Waivers	97
11.2	Notices; Electronic Communications	100
11.3	No Waiver; Cumulative Remedies	102
11.4	Survival of Representations and Warranties	103
11.5	Indemnification; Expenses	103

11.6	Successors and Assigns; Participations and Assignments	104
11.7	Sharing of Payments; Set-off	115
11.8	Counterparts	116
11.9	Severability	116
11.10	Integration	116
11.11	GOVERNING LAW	117
11.12	Submission To Jurisdiction; Waivers	117
11.13	No Fiduciary Duty	117
11.14	Releases of Guarantees and Liens	118
11.15	Confidentiality	118
11.16	WAIVERS OF JURY TRIAL	119
11.17	Patriot Act Notice	119
11.18	No Third Party Beneficiaries	120
11.19	Communications Law Matters	120
11.20	Joint and Several Liability	120
11.21	Obligations Unconditional	121
11.22	Obligations Joint and Several	123
11.23	Application of Proceeds	123
11.24	Effect of Amendment and Restatement of Existing Credit Agreement	124

SCHEDULES:

1.1(a)	Commitments
1.1(b)	Subsidiary Guarantors
1.1(c)	Disqualified Lenders
5.4	Consents, Authorizations, Filings and Notices
5.8	Properties
5.9	Certain Intellectual Property Matters
5.15	Subsidiaries
5.17(d)	Environmental Litigation
5.17(e)	Environmental Liabilities
5.19(a)	Filing Jurisdictions
5.19(c)	Mortgage Filing Offices
5.22	Real Property Leases
5.23(b)	Communications Licenses
5.23(f)	FCC Proceedings
5.24	Insurance
7.13(a)	Control Agreements
8.2	Existing Indebtedness
8.3	Existing Liens
8.5	Permitted Sale Leasebacks
8.8	Existing Investments
8.10	Affiliate Transactions
8.14	Negative Pledge Clauses

EXHIBITS:

A	Form of Assignment and Assumption
B	Form of Compliance Certificate
C	[Reserved]
D	Form of Exemption Certificate
E-1	Form of Tranche B-1 Note
E-2	Form of Tranche B-2 Note
F	[Reserved]
G	Form of Perfection Certificate
H	Form of Intercompany Note
I	Form of Solvency Certificate
J	Form of Mortgage
K	Form of Acceptance and Purchase Notice
L	Form of Discount Range Purchase Notice
M	Form of Discount Range Purchase Offer
N	Form of Solicited Discounted Purchase Notice
O	Form of Solicited Discounted Purchase Offer
P	Form of Specified Discount Purchase Notice
Q	Form of Specified Discount Purchase Response
R	Form of Borrower Assignment and Assumption

v

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2014, among AIRCELL BUSINESS AVIATION SERVICES LLC, a Delaware limited liability company (“BA”), GOGO LLC, a Delaware limited liability company (“CA”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”).

WHEREAS, the Borrowers are party to that certain Credit Agreement dated as of June 21, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of April 4, 2013, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, prior to the Restatement Effective Date, the Lenders party to the Existing Credit Agreement (the “Tranche B-1 Lenders”) have extended credit to the Borrowers in the form of term loans (the “Tranche B-1 Loans”). As of the Restatement Effective Date, the aggregate principal amount of outstanding Tranche B-1 Loans is $237,718,750.00.

WHEREAS, on the Restatement Effective Date, the Tranche B-2 Lenders have agreed to extend Tranche B-2 Loans to the Borrowers in an aggregate principal amount not to exceed $75,000,000 on the terms and conditions set forth herein.

WHEREAS, the Tranche B-2 Loans shall be borrowed by BA, which shall use the proceeds of the Tranche B-2 Loans (together with any remaining proceeds of the Tranche B-1 Loans) solely (a) to further distribute such proceeds to the other Borrowers (via intercompany loans or via dividends to Holdings for investment in Subsidiaries of Holdings or via a combination thereof) for general corporate purposes, including Investments to the extent permitted by Section 8.8 and Restricted Payments to the extent permitted by Section 8.6, (b) for general corporate purposes and (c) to pay fees and expenses incurred in connection with the Transactions; and

WHEREAS, the Lenders party to the Amendment and Restatement Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the Loans outstanding as of the Restatement Effective Date and other “Obligations” under and as defined in the Existing Credit Agreement (including indemnities) shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Restatement Effective Date), and all references to the “Credit Agreement” in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof;

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NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Acceptable Discount”: as defined in Section 11.6(g)(iv)(2).

“Acceptable Purchase Amount”: as defined in Section 11.6(g)(iv)(3).

“Acceptance and Purchase Notice”: a written notice from BA setting forth the Acceptable Discount pursuant to Section 11.6(g)(iv)(2) substantially in the form of Exhibit K.

“Acceptance Date”: as defined in Section 11.6(g)(iv)(2).

“Acquired Person”: as defined in Section 8.2(i).

“Additional Extensions of Credit”: as defined in Section 11.1.

“Administrative Agent”: as defined in the preamble to this Agreement.

“Administrative Agent Parties”: the Administrative Agent or any of its Affiliates or any of their respective officer, directors, employees, agents, advisors or representatives.

“Affected Lender”: as defined in Section 4.13.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agent Related Parties”: the Administrative Agent, the Collateral Agent and any of their respective Affiliates, officers, directors, employees, agents, advisors or representatives.

“Agents”: the collective reference to the Collateral Agent and the Administrative Agent.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of the aggregate then unpaid principal amount of such Lender’s Loans.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”: this Credit Agreement.

“Agreement Value”: for each Hedge Agreement, on any date of determination, the maximum aggregate amount (giving effect to any netting agreements) that the Borrowers or any of their respective Subsidiaries would be required to pay if such Hedge Agreement were terminated on such date.

2

“Airborne Equipment”: equipment installed or to be installed on an airplane to provide in-flight connectivity and other services.

“Amendment and Restatement Agreement”: that certain Amendment and Restatement Agreement, dated as of the Restatement Effective Date, among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Anti-Terrorism Laws”: Executive Order No. 13224, the Patriot Act, the laws comprising or implementing the Bank Secrecy Act and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (each as from time to time in effect) and any similar laws relating to terrorism.

“Applicable Discount”: as defined in Section 11.6(g)(iii)(2).

“Applicable Margin”: for any day (a) (i) with respect to any Tranche B-1 Loan that is a LIBOR Loan, 9.75% per annum; and (ii) with respect to any Tranche B-1 Loan that is a Base Rate Loan, 8.75% per annum; and (b) (i) with respect to any Tranche B-2 Loan that is a LIBOR Loan, 6.50% per annum; and (ii) with respect to any Tranche B-2 Loan that is a Base Rate Loan, 5.50% per annum.

“Applicable Premium”: (a) with respect to any Loans on any date of prepayment pursuant to Section 4.1, purchase pursuant to Section 4.13(b), automatic acceleration of the Loans pursuant to Section 9 or declaration by the Administrative Agent of the Loans to be due and payable pursuant to Section 9, in each case on or prior to the Make-Whole Termination Date, the sum of (i) 3.0% of the principal amount so prepaid, purchased, automatically accelerated or declared and (ii) the present value at such date of all required interest payments due on such Loans from the date of prepayment, purchase, automatic acceleration or declaration through and including the Make-Whole Termination Date (excluding accrued but unpaid interest as of the date of prepayment or purchase), assuming that all such interest accrues at the Base Rate in effect as of the first Business Day prior to the date of such prepayment, purchase, automatic acceleration or declaration plus the Applicable Margin, discounted to the date of prepayment, purchase, automatic acceleration or declaration at a rate equal to the Treasury Rate as of such date of prepayment, purchase, automatic acceleration or declaration plus 0.50% or (b) with respect to any Loans on any date of prepayment pursuant to Section 4.1, purchase pursuant to Section 4.13(b), automatic acceleration of the Loans pursuant to Section 9 or declaration by the Administrative Agent of the Loans to be due and payable pursuant to Section 9, in each case after the Make-Whole Termination Date but prior to December 21, 2016, 3.0% of the principal amount so prepaid, purchased, automatically accelerated or declared.

“Approved Fund”: with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans, or similar extensions of credit, in the ordinary course and is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender, or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

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“Asset Sale”: any Disposition of Property or series of related Dispositions of Property, including, without limitation, any issuance of Capital Stock of any Subsidiary of the Borrowers (excluding in any case any such Disposition permitted by clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (l), (n) or (o) of Section 8.5) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $500,000.

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

“Assignment Effective Date”: as defined in Section 11.6(b).

“Auction Agent”: (a) the Administrative Agent or (b) any other financial institution or advisor employed by BA (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Loan Prepayment pursuant to Section 11.6(g); provided that BA shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither BA nor any of its Affiliates may act as the Auction Agent.

“Available Basket Amount”: at any date of determination, the sum, without duplication, of (a) $258,000,000, which amount shall be increased by $75,000,000 on the Restatement Effective Date, plus (b) an amount equal to the sum of the Builder Amounts for each fiscal quarter of BA ending after the Closing Date for which financial statements required to be delivered pursuant to Section 7.1(a) or Section 7.1(b), and the related certificate required to be delivered pursuant to Section 7.2(a), have been received by the Administrative Agent, plus (c) commencing on the Closing Date through and including such date of determination, the amount of any capital contributions by Holdings to BA or net cash proceeds from any issuance of Qualified Capital Stock of BA to Holdings and not previously applied for a purpose other than use in the Available Basket Amount, plus (d) commencing on the Closing Date through and including such date of determination, the amount of any Retained Amounts pursuant to Section 4.2(f), minus (e) the aggregate amount of any Investments made pursuant to Section 8.8(n), any Restricted Payments made pursuant to Section 8.6(d), any Capital Expenditures made pursuant to the final paragraph of Section 8.7 and the face amount of any below par purchases of Loans pursuant to Section 11.6(g) during the period commencing on the Closing Date through and including such date of determination (for purposes of this clause (e), without taking into account the intended usage of the Available Basket Amount on such date of determination). As of the Restatement Effective Date, the amount of the Available Basket Amount is $337,002,000 (after giving effect to the $75,000,000 increase described in clause (a) above).

“BA”: as defined in the preamble to this Agreement.

“BA Loan Party”: BA and any of its Subsidiaries that is a Subsidiary Guarantor.

4

“Base Rate”: a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the greatest of (a) the rate of interest published by the Wall Street Journal, from time to time, as the prime rate, (b)  1⁄2 of 1% per annum above the Federal Funds Effective Rate, (c) the LIBO Rate for an Interest Period of one month plus 1.00% and (d) (i) 2.50% for Tranche B-1 Loans and (ii) 2.00% for Tranche B-2 Loans. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in such prime rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective on the effective date of such change in such prime rate, the Federal Funds Effective Rate or the LIBO Rate, as the case may be.

“Base Rate Loans”: Loans the rate of interest applicable to which is based upon the Base Rate.

“Benefitted Lender”: as defined in Section 11.7(a).

“Bidco”: AC BidCo LLC, a Delaware limited liability company.

“Blocked Person”: as defined in Section 5.21(b).

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower Assignment and Assumption”: a borrower assignment and acceptance entered into by a Lender and BA, as assignee, and accepted by the Administrative Agent substantially in the form of Exhibit R or such other form as shall be reasonably approved by the Administrative Agent.

“Borrower Materials”: as defined in Section 11.2.

“Borrower Offer of Specified Discount Purchase”: the offer by BA to purchase Loans at a specified discount to par pursuant to Section 11.6(g)(ii).

“Borrower Solicitation of Discount Range Purchase Offers”: the solicitation by BA of offers for, and the corresponding acceptance by a Lender of a purchase of Loans at a specified range at a discount to par pursuant to Section 11.6(g)(iii).

“Borrower Solicitation of Discounted Purchase Offers”: the solicitation by BA of offers for, and the subsequent acceptance, if any, by a Lender of a purchase of Loans at a discount to par pursuant to Section 11.6(g)(iv).

“Borrowers”: as defined in the preamble to this Agreement.

“Budget Year”: as defined in Section 7.2(b).

5

“Builder Amount”: with respect to each fiscal quarter of BA ending after the Closing Date for which financial statements required to be delivered pursuant to Section 7.1(a) or Section 7.1(b), and the related certificate required to be delivered pursuant to Section 7.2(a), have been received by the Administrative Agent, an amount (which shall not be less than zero) equal to 50% of Excess Cash Flow for such fiscal quarter; provided, that the Builder Amount with respect to any such fiscal quarter shall be (a) 75% of Excess Cash Flow for such fiscal quarter if the Consolidated Total Leverage Ratio as of the last day of such fiscal quarter is less than 3.25 to 1.0 but greater than or equal to 2.0 to 1.0 or (b) 100% of Excess Cash Flow for such fiscal quarter if the Consolidated Total Leverage Ratio as of the last day of such fiscal quarter is less than 2.0 to 1.0.

“Business”: as defined in Section 5.17(b).

“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

“CA”: as defined in the preamble to this Agreement.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for maintenance, the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets, additions to equipment (including replacements, capitalized repairs and improvements during such period) and purchases of ground rights, in each case, which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries; provided that “Capital Expenditures” shall not include (i) any such expenditures in respect of assets that constitute a Permitted Acquisition, (ii) subject to the terms of Section 4.2(c), expenditures of Net Cash Proceeds arising from a Recovery Event, (iii) the purchase price of equipment that is purchased during such period to the extent the consideration therefor consists of (x) existing equipment traded in at the time of such purchase or (y) the proceeds of a concurrent sale of existing equipment, in each case in the ordinary course of business, (iv) expenditures that are accounted for as capital expenditures by BA or any Subsidiary of BA and that actually are paid for by a Person other than BA or any Subsidiary of BA and for which neither BA nor any Subsidiary of BA has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period), (v) interest capitalized during such period or (vi) expenditures for the construction of office buildings used in the business of Holdings and its Subsidiaries.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

6

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock (including, for the avoidance of doubt, common stock and preferred stock) of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing; provided, that, for the avoidance of doubt, Capital Stock shall not include debt securities convertible into Capital Stock.

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Cash Management Agreement”: shall mean any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer, automated clearinghouse transfers of funds and other cash management arrangements.

“Cash Management Bank”: with respect to any Cash Management Agreement, any counterparty thereto that (a) at the time such Cash Management Agreement was entered into, was a Lead Arranger, an Agent, a Lender or an Affiliate of any of the foregoing or (b) is designated in writing by Holdings and such counterparty to the Administrative Agent as a Cash Management Bank.

7

“Change in Law”: the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 4.9, by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control”: (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof, but excluding (i) any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (ii) any underwriter selling shares of Capital Stock of the Parent or other securities convertible into Capital Stock of the Parent (such Capital Stock or other securities convertible into Capital Stock of Parent, the “Applicable Securities”); provided, that, the exclusion in this sub-clause (ii) shall not apply if such underwriter (or any of its affiliates engaged in the day-to-day business of underwriting equity stock offerings) holds, whether legally or beneficially, Applicable Securities on the date which is three (3) months after the date on which such underwriter originally acquired such Applicable Securities), other than the Permitted Investors, owning, directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of Parent or any Borrower being occupied by persons who were neither (i) nominated by the board of directors of Parent or such Borrower, as applicable, nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to Parent or any Borrower or any Subsidiary of any Borrower occurring under and as defined in any indenture or agreement in respect of Material Indebtedness to which Parent or any Borrower or any Subsidiary of any Borrower is a party, (d) Parent ceasing to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of Holdings, (e) Holdings ceasing to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of BA, (f) Holdings ceasing to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of Bidco or (g) Holdings ceasing to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of CA.

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) the Tranche B-1 Lenders, (b) the Tranche B-2 Lenders and (c) Lenders with respect to an Extension Tranche, and (ii) with respect to Loans, each of the following classes of Loans: (a) Tranche B-1 Loans, (b) Tranche B-2 Loans and (c) Extension Tranches.

“Closing Date”: June 21, 2012.

“Code”: the Internal Revenue Code of 1986.

8

“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Collateral Agent”: as defined in the preamble to this Agreement.

“Commitment”: with respect to each Tranche B-2 Lender, on the Restatement Effective Date, the obligation of such Tranche B-2 Lender, if any, to make a Tranche B-2 Loan to the Borrowers hereunder in a principal amount not to exceed the amount set forth under the heading “Tranche B-2 Commitment” under such Tranche B-2 Lender’s name on Schedule A to the Amendment and Restatement Agreement or in the Assignment and Assumption pursuant to which such Tranche B-2 Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Commitments on the Restatement Effective Date, prior to the funding of the Tranche B-2 Loans on the Restatement Effective Date, is $75,000,000. For the avoidance of doubt, no Tranche B-1 Lender has any Commitments on the Restatement Effective Date.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with any Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under Section 414 of the Code.

“Communications”: as defined in Section 11.2.

“Communications Act”: the Communications Act of 1934, and any similar or successor Federal statute, and the rules and regulations of the FCC or any other similar or successor agency thereunder.

“Communications Laws”: all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by a Governmental Authority (including the FCC) relating in any way to the use of radiofrequency spectrum or the offering or provision of video, communications, telecommunications or information services (including the Communications Act).

“Communications License”: any Governmental Authorization granted by the FCC pursuant to the Communications Act, or by any other Governmental Authority pursuant to Communications Laws, to a Borrower or any other Group Member or assigned or transferred to a Borrower or any other Group Member pursuant to Communications Laws, including the Communications Licenses listed on Schedule 5.23(b).

“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Confidential Information Memorandum”: the Confidential Information Memorandum of BA dated May 2012 and furnished to the Lenders.

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“Consolidated Current Assets”: at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of BA and BA’s Subsidiaries at such date.

“Consolidated Current Liabilities”: at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of BA and BA’s Subsidiaries at such date, but excluding the current portion of any Funded Debt of BA and BA’s Subsidiaries.

“Consolidated EBITDA”: for any period, Consolidated Net Income for such period plus, without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (a) income tax expense for such period, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans) for such period, (c) depreciation and amortization expense for such period, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs for such period, (e) any extraordinary charges or losses determined in accordance with GAAP for such period, (f) non-cash compensation expenses for such period, (g) any non-recurring cash fees, charges and expenses incurred by BA and its Subsidiaries in connection with the Transactions during such period, (h) any non-recurring cash fees, charges and expenses related to any Qualified Public Offering, Investment, repayment, refinancing, amendment or other modification of, issuance or incurrence of Indebtedness, Disposition or issuance of Capital Stock permitted by this Agreement (whether or not consummated or incurred), (i) all deferred financing costs written off and premiums paid in connection with any early extinguishment of obligations under Hedge Agreements or other derivative instruments, (j) the amount of any restructuring, transition and management charges accrued during such period, including charges to establish accruals and reserves or to make payments associated exclusively with the reassessment or realignment of the business and operations of BA and its Subsidiaries, including, without limitation, severance, asset writedowns or asset disposals (including leased facilities), writedowns for purchase and operating lease commitments, writedowns for excess, obsolete or unbalanced inventories, and relocation costs, including costs of moving and relocating personnel; provided, that the amount of charges added pursuant to this clause (j) shall not exceed $5,000,000 in any four consecutive fiscal quarter period, (k) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition, (l) expenses resulting from liability or casualty events and (m) any other non-cash charges, non-cash expenses or non-cash losses of the BA or any of its Subsidiaries for such period (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period); provided, however, that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made, and minus, without duplication, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income for such period, (ii) any extraordinary income or gains determined in accordance with GAAP for such period and (iii) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (m) above) for such period, all as determined on a consolidated basis.

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“Consolidated Net Income”: for any period, the consolidated net income (or loss) of BA and BA’s Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that, to the extent otherwise included therein, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of BA or is merged into or consolidated with the BA or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of BA) in which BA or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by BA or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of BA to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than any Loan Document), its Organizational Documents or Requirement of Law applicable to such Subsidiary, (d) any income (or loss) attributable to Dispositions out of the ordinary course of business, (e) any income (or loss) attributable to the early extinguishment or retirement of Indebtedness or obligations under Hedge Agreements, (f) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income and (g) any interest income (or expense) from Investments in (or Indebtedness owed to) any Group Member, except to the extent that any such income is received (or expense is paid) in cash. There shall be excluded from Consolidated Net Income (i) for any period, the purchase accounting effects of adjustments to assets or liabilities as a result of any Permitted Acquisitions or the amortization or write-off of any amounts thereof and (ii) for any period, any gains or losses resulting from any reappraisal, revaluation or write-up or write-down of assets acquired pursuant to a Permitted Acquisition.

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of BA and BA’s Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Leverage Ratio”: on any date, the ratio of (a) Consolidated Total Debt on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Consolidated Working Capital”: at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Default”: any of the events specified in Section 9.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

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“Defaulting Lender”: at any time, a Lender as to which the Administrative Agent has notified Holdings that a Lender Insolvency Event has occurred and is continuing with respect to such Lender. Any determination that a Lender is a Defaulting Lender will be made by the Administrative Agent in its sole discretion acting in good faith. The Administrative Agent will promptly send to the applicable Defaulting Lender and each other Lender a copy of any notice to Holdings with respect to such Defaulting Lender provided for in this definition.

“Designation Date”: as defined in Section 3.3(g).

“Discharge of the Obligations”: as defined in the Guarantee and Collateral Agreement.

“Discount Purchase Accepting Lender”: as defined in Section 11.6(g)(ii)(2).

“Discount Range”: as defined in Section 11.6(g)(iii)(1).

“Discount Range Purchase Amount”: as defined in Section 11.6(g)(iii)(1).

“Discount Range Purchase Notice”: a written notice of Borrower Solicitation of Discount Range Purchase Offers made pursuant to Section 11.6(g) substantially in the form of Exhibit L.

“Discount Range Purchase Offer” shall mean the irrevocable written offer by a Lender, substantially in the form of Exhibit M, submitted in response to an invitation to submit offers following the Administrative Agent’s receipt of a Discount Range Purchase Notice.

“Discount Range Purchase Response Date”: as defined in Section 11.6(g)(iii)(1).

“Discount Range Proration”: as defined in Section 11.6(g)(iii)(3).

“Discounted Purchase Determination Date”: as defined in Section 11.6(g)(iv)(3).

“Discounted Purchase Effective Date”: in the case of a Borrower Offer of Specified Discount Purchase or Borrower Solicitation of Discount Range Purchase Offers, five Business Days following the receipt by each relevant Lender of notice from the Administrative Agent in accordance with Section 11.6(g)(ii), Section 11.6(g)(iii) or Section 11.6(g)(iv), as applicable unless a shorter period is agreed to between BA and the Administrative Agent.

“Discounted Term Loan Purchase”: as defined in Section 11.6(g)(i).

“Disposition”: with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Lender”: any Persons designated in writing by Parent or BA to the Administrative Agent prior to the Closing Date and listed on Schedule 1.1(c).

“Dollars” and “$”: dollars in lawful currency of the United States.

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“Domestic Subsidiary”: any Subsidiary of a Borrower (a) that is organized under the laws of any state within the United States or the District of Columbia and (b) that is not a FSHCO.

“Earn-Out Obligations”: those certain obligations of any Borrower or any Subsidiary Guarantor arising in connection with any acquisition of assets or businesses permitted under Section 8.8 to the seller of such assets or businesses the payment of which is dependent on the future earnings or performance of such assets or businesses and contained in the agreement relating to such acquisition or in an employment agreement delivered in connection therewith and that are subordinated to the payment in full in cash of the Obligations; provided, that all Earn-Out Obligations will be in form reasonably satisfactory to the Administrative Agent solely as to (i) the subordination provisions thereof (or be issued subject to a subordination agreement satisfactory to the Administrative Agent) and (ii) the provisions restricting any amendment or modification thereof without the prior written consent of the Administrative Agent.

“ECF Percentage”: 50%; provided, that, with respect to each fiscal year of BA ending on or after December 31, 2013, the ECF Percentage shall be reduced to (a) 25% if the Consolidated Total Leverage Ratio as of the last day of such fiscal year is less than 3.25 to 1.0 but greater than or equal to 2.0 to 1.0 and (b) 0% if the Consolidated Total Leverage Ratio as of the last day of such fiscal year is less than 2.0 to 1.0.

“Eligible Assignee”: any Person other than a Disqualified Lender or a natural Person that is (i) a Lender, an Affiliate of any Lender or an Approved Fund (any two or more related Approved Funds being treated as a single Eligible Assignee for all purposes hereof), or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans in the ordinary course; provided that notwithstanding anything herein to the contrary, “Eligible Assignee” shall not include any Borrower or any of their respective Affiliates except to the extent expressly provided for in Section 11.6(g).

“Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Eurocurrency Reserve Requirements”: for any day as applied to a LIBOR Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

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“Existing Credit Agreement”: as defined in the preamble hereto.

“Event of Default”: any of the events specified in Section 9.1; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow”: for any fiscal period of BA, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal period, (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal period, and (iv) the aggregate net amount of non-cash loss on the Disposition of Property by BA and its Subsidiaries during such fiscal period (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by BA and its Subsidiaries in cash during such fiscal period on account of Capital Expenditures and Permitted Acquisitions (excluding (x) the principal amount of Indebtedness issued or incurred or the proceeds of Capital Stock issued or sold, in each case, by BA or its Subsidiaries to finance such expenditures (but including repayments of any such Indebtedness incurred during such fiscal period or any prior fiscal period to the extent such repaid amounts may not be reborrowed) and (y) any such expenditures financed with the proceeds of any Reinvestment Deferred Amount or from the Available Basket Amount), (iii) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Loans) of BA and its Subsidiaries made by BA or its Subsidiaries in cash during such fiscal period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder) (including (A) the principal component of payments in respect of Capital Lease Obligations and (B) the amount of any repayment of Loans pursuant to Section 2.3), excluding the principal amount of Indebtedness issued or incurred or the proceeds of Capital Stock issued or sold, in each case, by BA or its Subsidiaries to finance such principal payments (but including repayments of any such Indebtedness incurred during such fiscal period or any prior fiscal period to the extent such repaid amounts may not be reborrowed), (iv) increases in Consolidated Working Capital for such fiscal period, (v) the aggregate net amount of non-cash gain on the Disposition of Property by BA and its Subsidiaries during such fiscal period (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, (vi) the amount of Investments actually made by BA and its Subsidiaries in cash during such period permitted by Section 8.8 (p)(ii), except to the extent that such Investments were financed with the proceeds of any issuance or sale of Capital Stock of BA or its Subsidiaries, with the proceeds of any Indebtedness of BA or its Subsidiaries or with the proceeds of any Reinvestment Deferred Amount and (vii) the amount (without duplication) of Restricted Payments paid in cash (or Investments made in cash) to Parent or Holdings during such period pursuant to Section 8.6(c) (or pursuant to Section 8.8(s)) by BA or any of its Subsidiaries on account of Taxes that are attributable to BA and its Subsidiaries, except to the extent such Restricted Payments were financed with the proceeds of any issuance or sale of Capital Stock of BA or its Subsidiaries, with the proceeds of any Indebtedness of BA or its Subsidiaries or with the proceeds of any Reinvestment Deferred Amount.

“Excess Cash Flow Application Date”: as defined in Section 4.2(a).

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“Excluded Indebtedness”: all Indebtedness permitted by Section 8.2.

“Excluded Subsidiary”: (a) any Foreign Subsidiary, (b) prior to December 31, 2014 (or such later date as the Administrative Agent may agree in its sole discretion), LiveTV Airfone LLC and (c) any Subsidiary of Holdings that (x) is prohibited by Requirement of Law or Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired Subsidiary of Holdings, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing or granting Liens to secure the Obligations or (y) could guarantee or grant Liens to secure the Obligations, as applicable, only upon receipt of a Governmental Authorization unless such Governmental Authorization has been received.

“Excluded Swap Obligation”: with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee Obligation of such Guarantor under the Guarantee and Collateral Agreement, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee Obligation in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee Obligation under the Guarantee and Collateral Agreement or security interest is or becomes illegal.

“Extended Loans” as defined in Section 3.3.

“Extending Lender” as defined in Section 3.3.

“Extension” as defined in Section 3.3.

“Extension Offer” as defined in Section 3.3.

“Extension Tranche”: as defined in Section 3.3.

“FAA”: the Federal Aviation Administration, and any successor agency of the United States Government exercising substantially equivalent powers.

“Facilities”: the Tranche B-1 Facility and the Tranche B-2 Facility.

“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations or official interpretations thereof, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

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“FCC”: the Federal Communications Commission, and any successor agency of the United States Government exercising substantially equivalent powers.

“FCC Licenses”: call signs WQFX728 and WQFX729.

“FCPA” the Foreign Corrupt Practices Act of 1977.

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Foreign Intellectual Property”: shall mean Intellectual Property governed by, or arising or existing under, pursuant to or by virtue of, the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“Foreign Subsidiary”: any Subsidiary of any Borrower that is not a Domestic Subsidiary.

“FSHCO”: any Subsidiary of any Borrower described in clause (a) of the definition of Domestic Subsidiary which does not have any material assets other than capital stock (or capital stock and indebtedness) of one or more Subsidiaries of Holdings that are not described in clause (a) of the definition of Domestic Subsidiary, and any other asset (including any intellectual property) incidental thereto.

“Fund”: any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course.

“Funded Debt”: as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans.

“Funding Office”: the office of the Administrative Agent specified in Section 11.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to Holdings and the Lenders.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time.

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“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Governmental Authorization”: all authorizations, certificates, consents, decrees, permits, licenses, registrations, waivers, privileges, approvals from and filings with all Governmental Authorities necessary in connection with any Group Member’s business.

“Group Members”: the collective reference to the Borrowers and their respective Subsidiaries.

“Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement executed and delivered by the Borrowers and each Subsidiary Guarantor on the Closing Date.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Holdings in good faith.

“Guarantors”: the collective reference to Holdings and the Subsidiary Guarantors.

“Hedge Agreements”: any agreement with respect to any cap, swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or

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economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any of the Borrowers or any of their respective Subsidiaries shall be a Hedge Agreement.

“Holdings”: as defined in the preamble to this Agreement.

“Identified Participating Lenders”: as defined in Section 11.6(g)(iii)(3).

“Identified Qualifying Lenders”: as defined in Section 11.6(g)(iv)(3).

“Immaterial Subsidiary”: any direct or indirect Subsidiary of a Borrower or group of direct or indirect Subsidiaries of the Borrowers that, individually or in the aggregate, for the twelve month period ending on the last day of the fiscal quarter of the Borrowers most recently ended, had (i) revenues of less than 2.0% of the revenues of the Borrowers and their Subsidiaries and (ii) aggregate assets with a fair market value of less than 2.0% of the fair market value of the total assets of the Borrowers and their Subsidiaries, in each case, on a consolidated basis for such period.

“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), including, without limitation, Earn-Out Obligations (valued at the maximum possible payment in accordance with the terms of the relevant agreement providing therefor), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock that is not Qualified Capital Stock of such Person, or if higher, the maximum principal amount of Indebtedness that any Capital Stock that is not Qualified Capital Stock of such Person is convertible into, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Sections 8.2 and 9.1(e) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For purposes of clause (i) above, the principal amount of Indebtedness under clause (i) shall be the

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lesser of (x) the fair market value of the applicable property securing the obligations referred to in clause (i) and (y) the amount of the obligation referred to in clause (i); and for purposes of clause (j) above, the principal amount of Indebtedness in respect of Hedge Agreements shall be the Agreement Value of such Hedge Agreement.

“Indemnified Liabilities”: as defined in Section 11.5.

“Indemnitee”: as defined in Section 11.5.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvency or Liquidation Proceeding”: (a) any voluntary or involuntary case or proceeding under the United States Bankruptcy Code, state bankruptcy law or similar law with respect to any Loan Party; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any of the foregoing expressly permitted under the covenants contained in the Loan Documents); or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party.

“Insolvent”: pertaining to a condition of Insolvency.

“Intellectual Property”: as defined in the Guarantee and Collateral Agreement.

“Intellectual Property Security Agreements”: the Patent Security Agreement, the Trademark Security Agreement and the Copyright Security Agreement (each as defined in the Guarantee and Collateral Agreement).

“Intercompany Lease Agreement”: the Spectrum Manager Lease Agreement dated as of the Closing Date among Bidco, CA and BA.

“Intercompany Note”: the Intercompany Note to be executed and delivered by each Group Member, substantially in the form of Exhibit H.

“Interest Payment Date”: (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any LIBOR Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any LIBOR Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan, the date of any repayment or prepayment made in respect thereof.

“Interest Period”: as to any LIBOR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three or six (or (if available to all Lenders) twelve) months thereafter, as

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selected by BA in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six (or (if available to all Lenders) twelve) months thereafter, as selected by BA by irrevocable notice to the Administrative Agent no later than 11:00 A.M., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) BA may not select an Interest Period that would extend beyond the Maturity Date;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(iv) BA shall select Interest Periods so as not to require a payment or prepayment of any LIBOR Loan during an Interest Period for such Loan on any day other than the last day of an Interest Period.

“Investment Grade Rating”: a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or if the applicable securities or loans are not then rated by Moody’s or S&P, an equivalent rating by any other nationally recognized statistical rating agency.

“Investments”: as defined in Section 8.8.

“Lead Arranger”: Morgan Stanley Senior Funding, Inc., in its capacity as sole lead arranger and sole bookrunner for the Facilities.

“Lease”: any lease, sublease or sub-sublease, letting, license, concession, easement, right of way or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy, all or any portion of any real property, and every modification, amendment, guaranty or other agreement relating thereto.

“Lease and Services Documents”: the Intercompany Lease Agreement and the Services Agreement.

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“Lender Insolvency Event”: (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment; provided that a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or its Parent Company by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Lenders”: the Tranche B-1 Lenders and the Tranche B-2 Lenders.

“LIBO Base Rate”: with respect to each day during each Interest Period pertaining to a LIBOR Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Reuters Screen LIBOR01 Page (or otherwise on such service), the “LIBO Base Rate” shall be determined by reference to such other comparable publicly available service for displaying LIBO rates as may be selected by the Administrative Agent or, in the absence of such availability, the arithmetic mean of the rates (rounded upward to the nearest 1/100th of 1%) as supplied to the Administrative Agent at its request quoted by the Reference Banks to leading banks in the London interbank market two Business Days before the first day of such Interest Period for Dollar deposits of a duration equal to the duration of such Interest Period.

“LIBO Rate”: with respect to each day during each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such day equal to the greater of (a) (i) for Tranche B-1 Loans, 1.50% and (ii) for Tranche B-2 Loans, 1.00%, and (b) an amount determined in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

LIBO Base Rate
1.00 - Eurocurrency Reserve Requirements

“LIBOR Loans”: Loans the rate of interest applicable to which is based upon the LIBO Rate.

“LIBOR Tranche”: the collective reference to LIBOR Loans of the same Class the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

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“Lien”: any mortgage, pledge, hypothecation, assignment for collateral security purposes, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Liquidity”: cash and Cash Equivalents held by the Borrowers and their respective Subsidiaries (taken as a whole).

“Loan”: (a) each Tranche B-1 Loan and (b) each Tranche B-2 Loan.

“Loan Documents”: this Agreement, the Amendment and Restatement Agreement, the Security Documents and the Notes.

“Loan Party”: each Group Member that is a party to a Loan Document.

“Make-Whole Termination Date”: December 21, 2015.

“Material Acquisition”: any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all of the voting Capital Stock of a Person and (b) involves the payment of consideration by BA and its Subsidiaries in excess of $10,000,000.

“Material Adverse Effect”: a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or results of operations of the Borrowers and their respective Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder, taken as a whole, or (c) the validity, perfection or priority of the Collateral Agent’s Liens upon a material portion of the Collateral.

“Material Disposition”: any Disposition of property or series of related Dispositions of property that yields gross proceeds to BA and its Subsidiaries in excess of $10,000,000.

“Material Indebtedness”: Indebtedness (other than the Loans), or obligations in respect of one or more Hedge Agreements, of any one or more of the Borrowers or any of their respective Subsidiaries or, for purposes of a Change of Control, Parent, in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Person in respect of any Hedge Agreement at any time shall be the Agreement Value of such Hedge Agreement at such time.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls, radioactive materials, and toxic mold.

“Maturity Date”: March 21, 2018.

“Moody’s”: Moody’s Investors Service, Inc.

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“Mortgaged Properties”: the real properties to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the Mortgages.

“Mortgages”: any mortgages, deeds of trust, deeds to secure debt, assignment of leases and rents or other security document made by any Loan Party in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit J.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but, in each case, only as and when received) of such Asset Sale or Recovery Event, net of, without duplication, (i) attorneys’ fees, accountants’ fees and investment banking fees, (ii) amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document), (iii) any reserve in accordance with GAAP in respect of (x) the sale price of such asset or assets and (y) any liabilities associated with such asset or assets and retained by the Borrowers or any of their respective Subsidiaries after such Disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds if not utilized to pay such costs), (iv) the Borrowers’ reasonable estimate of payments required to be made with respect to liabilities relating to any asset that is the subject of an Asset Sale (and not assumed by the buyer of such asset) within one year after such Asset Sale (it being understood and agreed that “Net Cash Proceeds” shall include an amount equal to any estimated liabilities described in this clause (iv) that have not been satisfied in cash within 365 days after such Asset Sale) and (v) other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any incurrence or issuance of Indebtedness, the cash proceeds received from such incurrence or issuance, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Non-BA Loan Party”: any Loan Party that is not a BA Loan Party.

“Non-Consenting Lenders”: in connection with any proposed amendment, modification, waiver or termination requiring the consent of all Lenders or all directly affected Lenders where the consent of the Required Lenders is obtained, the Lenders whose consent is required but not obtained.

“Non-Excluded Taxes”: as defined in Section 4.10(a).

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“Non-Extending Lender”: as defined in Section 3.3(f).

“Non-U.S. Lender”: as defined in Section 4.10(d).

“Notes”: the collective reference to any promissory note evidencing Loans.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any Insolvency or Liquidation Proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Loan Parties to any Agent or to any Lender (or, in the case of Specified Hedge Agreements or Specified Cash Management Agreements, any Qualified Counterparty or Cash Management Bank, as applicable), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Specified Hedge Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, Applicable Premium, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by the Borrowers pursuant hereto) or otherwise; provided, that any release of Collateral or Guarantors effected in the manner permitted by the Loan Documents shall not require the consent of Qualified Counterparties under Specified Hedge Agreements or Cash Management Banks under Specified Cash Management Agreements; provided, further, that the Obligations shall exclude any Excluded Swap Obligations.

“OFAC”: as defined in Section 5.21.

“Offered Amount”: as defined in Section 11.6(g)(iv)(1).

“Offered Discount”: as defined in Section 11.6(g)(iv)(1).

“Organizational Documents”: as to any Person, the certificate of incorporation, certificate of formation, by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person.

“Other Taxes”: any and all present or future stamp, court or documentary, recording, filing Taxes or any other similar Taxes, charges or levies arising from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” shall mean with respect to the Loans of a particular Class on any date, the principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof occurring on such date.

“Parent”: Gogo Inc., a Delaware corporation.

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“Parent Company”: with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Parent Expenses”: (i) costs (including all professional fees and expenses) incurred by Parent or Holdings in connection with maintaining its existence or in connection with its reporting obligations under, or in connection with compliance with, applicable laws or applicable rules of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to Indebtedness of the Borrowers or any their respective Subsidiaries, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder, (ii) expenses incurred by Parent or Holdings in connection with the acquisition, development, maintenance, ownership, prosecution, protection and defense of its intellectual property and associated rights (including but not limited to trademarks, service marks, trade names, trade dress, patents, copyrights and similar rights, including registrations and registration or renewal applications in respect thereof; inventions, processes, designs, formulae, trade secrets, know-how, confidential information, computer software, data and documentation, and any other intellectual property rights; and licenses of any of the foregoing) to the extent such intellectual property and associated rights relate to the business or businesses of the Borrowers or any their respective Subsidiaries, (iii) indemnification obligations of Parent or Holdings owing to directors, members, officers, employees or other Persons under its Organizational Documents or pursuant to written agreements with or for the benefit of any such Person, or obligations in respect of director and officer insurance (including premiums therefor), (iv) other administrative and operational expenses of Parent or Holdings incurred in the ordinary course of business, and (v) fees and expenses incurred by Parent or Holdings in connection with any offering of Capital Stock or Indebtedness, (w) which offering is not completed, or (x) where the net proceeds of such offering are received by or contributed or loaned to the Borrowers or any their respective Subsidiaries, or (y) in a prorated amount of such expenses in proportion to the amount of such net proceeds so received, contributed or loaned, or (z) otherwise on an interim basis prior to completion of such offering so long as Parent or Holdings shall cause the amount of such expenses to be repaid to the relevant Borrower or the relevant Subsidiary of the Borrowers out of the proceeds of such offering promptly if completed.

“Participant”: as defined in Section 11.6(c).

“Participant Register”: as defined in Section 11.6(c).

“Participating Lender”: as defined in Section 11.6(g)(iii)(2).

“Patriot Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

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“Perfection Certificate”: the Perfection Certificate substantially in the form of Exhibit G.

“Permitted Acquisition”: any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided, that (a) immediately prior to, and after giving effect thereto, no Specified Event of Default shall have occurred and be continuing or would result therefrom; (b) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations; (c) in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Capital Stock in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of a Borrower in connection with such acquisition shall be owned 100% by a Borrower or a Subsidiary Guarantor, and the applicable Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of such Borrower, each of the actions set forth in Sections 7.09 and 7.10, as applicable; (d) on a Pro Forma Basis after giving effect to such acquisition (and any related incurrence of Indebtedness, if applicable), the Consolidated Total Leverage Ratio, as of the last day of the most recently ended four consecutive fiscal quarter period for which the financial statements required to be delivered pursuant to Section 7.1(a) or 7.1(b), and the related certificate required to be delivered pursuant to Section 7.2(a), have been received by the Administrative Agent, would not be greater than 3.75:1.00; (e) immediately prior to, and after giving effect thereto, the Borrowers and their respective Subsidiaries shall have Liquidity of at least $10,000,000; (f) if the total consideration paid in connection with such Permitted Acquisition (including any Earn-Out Obligations and any Indebtedness of any Acquired Person that is assumed by any Borrower or any of their respective Subsidiaries following such acquisition) exceeds $2,500,000, Holdings shall have delivered to the Administrative Agent at least five Business Days prior to such proposed acquisition a certificate (with reasonably detailed backup calculations) evidencing compliance with the requirements of clauses (d) and (e) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information reasonably required to demonstrate compliance with clauses (d) and (e) above; (g) any Person or assets or division as acquired in accordance herewith shall be in substantially the same business or lines of business in which the Borrowers and/or their respective Subsidiaries are engaged, or are permitted to be engaged as provided herein, as of the time of such acquisition; and (h) the total consideration paid in connection with all Permitted Acquisitions (including any Earn-Out Obligations and any Indebtedness of any Acquired Person that is assumed by a Borrower or any of its Subsidiaries in connection with such acquisitions) shall not exceed (1) in the case of consideration in the form of cash (other than proceeds described in clause (2)) or the proceeds of Indebtedness, $75,000,000 and (2) in the case of consideration in the form of Capital Stock or the proceeds of Capital Stock, $200,000,000, in each case, from the date of this Agreement.

“Permitted Investors”: the collective reference to Ronald T. LeMay, Michael Small, the Thorne Entities and the Townsend Affiliates.

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“Permitted Refinancing”: as to any Indebtedness, the incurrence of other Indebtedness to refinance, extend, renew, defease, restructure, replace or refund (collectively, “refinance”) such existing Indebtedness; provided that, in the case of such other Indebtedness, the following conditions are satisfied: (a) other than with respect to a Permitted Refinancing in respect of Capital Lease Obligations, the weighted average life to maturity of such refinancing Indebtedness shall be greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced; (b) the principal amount of such refinancing Indebtedness shall be less than or equal to the principal amount (including any accreted or capitalized amount) then outstanding of the Indebtedness being refinanced, plus any required premiums and other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by any amount equal to any existing commitments unutilized thereunder; (c) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced; (d) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of refinancing Indebtedness); (e) the refinancing Indebtedness is subordinated to the Obligations to the same degree, if any, or to a greater degree as the Indebtedness being refinanced; and (f) no material terms (other than interest rate) applicable to such refinancing Indebtedness or, if applicable, the related security or guarantees of such refinancing Indebtedness (including covenants, events of default, remedies, acceleration rights) shall be, taken as a whole, materially more favorable to the refinancing lenders (in the commercially reasonable determination of BA) than the terms that are applicable under the instruments and documents governing the Indebtedness being refinanced.

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: at a particular time, any employee benefit plan that is covered by ERISA and in respect of which any Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform”: as defined in Section 11.2.

“Pledged Company”: any Subsidiary of any Borrower the Capital Stock of which is pledged to the Collateral Agent pursuant to any Security Document.

“Pledged Equity Interests”: as defined in the Guarantee and Collateral Agreement.

“Pro Forma Adjustment”: for any period that includes any Specified Transaction, the pro forma increase or decrease in Consolidated EBITDA projected by BA in good faith as a result of (a) actions taken, prior to or during such period, for the purposes of realizing reasonably identifiable and quantifiable cost savings as a result of such actions, or (b) any additional costs incurred prior to or during such period in connection with any combination of the operations of any acquired entity with the operations of BA and its Subsidiaries; provided that (A) so long as such actions are taken prior to or during such period or such costs are incurred prior to or during such period it may be assumed, for purposes of projecting such pro forma increase or decrease to Consolidated EBITDA, that such cost savings will be realizable during the entirety of such

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period, or such additional costs will be incurred during the entirety of such period, (B) such amounts are reasonably identifiable and factually supportable in the good faith judgment of BA, (C) such amounts and the calculations thereof are set forth in reasonable detail in a certificate signed by a Responsible Officer of BA certifying the foregoing, (D) not more than 10% of Consolidated EBITDA shall be attributable to all Pro Forma Adjustments for any period after giving effect thereto, (E) such actions are taken and the cost savings associated therewith must occur or be realized within twelve months after the date of such Specified Transaction and (F) any such pro forma increase or decrease to Consolidated EBITDA shall be without duplication for cost savings or additional costs already included or added back pursuant to the definition of Consolidated EBITDA for such period.

“Pro Forma Basis”: with respect to the satisfaction of any ratio hereunder required by the terms of this Agreement to be made on a Pro Forma Basis, that (a) to the extent applicable, the Pro Forma Adjustment shall have been made and (b) all Specified Transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such ratio; provided that, the foregoing pro forma adjustments may be applied to any such ratio solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to operating expense reductions that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on BA or any of its Subsidiaries and (z) reasonably identifiable and factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedge Agreement applicable to such Indebtedness if such Hedge Agreement has a remaining term in excess of 12 months).

“Pro Forma Financial Statement”: as defined in Section 5.1(a).

“Projections”: as defined in Section 7.2(b).

“Properties”: as defined in Section 5.17(a).

“Property”: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Public Lender”: as defined in Section 11.2.

“Purchase Date”: as defined in Section 4.2(d).

“Qualified Capital Stock”: any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (excluding any mandatory redemption resulting from an asset sale or change in control so long as no payments in respect thereof are due or owing, or otherwise required to be made, until all Obligations have been paid in full in cash), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled

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payment constituting a return of capital, in each case, at any time on or after the one hundred eighty-first day following the Maturity Date (or such later maturity date of any Loans extended in accordance with Section 3.3 on or prior to the date of issuance of such Capital Stock), or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (x) debt securities or (y) any Capital Stock referred to in clause (i) above, in each case, at any time on or after the one hundred eighty-first day following the Maturity Date (or such later maturity date of any Loans extended in accordance with Section 3.3 on or prior to the date of issuance of such Capital Stock).

“Qualified Counterparty”: with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lead Arranger, an Agent, a Lender or an Affiliate of any of the foregoing.

“Qualifying Lender”: as defined in Section 11.6(g)(iv)(3).

“Rating Agencies”: Moody’s and S&P.

“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member, the gross proceeds of which (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) exceeds $500,000.

“Reference Bank”: Morgan Stanley Senior Funding, Inc. and JPMorgan Chase Bank, N.A. and such additional or other banks as may be appointed by the Administrative Agent and reasonably acceptable to BA; provided that at any time the maximum number of Reference Banks does not exceed six.

“Refinanced Loans”: as defined in Section 11.1.

“Register”: as defined in Section 11.6(b).

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Reinvestment Deferred Amount”: with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Loans pursuant to Section 4.2(c) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”: any Asset Sale or Recovery Event in respect of which Holdings has delivered a Reinvestment Notice.

“Reinvestment Notice”: a written notice executed by a Responsible Officer stating that no Specified Event of Default has occurred and is continuing and that a Borrower (directly or indirectly through any of its Subsidiaries) intends to use all or a portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets to be used in such Borrower’s business.

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“Reinvestment Prepayment Amount”: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets to be used in the Borrowers’ business; provided that such amount shall be increased by any amount committed to be expended prior to the relevant Reinvestment Prepayment Date but not actually expended within 180 days of such date.

“Reinvestment Prepayment Date”: with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event or, in respect of any amount committed to be expended prior to such date, 180 days after such date and (b) the date on which the Borrowers shall have determined not to, or shall have otherwise ceased to, acquire or repair assets to be used in the Borrowers’ business with all or any portion of the relevant Reinvestment Deferred Amount.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Replacement Loans”: as defined in Section 11.1.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the thirty day notice period referred to in Section 4043(c) of ERISA has been waived.

“Required Lenders”: at any time, the holders of more than 50% of the sum of all Loans outstanding and all unused Commitments at such time (provided that any determination of “Required Lenders” shall be subject to the final paragraph of Section 11.1).

“Requirement of Law”: as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Governmental Authorizations and the Communications Act.

“Responsible Officer”: the chief executive officer, president, chief financial officer, general counsel or general manager of BA (unless otherwise specified), but in any event, with respect to financial matters, the chief financial officer of BA (unless otherwise specified).

“Restatement Effective Date”: July 30, 2014

“Restricted Payments”: as defined in Section 8.6.

“Retained Amount”: as defined in Section 4.2(f).

“Reversion Date”: as defined in Section 8.19(b).

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“S&P”: Standard & Poor’s Ratings Services.

“Sale-Leaseback Transactions” as defined in Section 8.11.

“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Secured Parties”: the collective reference to (a) the Administrative Agent, (b) the Collateral Agent, (c) the Lenders, (d) the Qualified Counterparties, (e) the Cash Management Banks, (f) the beneficiaries of each indemnification or reimbursement obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

“Security Documents”: the collective reference to the Guarantee and Collateral Agreement, the Mortgages (if any), the Intellectual Property Security Agreements and all other security documents hereafter delivered to the Collateral Agent granting or perfecting a Lien on any property of any Person to secure the Obligations, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Services Agreement”: the Services Agreement dated as of the Closing Date between BA and CA.

“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Solicited Discount Proration”: as defined in Section 11.6(g)(iv)(3).

“Solicited Discounted Purchase Amount”: as defined in Section 11.6(g)(iv)(1).

“Solicited Discounted Purchase Notice”: an irrevocable written notice of Borrower Solicitation of Discounted Purchase Offers made pursuant to Section 11.6(g)(iv) substantially in the form of Exhibit N.

“Solicited Discounted Purchase Offer”: the irrevocable written offer by each Lender, substantially in the form of Exhibit O, submitted following the Administrative Agent’s receipt of a Solicited Discounted Purchase Notice.

“Solicited Discounted Purchase Response Date”: as defined in Section 11.6(g)(iv)(1).

“Solvent”: with respect to the Borrowers and their Subsidiaries on the Restatement Effective Date, on a consolidated basis means (i) the Fair Value and Present Fair Salable Value of the assets of the Borrowers and their Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrowers and their Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) the Borrowers and their Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature (all capitalized terms used in this definition other than “Borrowers”, “Subsidiaries” and “Restatement Effective Date” shall have the meaning assigned to such terms in the form of solvency certificate attached hereto as Exhibit I).

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“Specified Cash Management Agreement”: any Cash Management Agreement entered into by (a) a Borrower and (b) a Cash Management Bank, as counterparty.

“Specified Event of Default”: an Event of Default arising under Section 9.1(a) or (f).

“Specified Discount”: as defined in Section 11.6(g)(ii)(1).

“Specified Discount Purchase Amount”: as defined in Section 11.6(g)(ii)(1).

“Specified Discount Purchase Notice”: an irrevocable written notice of Borrower Offer of Specified Discount Purchase made pursuant to Section 11.6(g)(ii) substantially in the form of Exhibit P.

“Specified Discount Purchase Response”: the written response by each Lender, substantially in the form of Exhibit Q, to a Specified Discount Purchase Notice.

“Specified Discount Purchase Response Date”: as defined in Section 11.6(g)(ii)(1).

“Specified Discount Proration”: as defined in Section 11.6(g)(ii)(3).

“Specified Hedge Agreement”: any Hedge Agreement entered into by (a) a Borrower and (b) a Qualified Counterparty, as counterparty.

“Specified Transaction”: with respect to any period, any Material Acquisition or Material Disposition (and, in each case, any related incurrence, repayment or assumption of Indebtedness).

“Spectrum”: the collective reference to the air-to-ground radio spectrum licensed on an exclusive basis by the FCC to Bidco pursuant to call signs WQFX728 and WQFX729.

“Submitted Amount”: as defined in Section 11.6(g)(iii)(1).

“Submitted Discount”: as defined in Section 11.6(g)(iii)(1).

“Subordinated Indebtedness”: any unsecured Indebtedness of BA, CA or Holdings, no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption or mandatory prepayment), prior to the Maturity Date (or such later maturity date of any Loans extended in accordance with Section 3.3 on or prior to the date of issuance or incurrence of such Indebtedness) (it being understood and agreed that any required offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restrictions, provided that such offer is subject to the prior payment in full in cash of the Obligations) and the payment of principal and interest of which and other obligations of any of the Borrowers in respect thereof are subordinated to the prior payment in full in cash of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

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“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Holdings or BA, as the context may require.

“Subsidiary Guarantor”: each Subsidiary of Holdings listed on Schedule 1.1(b), and each other Subsidiary of Holdings that is or becomes a party to the Guarantee and Collateral Agreement.

“Swap Obligation” :with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Taxes”: any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Thorne Entities”: “Thorne Affiliates” as such term is defined in the Stockholders’ Agreement, dated as of December 31, 2009, as amended by Amendment No. 1 thereto dated as of March 8, 2011, among Parent and certain stockholders named on the signature pages thereto (the “Stockholders’ Agreement”), as in effect on the date hereof.

“Townsend Affiliates”: Medallion Aircell, LLC, a Colorado limited liability company, and PAC3, LLC, a Delaware limited liability company.

“Tranche B-1 Facility”: the Tranche B-1 Loans.

“Tranche B-1 Lender”: as defined in the preamble, together with any other Person which becomes a party hereto as a “Tranche B-1 Lender” in accordance with the terms hereof, and including the permitted successors and assigns of any such Tranche B-1 Lender.

“Tranche B-1 Loans”: as defined in the preamble. The aggregate outstanding principal amount of Tranche B-1 Loans on the Restatement Effective Date is $237,718,750.00.

“Tranche B-2 Facility”: the Commitments and the Tranche B-2 Loans made thereunder.

“Tranche B-2 Lender”: the Persons set forth on Schedule A of the Amendment and Restatement Agreement, together with any other Person which becomes a party hereto as a “Tranche B-2 Lender” in accordance with the terms hereof, and including the permitted successors and assigns of any such Tranche B-2 Lender.

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“Tranche B-2 Loans”: the Tranche B-2 Loans borrowed by BA on the Restatement Effective Date pursuant to Sections 2.1 and 2.2. The aggregate principal amount of Tranche B-2 Loans on the Restatement Effective Date is $75,000,000.

“Transactions”: collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party, (b) the execution, delivery and performance by each of the parties to each Lease and Services Document, (c) the borrowing of the Loans, (d) the use of proceeds of the Loans, (e) the payment of fees and expenses related to the foregoing and (f) any other transactions related to or entered into in connection with any of the foregoing.

“Treasury Rate”: as of any date, the yield to maturity as of such date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date (or, if such Federal Reserve Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date to the Make-Whole Termination Date; provided, however, that if the period from such date to the Make-Whole Termination Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

“Type”: as to any Loan, its nature as a Base Rate Loan or a LIBOR Loan.

“Unasserted Contingent Obligations”: contingent surviving indemnity and reimbursement obligations under the Loan Documents in respect of which no claim or demand has been made.

“United States”: the United States of America.

“Unrestricted Cash”: as of any date of determination, unrestricted cash that would appear in cash accounts listed on a consolidated balance sheet of a Person and its Subsidiaries on such date calculated in accordance with GAAP, only to the extent such cash is (a) free and clear of all other Liens other than non-consensual Liens permitted under Section 8.3, Liens created pursuant to the Security Documents and Liens of the relevant depositary banks on the relevant accounts arising by operation of law or otherwise relating to the establishment of accounts with such banks and (b) not prohibited by any applicable law or any contract to which such Person and such Person’s Subsidiaries are party from being applied to pay Indebtedness under this Agreement or the other Loan Documents.

“Voidable Transfer”: as defined in Section 11.21(c).

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

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“Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of a Borrower.

1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (vi) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder), (vii) any reference to any law, code, statute, treaty, rule, guideline, regulation or ordinance of a Governmental Authority shall, unless otherwise specified, refer to such law, code, statute, treaty, rule, guideline, regulation or ordinance as amended, supplemented or otherwise modified from time to time and (viii) any reference to any Internal Revenue Service form shall be construed to include any successor form.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(e) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP; provided that, if either Holdings notifies the Administrative Agent that Holdings requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Holdings that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein

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shall be construed, and all computations of amounts and ratios shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary of any Loan Party at “fair value”. Notwithstanding any other provision contained herein, obligations relating to a lease that were accounted for by a Person as an operating lease as of the Closing Date and any similar lease entered into after the Closing Date by such Person shall be accounted for as obligations relating to an operating lease and not as a Capital Lease Obligation.

(f) Neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against any Person as the principal draftsperson hereof or thereof.

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

2.1 Commitments. Subject to the terms and conditions hereof, each Tranche B-2 Lender severally agrees to make a term loan to BA on the Restatement Effective Date in an amount not to exceed the amount of the applicable Commitment of such Tranche B-2 Lender as of the Restatement Effective Date. The Loans may from time to time be LIBOR Loans or Base Rate Loans, as determined by BA and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or integral multiples of $100,000 in excess thereof and (y) in the case of LIBOR Loans, $1,000,000 or integral multiples of $100,000 in excess thereof. The Commitments of each Tranche B-2 Lender in effect on the Restatement Effective Date shall automatically terminate at 5:00 P.M., New York City time, on the Restatement Effective Date.

2.2 Procedure for Borrowing. BA shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, three Business Days prior to the Restatement Effective Date in the case of LIBOR Loans to be made on the Restatement Effective Date and no later than 11:00 A.M., New York City time, one Business Day prior to the Restatement Effective Date in the case of Base Rate Loans to be made on the Restatement Effective Date) requesting that the Lenders make the Loans on the Restatement Effective Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche B-2 Lender thereof. Not later than 12:00 Noon, New York City time, on the Restatement Effective Date, each Tranche B-2 Lender, as applicable, shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche B-2 Loans to be made by such Tranche B-2 Lender. The Administrative Agent shall promptly make available to BA the aggregate of the amounts made available to the Administrative Agent by the Tranche B-2 Lenders in immediately available funds.

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2.3 Repayment of Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Loans (other than Extended Loans) on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 4.1 and Section 4.2):

“Payment Date	Principal Amount of Tranche B-1 Loans	Principal Amount of Tranche B-2 Loans
September 30, 2014	$1,550,000	$187,500
December 31, 2014	$1,550,000	$187,500
March 31, 2015	$1,550,000	$187,500
June 30, 2015	$1,550,000	$187,500
September 30, 2015	$1,550,000	$187,500
December 31, 2015	$1,550,000	$187,500
March 31, 2016	$1,550,000	$187,500
June 30, 2016	$1,550,000	$187,500
September 30, 2016	$1,550,000	$187,500
December 31, 2016	$1,550,000	$187,500
March 31, 2017	$1,550,000	$187,500
June 30, 2017	$1,550,000	$187,500
September 30, 2017	$1,550,000	$187,500
December 31, 2017	$1,550,000	$187,500
Maturity Date	Remaining unpaid principal amount of the Tranche B-1 Loans.	Remaining unpaid principal amount of the Tranche B-2 Loans.

The remaining unpaid principal amount of the Loans shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date.

SECTION 3. FEES; DEFAULTING LENDERS; EXTENSIONS OF MATURITY

3.1 Fees.

(a) Closing Fees. The Borrowers agree to pay closing fees to each Tranche B-2 Lender that is a Tranche B-2 Lender on the Restatement Effective Date, as a yield enhancement fee for the funding of such Tranche B-2 Lender’s Loans, in an amount equal to 2.00% of the stated principal amount of such Tranche B-2 Lender’s Loans, payable to such Tranche B-2 Lender on the Restatement Effective Date out of the proceeds of such Tranche B-2 Lender’s Loans as and when funded on the Restatement Effective Date. Such closing yield enhancement fee will be in all respects fully earned, due and payable on the Restatement Effective Date and shall not be refundable under any circumstances.

(b) The Borrowers agree to pay to the Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times separately agreed upon among Parent, BA and the Administrative Agent or any Affiliate thereof. All such fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent. Once paid, none of such fees shall be refundable under any circumstances.

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3.2 Defaulting Lenders. If the Borrowers and the Administrative Agent agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto; provided, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to a Lender that is not a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

3.3 Extensions of Maturity.

(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time (provided such offers are made not less than 180 days prior to the Maturity Date), by BA to all Lenders of Loans with a like maturity date on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans with the same maturity date) and on the same terms to each such Lender, BA may from time to time with the consent of any Lender that shall have accepted such offer (each such Lender, an “Extending Lender”) extend the maturity date of any Loans of such Lender only and otherwise modify the terms of such Loans of such Lender only, pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Loans and/or modifying the amortization schedule in respect of such Loans) (each, an “Extension”, and each group of Loans as so extended, as well as the original Loans not so extended, being an “Extension Tranche”; it being understood that any Extended Loans shall constitute a separate Tranche of Loans from the Tranche of Loans from which they were converted), so long as the following terms are satisfied: (i) no Specified Event of Default shall exist at the time the notice in respect of an Extension Offer is delivered to the Lenders, and no Specified Event of Default shall exist immediately prior to or after giving effect to the effectiveness of any Extended Loans, (ii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to the immediately succeeding clauses (iii), (iv) and (v), be determined by BA and set forth in the relevant Extension Offer), the Loans of any Extended Lender extended pursuant to any Extension (“Extended Loans”) shall have the same terms as the Tranche of Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the then latest maturity date of such non-extended Loans), (iii) the final maturity date of any Extended Loans shall be no earlier than the then latest maturity date of any Loan under this Agreement at the time of extension and the amortization schedule applicable to Loans pursuant to Section 2.3 for periods prior to the Maturity Date may not be increased with respect to such Extended Loans, (iv) the weighted average life to maturity of any Extended Loans shall be no shorter than the remaining weighted average life to maturity of the Loans extended thereby, (v) any Extended Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments hereunder, as specified in the applicable Extension Offer, (vi) if the aggregate principal amount of Loans in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loans offered to be extended by BA pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer, (vii) all documentation in respect of such Extension shall be consistent with the foregoing, (viii) to the extent reasonably necessary to maintain the continuing priority of the Lien of the Mortgages as security for the Obligations, as determined by the Administrative Agent in its reasonable discretion: (1) the

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applicable Loan Party to any Mortgages shall have entered into, and delivered to the Collateral Agent, at the direction and in the sole discretion of the Administrative Agent a mortgage modification or new Mortgage in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent, and (2) the Borrowers shall have caused to be delivered to the Collateral Agent for the benefit of the Secured Parties an endorsement to the title insurance policy, date down(s) or other evidence reasonably satisfactory to the Administrative Agent insuring that the priority of the Lien of the Mortgages as security for the Obligations has not changed and confirming and/or insuring that since the issuance of the title insurance policy there has been no change in the condition of title and there are no intervening liens or encumbrances which may then or thereafter take priority over the Lien of the Mortgages, (ix) any Extension Offer is required to be in a minimum amount of at least $25,000,000 and (x) in connection with such Extension, the Administrative Agent shall have received legal opinions, board resolutions, secretary’s certificates and other customary closing documents reasonably requested by the Administrative Agent. Notwithstanding anything to the contrary herein, no Lender shall be obligated to consent to any Extension Offer.

(b) Extensions consummated by BA pursuant to this Section 3.3 shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 4.1 or Section 4.2.

(c) The Lenders hereby irrevocably authorize the Administrative Agent and the Collateral Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrowers as may be necessary in order to establish new Extension Tranches or sub-Extension Tranches in respect of Extended Loans and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection with the establishment of such new Extension Tranches or sub-Extension Tranches, in each case on terms consistent with this Section 3.3.

(d) In connection with any Extension, BA shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purposes of this Section 3.3.

(e) This Section 3.3 shall supersede any provisions in Section 4.8 (b) or 11.1 to the contrary.

(f) If, in connection with any proposed Extension, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Offer (each such Lender, a “Non-Extending Lender”) then BA may, on notice to the Administrative Agent and the Non-Extending Lender, replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 11.6 (with the assignment fee and any other costs and expenses to be paid by BA in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Extended Loans on the terms set forth in such Extension; and provided, further, that all obligations of the Borrowers owing to the Non-Extending Lender relating to the Loans so

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assigned shall be paid in full by the assignee Lender to such Non-Extending Lender concurrently with such Assignment and Assumption, except that in the event a Non-Extending Lender is replaced at any time prior to the fourth anniversary of the Closing Date, the Borrowers shall pay to such Non-Extending Lender an amount equal to the Applicable Premium. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 3.3(f).

(g) Following any Extension, with the written consent of BA, any Non-Extending Lender may elect to have all or a portion of its Loans not so extended deemed to be an Extended Loan under the applicable Extension Tranche on any date (each date a “Designation Date”) prior to the maturity date of such Extension Tranche; provided that (i) such Lender shall have provided written notice to Holdings and the Administrative Agent at least 10 Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion) and (ii) no more than three Designation Dates may occur in any one year period without the written consent of the Administrative Agent. Following a Designation Date, the Loans held by such Lender so elected to be extended will be deemed to be Extended Loans of the applicable Extension Tranche, and any existing Loans held by such Lender not elected to be extended, if any, shall continue to be Loans of the applicable Extension Tranche.

SECTION 4.

GENERAL PROVISIONS APPLICABLE

TO LOANS

4.1 Optional Prepayments. Any Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (subject to the final sentence of this Section 4.1), upon irrevocable (provided that any such notice delivered by such Borrower may state that such notice is conditioned upon the effectiveness of any one or more events, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied) notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of LIBOR Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of LIBOR Loans or Base Rate Loans; provided, that if a LIBOR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrowers shall also pay any amounts owing pursuant to Section 4.11. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. The amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Loans pursuant to this Section 4.1 shall be in an aggregate principal amount of $1,000,000 or integral multiples of $100,000 in excess thereof. Subject to Section 4.8(b), the amount of each principal prepayment of the Loans pursuant to this Section 4.1 shall be applied (x) on a pro rata basis as between each Class of Loans and (y) to reduce the then remaining installments of Loans of the same Class on a pro rata basis, as directed by the Borrowers. In the event that any Loans are prepaid pursuant to this Section 4.1 at any time prior to December 21, 2016, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, in addition to the amounts otherwise described in this Section 4.1, an amount equal to the Applicable Premium.

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4.2 Mandatory Prepayments. (a) If, for any fiscal year of BA commencing with the fiscal year ending December 31, 2013, there shall be Excess Cash Flow for such fiscal year, the Borrowers shall, on the relevant Excess Cash Flow Application Date, apply an amount equal to (i) the ECF Percentage of such Excess Cash Flow minus (ii) the aggregate amount of all optional prepayments of the Loans during such fiscal year, toward the prepayment of the Loans as set forth in Section 4.2(e), but excluding for the avoidance of doubt any prepayment or cancellation of Loans pursuant to Section 11.6(g). Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than five days after the earlier of (i) the date on which the financial statements referred to in Section 7.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Administrative Agent and (ii) the date such financial statements are actually delivered to the Administrative Agent.

(b) If any Indebtedness (other than Excluded Indebtedness) shall be issued or incurred by any of the Borrowers or any of their respective Subsidiaries, the Borrowers shall apply, on the date of such issuance or incurrence, an amount equal to 100% of the Net Cash Proceeds thereof toward the prepayment of the Loans as set forth in Section 4.2(e).

(c) If any of the Borrowers or any of their respective Subsidiaries shall receive Net Cash Proceeds (or Net Cash Proceeds shall be received on behalf of any of the Borrowers or any of their respective Subsidiaries) (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received) from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered within 10 days in respect thereof, the Borrowers shall apply on such date an amount equal to such Net Cash Proceeds toward the prepayment of the Loans as set forth in Section 4.2(e); provided, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, the Borrowers shall apply an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event toward the prepayment of the Loans as set forth in Section 4.2(e).

(d) The Borrowers shall notify the Administrative Agent of the occurrence of a Change of Control within one Business Day thereof, and the Administrative Agent shall promptly thereafter notify the Lenders thereof. At any time prior to the 30th day following delivery of the notice by the Administrative Agent to the Lenders pursuant to the preceding sentence (the “Purchase Date”), each Lender shall have the right, by notice to the Borrowers and the Administrative Agent, to require the Borrowers, on the Purchase Date, to prepay in full (but not in part) the outstanding principal amount of such Lender’s Tranche B-1 Loans and Tranche B-2 Loans at a purchase price equal to 101% of the principal amount of such Loans, together with accrued and unpaid interest on the principal amount thereof to but excluding the date of payment, and all other amounts then due to such Lender (including amounts payable under Section 4.11, but (for the avoidance of doubt excluding any Applicable Premium) under the Loan Documents.

(e) Subject to Section 4.8(b), amounts to be applied in connection with prepayments made pursuant to this Section 4.2 shall be applied (x) on a pro rata basis as between each Class of Loans and (y) to reduce on a pro rata basis the remaining scheduled installments of principal

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(including the final scheduled installment on the Maturity Date (or such later maturity date of any Loans extended in accordance with Section 3.3)) due in respect of each Class of Loans. The application of any prepayment pursuant to Section 4.2 shall be made, first, to Base Rate Loans and, second, to LIBOR Loans. Each prepayment of the Loans pursuant to Section 4.2 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. If a LIBOR Loan is prepaid pursuant to Section 4.2 on any day other than the last day of the Interest Period applicable thereto, the Borrowers shall also pay any amounts owing pursuant to Section 4.11.

(f) Notwithstanding anything herein to the contrary, any Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Loans required to be made by the Borrowers pursuant to this Section 4.2, to decline all of any prepayment of its Loans pursuant to clauses (a), (b) or (c) of this Section 4.2, in which case the aggregate amount of the prepayment that would have been applied to prepay such Loans but was so declined shall be re-offered to those Lenders who have initially accepted such prepayment (such re-offer to be made (x) on a pro rata basis across each Class of Loans and (y) to each such Lender of a particular Class based on the percentage which such Lender’s Loans of that Class represents of the aggregate Loans of all such Lenders of that Class who have initially accepted such prepayment). In the event of such a re-offer, the relevant Lenders may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, to decline all of the amount of such prepayment that is re-offered to them, in which case the aggregate amount of the prepayment that would have been applied to prepay such Loans pursuant to such re-offer but was so declined (any such amount, a “Retained Amount”) shall be retained by the Borrowers to be used for any other purpose permitted pursuant to the Available Basket Amount.

4.3 Conversion and Continuation Options. (a) BA may elect from time to time to convert LIBOR Loans to Base Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the Business Day preceding the proposed conversion date; provided that any such conversion of LIBOR Loans may only be made on the last day of an Interest Period with respect thereto. BA may elect from time to time to convert Base Rate Loans to LIBOR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor); provided that no Base Rate Loan may be converted into a LIBOR Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof.

(b) Any LIBOR Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by BA giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans; provided that no LIBOR Loan may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuations; and provided, further, that if BA shall fail

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to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof.

(c) The conversions and continuations of Loans pursuant to this Section 4.3 shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of (i) a borrowing of Base Rate Loans shall be in an amount equal to $1,000,000 or integral multiples of $100,000 in excess thereof (or equal to the remaining principal balance of the Loans) and (ii) the LIBOR Loans comprising each LIBOR Tranche shall be in an amount equal to $1,000,000 or integral multiples of $100,000 in excess thereof.

4.4 Limitations on LIBOR Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of LIBOR Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that no more than ten LIBOR Tranches shall be outstanding at any one time.

4.5 Interest Rates and Payment Dates. (a) Each LIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBO Rate determined for such day plus the Applicable Margin.

(b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

(c) If an Event of Default shall have occurred and be continuing, all outstanding Loans and other amounts payable hereunder (whether or not overdue) shall bear interest at a rate per annum equal to (i) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, and (ii) in the case of any such other amounts, the rate then applicable to Base Rate Loans plus 2%, in each case from the date such Event of Default occurred until such Event of Default is no longer continuing.

(d) Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

4.6 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of clause (a) of the definition of Base Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify BA and the Lenders of each determination of a LIBO Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify BA and the Lenders of the effective date and the amount of each such change in interest rate.

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(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of BA, deliver to BA a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 4.6(a).

4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period, or

(b) the Administrative Agent shall have received notice from the Required Lenders that the LIBO Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders in good faith) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to BA and the Lenders as soon as practicable thereafter. If such notice is given (x) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to LIBOR Loans shall be continued as Base Rate Loans and (z) any outstanding LIBOR Loans shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall any Borrower have the right to convert Loans to LIBOR Loans.

4.8 Pro Rata Treatment; Application of Payments; Payments. (a) Each borrowing by any Borrower from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made on a pro rata basis.

(b) Each payment (including each prepayment) by the Borrowers (other than payments made under Section 4.9 or 4.10) on account of principal of, and interest and fees on, a Class of Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans of such Class then held by the Lenders of such Class. Optional prepayments and, subject to Section 4.2(f), mandatory prepayments shall be applied ratably among Classes of Loans. Amounts repaid or prepaid on account of the Loans may not be reborrowed.

(c) All payments (including prepayments) to be made by the Borrowers hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a LIBOR Loan becomes due and payable on a day other than a Business Day,

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the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may (but shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the applicable date of borrowing, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such date of borrowing, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans, on demand, from the Borrowers.

(e) Unless the Administrative Agent shall have been notified in writing by BA prior to the date of any payment due to be made by the Borrowers hereunder that the Borrowers will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrowers are making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the applicable Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrowers within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrowers.

4.9 Requirements of Law. (a) Notwithstanding any other provision of this Agreement, if any Change in Law:

(i) shall subject any Lender to any Tax of any kind whatsoever with respect to this Agreement or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes and Other Taxes to the extent covered by Section 4.10 or United States withholding Taxes and changes in the rate of tax on the overall net income of such Lender);

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(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the LIBO Rate hereunder; or

(iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender in good faith deems to be material, of making, converting into, continuing or maintaining LIBOR Loans, or to reduce any amount receivable hereunder, then, in any such case, the Borrowers shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrowers (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have determined that any Change in Law regarding capital adequacy shall have the effect of reducing the rate of return on such Lender’s capital or on the capital of any Person controlling such Lender as a consequence of its obligations hereunder to a level below that which such Lender or such Person could have achieved but for such Change in Law (taking into consideration such Lender’s or such Person’s policies with respect to capital adequacy) by an amount deemed by such Lender in good faith to be material, then from time to time, after submission by such Lender to the Borrowers (with a copy to the Administrative Agent) of a written request therefor accompanied by a certificate showing calculation thereof in reasonable detail, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Person for such reduction.

(c) A certificate as to any additional amounts payable (with reasonably detailed backup calculations) pursuant to this Section submitted by any Lender to the Borrowers (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Borrowers shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender notifies the Borrowers of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrowers pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. The protection of this Section 4.9 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

4.10 Taxes. (a) Except as required by any Requirement of Law, all payments made by or on behalf of any Borrower or any other Loan Party under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, excluding (i) net income taxes, franchise or similar taxes (imposed in lieu of net income taxes), branch profits taxes and Taxes on doing business or Taxes measured by or

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imposed on overall capital or net worth, in each case, imposed on any Agent or any Lender as a result of such Agent or Lender being organized under the laws of, or having a principal office, or, in the case of a Lender, its applicable lending office, located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or that are imposed as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), and (ii) any United States federal withholding Taxes imposed under FATCA. If the Borrowers or any other Loan Party shall be required by any Requirement of Law to deduct any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes from any amounts payable to any Agent or any Lender hereunder, then (x) the amounts so payable to such Agent or such Lender shall be increased so that after making all such required deductions (including deductions attributable to additional amounts payable under this Section), such Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrowers or such other Loan Party, as the case may be, shall make such deductions and (z) the Borrowers or such other Loan Party, as the case may be, shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with such Requirement of Law; provided, however, that the Borrowers and such other Loan Party shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (A) that are attributable to such Lender’s failure to comply with the requirements of paragraph (d) or (e) of this Section or (B) that are United States withholding Taxes imposed on amounts payable to such Lender under the law in effect at the time such Lender becomes a party to this Agreement (or, if such Lender is an intermediary, partnership or other flow-through entity for U.S. tax purposes, the date on which the relevant beneficiary, partner or member of such Lender becomes a beneficiary, partner or member thereof, if later) or designates a new lending office (or, in the case of a Participant, on the date such Participant becomes a Participant hereunder, or, if such Participant is an intermediary, partnership or other flow-through entity for U.S. tax purposes, the date on which the relevant beneficiary, partner or member of such Participant becomes a beneficiary, partner or member thereof, if later), except to the extent that such Lender or its assignor (if any) was entitled, at the time of such designation or assignment, to receive additional amounts from the Borrowers with respect to such Non-Excluded Taxes pursuant to this paragraph.

(b) In addition, the Borrowers and each other Loan Party, as the case may be, shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are paid by the Borrowers or any other Loan Party to a Governmental Authority pursuant to this Section 4.10, as promptly as practicable thereafter the relevant Loan Party shall send to the Administrative Agent for its own account or for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by such Loan Party from such Governmental Authority showing payment thereof. If the applicable Loan Party fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Loan Party shall indemnify the Agents and the Lenders for any incremental Taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure.

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(d) Each Lender that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to Holdings and the Administrative Agent two complete copies of either Internal Revenue Service Form W-8BEN, Form W-8ECI, Form W-8EXP, or Form W-8IMY (with any required attachments) or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit D and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify Holdings at any time it determines that it is no longer in a position to provide any previously delivered certificate to Holdings (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver. Each Lender that is not a Non-U.S. Lender shall deliver to Holdings and the Administrative Agent two complete copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax, and, to the extent it may lawfully do so at such times, provide a new Form W-9 (or successor form) upon the expiration or obsolescence of any previously delivered form. The Administrative Agent shall deliver to the Borrowers on or prior to the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers), executed originals of Internal Revenue Service Form W-9 certifying that the Administrative Agent is exempt from U.S. federal backup withholding tax.

(e) If a payment made to the Administrative Agent or a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if the Administrative Agent or such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Administrative Agent or such Lender shall deliver to Holdings and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Holdings or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Holdings or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 4.10(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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(f) If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 4.10 or Section 4.9, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 4.10 or Section 4.9 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of such Agent or such Lender in connection with obtaining such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Borrower, upon the request of such Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or such Lender in the event such Agent or such Lender is required to repay such refund to such Governmental Authority; provided, further, that in no event will the Administrative Agent or the Lender be required to pay any amount to the extent such payment would cause the Administrative Agent or the Lender to be in a less favorable net after-Tax position than the Administrative Agent or the Lender would have been in the absence of the indemnity payments or additional amounts giving rise to such refund. This paragraph shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other Person.

(g) For purposes of this Section 4.10, if a Lender is treated as a domestic partnership for U.S. federal income tax purposes, any withholding or payment of U.S. withholding Tax by such Lender in respect of any such Lender’s partners with respect to any payments made by or on behalf of any Borrower or any other Loan Party under this Agreement shall be considered a withholding or payment of such Tax by such Borrower or such other Loan Party, as the case may be.

(h) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder or under any other Loan Document.

4.11 Indemnity. The Borrowers agree to indemnify each Lender and to hold each Lender harmless from any direct, actual out-of-pocket loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by any Borrower in making a borrowing of, conversion into or continuation of LIBOR Loans after any Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by any Borrower in making any prepayment of or conversion from LIBOR Loans after any Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of or conversion from LIBOR Loans on a day that is not the last day of an Interest Period with respect thereto or (d) any other default by any Borrower in the repayment of LIBOR Loans when and as required pursuant to the terms of this Agreement. A certificate (including reasonably detailed backup calculations) as to any amounts payable pursuant to this Section submitted to any Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder or under any other Loan Document.

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4.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.9 or 4.10(a) with respect to such Lender, it will, if requested by Holdings, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender in good faith, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 4.9 or 4.10(a).

4.13 Replacement of Lenders. The Borrowers shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 4.9 or 4.10(a) (such Lender, an “Affected Lender”) or (b) is a Non-Consenting Lender, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) in the case of an Affected Lender, prior to any such replacement, such Lender shall have taken no action under Section 4.12 so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.9 or 4.10(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts (excluding the amounts described in clause (xi) below but including accrued but unpaid interest to the date of purchase) owing to such replaced Lender on or prior to the date of replacement, (v) the Borrowers shall be liable to such replaced Lender under Section 4.11 if any LIBOR Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender or an Approved Fund or Affiliate of a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 11.6 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrowers shall pay all additional amounts (if any) required pursuant to Section 4.9 or 4.10(a), as the case may be, (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender, (x) in the case of a Non-Consenting Lender, the replacement financial institution shall consent at the time of such assignment to each matter in respect of which the replaced Lender was a Non-Consenting Lender and (xi) in the event that a Non-Consenting Lender is replaced at any time prior to the fourth anniversary of the Closing Date, the Borrowers shall pay to such Non-Consenting Lender an amount equal to the Applicable Premium. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 4.13.

4.14 Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

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(b) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain the Register pursuant to Section 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender’s share thereof.

(c) The failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Loans made by such Lender in accordance with the terms of this Agreement.

(d) Each of the Borrowers agrees that, upon the request to the Administrative Agent by any Lender, such Borrower will execute and deliver to such Lender a promissory note of such Borrower evidencing any Loans of such Lender, substantially in the form of Exhibit E-1 or Exhibit E-2, as applicable, with appropriate insertions as to date and principal amount.

4.15 Illegality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to any LIBOR Loan, then, by written notice to the Borrowers and to the Administrative Agent, (i) such Lender may declare that LIBOR Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and Base Rate Loans will not thereafter (for such duration) be converted into LIBOR Loans, whereupon any request for LIBOR Loans (or to convert Base Rate Loans into LIBOR Loans or to continue LIBOR Loans for an additional Interest Period) shall, as to such Lender only, be deemed a request for Base Rate Loans (or a request to continue Base Rate Loans as such or to convert LIBOR Loans into Base Rate Loans, as the case may be), unless such declaration shall be subsequently withdrawn; and (ii) such Lender may require that all outstanding LIBOR Loans made by it be converted to Base Rate Loans, in which event all such LIBOR Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under clause (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the LIBOR Loans that would have been made by such Lender or the converted LIBOR Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBOR Loans.

(b) For purposes of this Section 4.15, a notice to the Borrowers by any Lender shall be effective as to each LIBOR Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such LIBOR Loan; in all other cases such notice shall be effective on the date of receipt by the Borrowers.

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SECTION 5.

REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

5.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of BA and its Subsidiaries as of March 31, 2012 (the “Pro Forma Financial Statement”) has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans to be made under this Agreement on the Closing Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Financial Statement has been prepared in good faith based on the assumptions set forth therein, which BA believed to be reasonable assumptions at the time such Pro Forma Financial Statement was prepared and at the Closing Date (it being understood that such assumptions may or may not prove to be correct), and presents fairly, in all material respects, on a pro forma basis the estimated financial position of BA and its Subsidiaries as at and for the date set forth above, assuming that the events specified in the preceding sentence had actually occurred at such date, subject to year-end closing adjustments.

(b) The audited consolidated balance sheets of Parent and its Subsidiaries as of December 31, 2010 and December 31, 2011, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Deloitte LLP, present fairly, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the respective fiscal years then ended. The unaudited combined balance sheet of BA and its Subsidiaries as of December 31, 2010 and December 31, 2011, and the related unaudited combined statements of income and of cash flows for the fiscal years ended on such dates present fairly, in all material respects, the financial condition of BA and its combined Subsidiaries as at such date, and the results of their operations and their cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Parent and its Subsidiaries for each fiscal quarter ended after the last balance sheet delivered pursuant to the first sentence of this Section 5.1(b) and at least 45 days prior the Closing Date and the related unaudited consolidated statements of income and cash flows for the period ended on such date present fairly, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the period then ended (subject to normal year-end audit adjustments). The unaudited combined balance sheet of BA and its Subsidiaries for each fiscal quarter ended after the last balance sheet delivered pursuant to the second sentence of this Section 5.1(b) and at least 45 days prior to the Closing Date and the related unaudited combined statements of income and cash flows for the period ended on such date present fairly, in all material respects, the financial condition of BA and its combined Subsidiaries as at such date, and the results of their operations and their consolidated cash flows for the period then ended (subject to normal year-end audit adjustments). All such financial statements referred to in the prior sentences, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). No Group Member

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has any material Guarantee Obligations, contingent liabilities or liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the financial statements (including footnote disclosures thereto) referred to in this paragraph. During the period from December 31, 2011 to and including the date hereof there has been no Disposition by any Group Member of any material part of its business or property.

5.2 No Change. Since December 31, 2011, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

5.3 Corporate Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such power, authority or legal right could not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign entity and, to the extent applicable under the laws of such jurisdiction, in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in any such jurisdiction where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with the terms of its Organizational Documents, and all Requirements of Law and all Governmental Authorizations except to the extent that the failure to comply with all Governmental Authorizations and Requirements of Law could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents and the Lease and Services Documents to which it is a party and, in the case of the Borrowers, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational and other action to authorize the execution, delivery and performance of the Loan Documents and the Lease and Services Documents to which it is a party and, in the case of the Borrowers, to authorize the extensions of credit on the terms and conditions of this Agreement. Except with respect to Foreign Intellectual Property, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the Transactions or with the execution, delivery, performance, validity or enforceability of this Agreement, any of the Loan Documents or any Lease and Services Document, except (i) consents, authorizations, filings and notices described in Schedule 5.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 5.19. Each Loan Document and Lease and Services Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document and each Lease and Services Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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5.5 No Legal Bar. The execution, delivery and performance of this Agreement, the other Loan Documents and the Lease and Services Documents, the borrowings hereunder and the use of the proceeds thereof will not (i) violate (A) the Organizational Documents of any Group Member, (B) any Requirement of Law or any Governmental Authorization of or applicable to any Group Member in any respect that could reasonably be expected to have a Material Adverse Effect or (C) any material Contractual Obligation of any Group Member and (ii) result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents and other than Liens under Section 8.3 to the extent such Liens do not have priority over the Liens created by the Security Documents) on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law, any Governmental Authorization or any such material Contractual Obligation. No Requirement of Law or Contractual Obligation applicable to any Group Member could reasonably be expected to have a Material Adverse Effect.

5.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to the Transactions, any of the Loan Documents, any of the Lease and Services Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

5.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

5.8 Ownership of Property; Liens. Each Group Member has title in fee simple to, or a valid leasehold or subleasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, license of, or right to use, all its other material tangible property, and no such tangible property is subject to any Lien except as permitted by Section 8.3. Schedule 5.8 lists, as of the Closing Date, each parcel of owned real property that has a fair market value in excess of $1,000,000 and each leasehold interest in real property held by any Group Member with annual fixed rental payments in excess of $1,000,000. The real property of each Group Member, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted), and (ii) constitutes all the real property which is required for the business and operations of each Group Member as presently conducted, in each case except as could not reasonably be expected to have a Material Adverse Effect.

5.9 Intellectual Property. Each Group Member owns, or has the legal right to use, all Intellectual Property necessary for the conduct of its business as currently conducted, free and clear of all Liens (other than as permitted by Section 8.3), except for such Intellectual Property for which the failure to own or have such legal right to use could not reasonably be expected to have a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect, the conduct of, and the use of Intellectual Property in, the business of the Group Members does not infringe, misappropriate, dilute, or otherwise violate the intellectual property rights of any other Person. Except as set forth on Schedule 5.9, there has been no such claim asserted in writing and not resolved or, to the knowledge of any Borrower, threatened against any Group Member. Except as could not reasonably be expected to have a Material Adverse

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Effect, (x) to the knowledge of any Borrower, no Person is infringing, misappropriating, diluting, or otherwise violating any Intellectual Property of any Group Member, and (y) there has been no such claim asserted or threatened against any third party by any Group Member. Parent does not own or license any material Intellectual Property.

5.10 Taxes. Except as could not, in each case, reasonably be expected to result in a liability in excess of $5,000,000, (a) each Group Member has filed or caused to be filed all Federal and state income and other tax returns that it knows are required to be filed and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member), (b) all Tax returns filed by each Group Member are accurate in all respects and (c) no Tax Lien has been filed and, to the knowledge of any Borrower, no claim is being asserted, with respect to any such Tax, fee or other charge.

5.11 Federal Regulations. No Loan Party will use any part of the proceeds of any Loans for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrowers will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U 1, as applicable, referred to in Regulation U. No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purposing of “buying” or “carrying” “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect.

5.12 Labor Matters. Except as could not, in each case, reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of any Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act, as amended, or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

5.13 ERISA. (i) No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan; (ii) no Plan has had a failure to satisfy the minimum funding standard of Sections 412 and 430 of the Code or Sections 302 or 303 of ERISA (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA), nor has there been a failure to timely make any required installment payments under Section 430(j) of the Code with respect to any Plan or a failure to timely make any required contribution to a Multiemployer Plan during such five-year period; (iii) each Plan has complied with the applicable provisions of ERISA and the Code except as any failure to comply could not reasonably be expected to result in material liability to any Group Member; (iv) no termination of a Single Employer Plan has occurred and no

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proceedings have been instituted to terminate or appoint a trustee to administer any Single Employer Plan, during such five-year period; (v) no Lien in favor of the PBGC or a Plan has arisen, or, to the knowledge of any Borrower, is likely to arise, during such five-year period, (vi) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; (vii) neither any Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan and neither any Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if such Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; (viii) no such Multiemployer Plan is in Reorganization or Insolvent pursuant to Sections 4241 or 4245, respectively, of ERISA; (ix) each Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter (or there is pending, or remains time to file, a submission seeking a determination letter) from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code or is maintained pursuant to a prototype or volume submitter plan document which is the subject of a favorable opinion or advisory letter from the Internal Revenue Service to the sponsor of the prototype or volume submitter plan document; and (x) no action, suit, proceeding, hearing, government audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits and other immaterial matters) is pending, expected or, to the knowledge of any Borrower, threatened, that could reasonably be expected to result in a material liability to any Group Member.

5.14 Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

5.15 Subsidiaries. Schedule 5.15 sets forth as of the Closing Date the name and jurisdiction of formation or incorporation of each Group Member and, as to each such Group Member, states the authorized and issued capitalization of such Group Member, the beneficial and record owners thereof and the percentage of each class of Capital Stock owned by any Loan Party. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Group Member, except as created by the Loan Documents. Except as listed on Schedule 5.15, as of the Closing Date, no Group Member owns any interests in any joint venture, partnership or similar arrangements with any Person, or is a party to or has knowledge of any agreements restricting transfer of its equity interests.

5.16 Use of Proceeds. The proceeds of the Loans shall be used as described in the recitals to this Agreement.

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5.17 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the facilities and properties owned, leased or operated by any Group Member (the “Properties”) do not contain, and, to the knowledge of any Borrower, have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) no Group Member has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by any Group Member (the “Business”), nor does any Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) to the knowledge of any Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of any Borrower, threatened, under any Environmental Law to which any Group Member is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business, in each case except as specifically disclosed on Schedule 5.17(d);

(e) to the knowledge of any Borrower, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Group Member in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws, in each case except as specifically disclosed on Schedule 5.17(e);

(f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

(g) no Group Member has assumed any liability of any other Person under Environmental Laws.

5.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished by or on behalf of any Group Member to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions

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contemplated by this Agreement or the other Loan Documents, when taken as a whole, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any material misstatement of fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made; provided, however, that with respect to the financial projections and pro forma financial information contained in the materials referenced above, the Borrowers represent only that the same were prepared in good faith based upon good faith estimates and assumptions believed by the management of such Group Member to be reasonable at the time made and at the time the same was made available to the Administrative Agent or the Lenders or any of them and at the Closing Date (it being understood that (i) such financial projections are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the control of the applicable Group Member, (ii) no assurance can be given that any such financial projections will be realized and (iii) actual results during the period or periods covered by such financial projections may differ significantly from the projected results and such differences may be material). There is no fact known to any Group Member that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

5.19 Security Documents. (a) Except with respect to any Foreign Intellectual Property, the Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) (except, as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally (other than the provisions of the United States Bankruptcy Code conferring hypothetical lien creditor status upon a bankruptcy trustee), general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing) and the proceeds thereof and (i) when the Pledged Equity Interests (as defined in the Guarantee and Collateral Agreement and to the extent a certificate represents such interests) are delivered to the Collateral Agent, the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Group Member in such Pledged Equity Interests, in each case prior and superior in right to any other Person (subject to non-consensual Liens permitted under Section 8.3 imposed by any Requirement of Law), and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 5.19(a), the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral (other than Intellectual Property), in each case prior and superior in right to any other Person, in each case, other than with respect to Liens expressly permitted by Section 8.3. In connection with Collateral consisting of deposit accounts, the applicable Loan Party has taken all actions necessary or desirable to establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over such accounts.

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(b) Upon the recordation of one or more Intellectual Property Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, together with the financing statements in appropriate form filed in the offices specified on Schedule 5.19(a), the Lien created under the Guarantee and Collateral Agreement in favor of the Collateral Agent for the ratable benefit of the Secured Parties, shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in Collateral consisting of the Intellectual Property in which a security interest may be perfected by filing in the United States, in each case prior and superior in right to any other Person (other than with respect to Liens permitted by Section 8.3) (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, may be necessary to perfect a Lien on registered United States trademarks and patents, United States trademark and patent applications or United States registered copyrights acquired or created by the Loan Parties after the date hereof).

(c) The form of Mortgage will be effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgage is filed, with appropriate changes to comply with requirements in the applicable jurisdiction, in the applicable offices, such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Party in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 8.3.

5.20 Solvency. The Borrowers and their Subsidiaries, taken as a whole, are, and after giving effect to the Transactions and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be, Solvent.

5.21 Anti-Terrorism Laws. As of the Closing Date, (a) the Loan Parties are in compliance with the Patriot Act, executive orders, and regulations promulgated by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”) and (b) none of the Loan Parties is a person on the list of “Specially Designated Nationals and Blocked Persons” or subject to the limitations and prohibitions under any other OFAC regulation or executive order, in each case, except as could not reasonably be expected to have a Material Adverse Effect.

5.22 Real Property Leases. The present use by any Group Member of the real property owned or Leased by any such Group Member is in compliance in all respects with all applicable zoning ordinances and regulations and other laws and regulations, except as could not reasonably be expected to have a Material Adverse Effect. Each material Lease (a) pursuant to which any Group Member, as lessee, acquired rights in real property, or (b) pursuant to which any Group Member, as lessor, granted rights in real property, is in full force and effect, there has been no default in the performance of any of such Lease’s terms or conditions by any Group Member and, to the best of any Borrower’s knowledge, any other party thereto, no claims of default have been asserted with respect to such Leases and no event or omission has occurred which, with the giving of notice or the lapse of time, or both, would constitute a default by any Group Member or any other party thereto under such Lease. Except as described on Schedule 5.22, no Group Member has mortgaged, pledged, granted a security interest in or assigned any of its rights to and

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under any Lease or owned property which will be outstanding after consummation of the Transactions, other than pursuant to the Security Documents. The Borrowers have delivered to the Collateral Agent (or expressly made available in a reasonable manner to the Collateral Agent and the Lenders for review on or before the date hereof) complete and correct copies of all such Leases, including any amendments, supplements or modifications with respect thereto

5.23 Governmental Authorizations and FAA Matters; Communications Law Compliance.

(a) Each Group Member (i) has duly and timely filed all material reports, registrations and other material filings, if any, which are required to be filed by it or any of its Subsidiaries under the Communications Laws or any other applicable law, rule or regulation of any Governmental Authority, including the FAA, the non-filing of which could reasonably be expected to have a Material Adverse Effect and (ii) is in compliance with the Communications Laws and all such other laws, rules, regulations and ordinances, including those promulgated by the FAA, to the extent the non-compliance with which could reasonably be expected to have a Material Adverse Effect. All information provided by or on behalf of any Group Member or any Affiliate thereof in any material filing, if any, under the Communications Laws or with the FAA relating to the business of any Group Member was, to the knowledge of such Person at the time of filing, complete and correct in all material respects when made, and the FAA has been notified of any substantial or significant changes in such information as may be required in accordance with applicable Requirements of Law.

(b) Each Group Member has (i) all Governmental Authorizations from all Governmental Authorities (including Communications Licenses) required to conduct their current business, (ii) such Governmental Authorizations are in full force and effect, and (iii) no default or breach exists thereunder except for, in each instance, such defaults or breaches as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Schedule 5.23(b) contains a list that includes all material Communications Licenses granted or assigned to each Group Member required to conduct their current business. No Borrower has any knowledge that any such Communications Licenses will be revoked, suspended, adversely modified, or will not be renewed in the ordinary course, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Borrower has any knowledge of any notice of apparent liability, violation, forfeiture, adverse judgment, or other order or complaint issued by or before any Governmental Authority, or of any action, investigation or other proceeding pending or threatened by or before any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

(d) Each Group Member has paid all license, regulatory or other fees and charges which they have calculated in good faith as due to any Governmental Authority pursuant to the Communications Laws, except in each case, where failure to pay such fees or charges could not reasonably be expected to have a Material Adverse Effect There is no inquiry, claim, action or demand pending or, to the knowledge of any Borrower, threatened before any Governmental Authority which questions the amounts paid by any Group Member pursuant to the Communications Laws, except where such inquiry, claim, action or demand could not reasonably be expected to have a Material Adverse Effect.

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(e) Bidco is the exclusive holder of the FCC Licenses, free and clear of all liens, and no other person (other than BA and CA) has any right or interest in or to the FCC Licenses or the Spectrum. The FCC Licenses are in full force and effect.

(f) Except for proceedings affecting the wireless industry generally, or as described in Schedule 5.23(f), there is not pending or, to the knowledge of any Borrower, threatened against Bidco or the FCC Licenses, nor does any Borrower know of any basis for, any application, action, formal complaint, claim, investigation, suit, notice of violation, petition, objection or other pleading, or any proceeding before the FCC or any other governmental body, against Bidco or the FCC Licenses, which questions or contests the validity of, or seeks the revocation, cancellation, forfeiture, non-renewal or suspension of, the FCC Licenses, or which seeks the imposition of any modification or amendment thereof that reasonably could affect any Group Member’s use of the Spectrum, or the payment of a material fine, sanction, penalty, damages or contribution in connection with any Group Member’s use of the Spectrum.

(g) All material documents required to be filed at any time with the FCC or any other governmental body with respect to the FCC Licenses have been timely filed or the time period for such filing has not lapsed and all of such filings are complete and correct, except where the failure to timely file or make such filing or for such filings to be complete and correct could not reasonably be expected to have a material adverse effect on any Group Member’s use of the Spectrum or the exercise by CA or BA of its rights under the Intercompany Lease Agreement. The FCC Licenses are not subject to any conditions other than those appearing on their face and those imposed by FCC rules and policies. All amounts owed to the FCC in respect of the FCC Licenses have been timely paid and, as of the date hereof, no further amounts are due to the FCC in respect of the FCC Licenses, in each case to the extent that such amounts reasonably could affect any Group Member’s use of the Spectrum.

(h) Each Group Member is in compliance in all material respects with the Communications Laws and all other laws, rules and regulations applicable to the FCC Licenses, and Bidco has complied in all material respects with the terms and conditions of the FCC Licenses. No Group Member has received written notice of any complaint or order filed alleging any material non-compliance with respect to any such laws, rules or regulations, in each case to the extent applicable to the FCC Licenses.

5.24 Insurance. Schedule 5.24 sets forth a true, complete and correct description of all insurance (a) maintained by any Group Member and (b) material to the business and operations of the Group Members taken as a whole as of the Closing Date. Such insurance is in full force and effect and all premiums have been duly paid. The Borrowers and their respective Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with Section 7.5.

5.25 FCPA. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA.

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SECTION 6. CONDITIONS PRECEDENT

6.1 [Reserved].

SECTION 7. AFFIRMATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal and interest on each Loan, all fees and all other expenses or amounts payable (other than Unasserted Contingent Obligations) under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, each of the Borrowers shall and shall cause each of their respective Subsidiaries to:

7.1 Financial Statements. Furnish to the Administrative Agent (which shall promptly furnish to each Lender):

(a) as soon as available, but in any event on or prior to the date 90 days after the end of each fiscal year of the Borrowers, (i) a copy of the audited consolidated balance sheet of Parent and Parent’s Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte LLP, or other independent certified public accountants of nationally recognized standing, (ii) a copy of the unaudited combined balance sheet of BA and its Subsidiaries as at the end of such year and the related unaudited combined statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of BA as being fairly stated in all material respects, (iii) a copy of the unaudited combined balance sheet of CA and its Domestic Subsidiaries as at the end of such year and the related unaudited combined statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of CA as being fairly stated in all material respects, (iv) to the extent there exists any direct or indirect Canadian Subsidiary of Holdings at the end of the relevant fiscal year, a copy of the unaudited combined balance sheet of Holdings’ Canadian Subsidiaries as at the end of such year and the related unaudited combined statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects and (v) to the extent there exists any direct or indirect Subsidiary of Holdings that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings at the end of the relevant fiscal year, a copy of the unaudited combined balance sheet of Holdings’ Subsidiaries (other than its Domestic Subsidiaries and its Canadian Subsidiaries) as at the end of such year and the related unaudited combined statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects;

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(b) as soon as available, but in any event on or prior to the date 45 days (or, prior to a Qualified Public Offering, 60 days) after the end of each of the first three quarterly periods of each fiscal year of the Borrowers, (i) the unaudited consolidated balance sheet of Parent and Parent’s Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Parent as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes), (ii) the unaudited combined balance sheet of BA and its Subsidiaries as at the end of such quarter and the related unaudited combined statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of BA as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes), (iii) the unaudited combined balance sheet of CA and its Domestic Subsidiaries as at the end of such quarter and the related unaudited combined statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of CA as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes), (iv) to the extent there exists any direct or indirect Canadian Subsidiary of Holdings at the end of the relevant fiscal quarter, the unaudited combined balance sheet of Holdings’ Canadian Subsidiaries as at the end of such quarter and the related unaudited combined statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes) and (v) to the extent there exists any direct or indirect Subsidiary of Holdings that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings at the end of the relevant fiscal quarter, the unaudited combined balance sheet of Holdings’ Subsidiaries (other than its Domestic Subsidiaries and its Canadian Subsidiaries) as at the end of such quarter and the related unaudited combined statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Holdings as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes); and

(c) as soon as available, but in any event on or prior to the date 15 days after the end of each month, a certificate executed and delivered by the chief financial officer of Holdings stating the amount of cash and Cash Equivalents of Holdings and its Subsidiaries as at the end of such month.

All such financial statements described in clauses (a) and (b) above shall fairly present in all material respects the financial condition of Parent and its consolidated Subsidiaries or BA and its combined Subsidiaries, as applicable, in conformity with GAAP and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

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7.2 Certificates; Other Information. Furnish to the Administrative Agent or the Collateral Agent (as applicable) (in each case which shall promptly furnish to each Lender (or, in the case of clause (g), to the relevant Lender)):

(a) concurrently with the delivery of any financial statements pursuant to (1) clauses (a) and (b) of Section 7.1, (i) a certificate of a Responsible Officer of Holdings stating that, to the best of each such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) to the extent not previously disclosed and delivered to the Administrative Agent and the Collateral Agent, (A) a listing of any Intellectual Property which is the subject of a registration or application (including Intellectual Property included in the Collateral which was theretofore unregistered and becomes the subject of a registration or application) acquired or created by any Loan Party since the date of the most recent list delivered pursuant to this clause (ii) (or, in the case of the first such list so delivered, since the Closing Date), and (B) one or more Intellectual Property Security Agreements evidencing the security interest created in such Intellectual Property registered or applied for in the United States suitable for recordation in the United States Patent and Trademark Office or the United States Copyright Office, as applicable (other than registered domain names and United States intent-to-use trademark applications that are included in the Excluded Collateral (as defined in the Guarantee and Collateral Agreement)) and the Borrowers undertake to file such Intellectual Property Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and (iii) a Compliance Certificate containing all information necessary for calculating Excess Cash Flow for the accounting period covered by the financial statements accompanying such Compliance Certificate (provided that any Compliance Certificate accompanying financial statements delivered pursuant to Section 7.1(a) shall also include all information and calculations necessary for calculating Excess Cash Flow for the fourth fiscal quarter of the Borrowers for the relevant year) and (2) Section 7.1(a), a certificate of a Responsible Officer attaching a supplement to the Perfection Certificate reflecting any changes to the schedules thereto during such fiscal year or confirming that there has been no change in such information since the date of the Perfection Certificate or latest supplement thereto;

(b) as soon as available, and in any event no later than 60 days after the end of each fiscal year of the Borrowers, a detailed consolidated budget for Parent and Parent’s Subsidiaries, a detailed combined budget for BA and BA’s Subsidiaries, a detailed combined budget for CA and its Domestic Subsidiaries, a detailed combined budget for Holdings’ Canadian Subsidiaries (to the extent there exists any direct or indirect Canadian Subsidiary of Holdings at the end of the relevant fiscal year or to the extent that Holdings reasonably expects to form or acquire a Canadian Subsidiary during the relevant Budget Year) and a detailed combined budget for Holdings’ Subsidiaries (other than its Domestic Subsidiaries and its Canadian Subsidiaries) (to the extent there exists any direct or indirect Subsidiary of Holdings that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings at the end of the relevant fiscal year or to the extent that Holdings reasonably expects to form or acquire a Subsidiary that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings during the relevant Budget Year) for the fiscal year following such fiscal year then ended (the “Budget Year”)

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shown on a quarterly basis (including a projected consolidated balance sheet of Parent and Parent’s Subsidiaries, projected combined balance sheet of BA and BA’s Subsidiaries as of the end of the Budget Year, projected combined balance sheet of CA and its Domestic Subsidiaries, projected combined balance sheet of Holdings’ Canadian Subsidiaries (to the extent there exists any direct or indirect Canadian Subsidiary of Holdings at the end of the relevant fiscal year or to the extent that Holdings reasonably expects to form or acquire a Canadian Subsidiary during the relevant Budget Year) and projected combined balance sheet of Holdings’ Subsidiaries (other than its Domestic Subsidiaries and its Canadian Subsidiaries) (to the extent there exists any direct or indirect Subsidiary of Holdings that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings at the end of the relevant fiscal year or to the extent that Holdings reasonably expects to form or acquire a Subsidiary that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings during the relevant Budget Year), the related consolidated or combined, as applicable, statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such Budget Year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of BA (in the case of Projections of BA or any of its Subsidiaries), CA (in the case of Projections of CA or any of its Domestic Subsidiaries) or Holdings (in the case of Projections of Holdings or any of its Subsidiaries (other than BA and its Subsidiaries or CA and its Domestic Subsidiaries)) stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer of BA, CA or Holdings, as applicable, has no reason to believe that such Projections are incorrect or misleading in any material respect;

(c) prior to a Qualified Public Offering, within 60 days after the end of each fiscal quarter of BA (or 90 days, in the case of the last fiscal quarter of any fiscal year), a narrative discussion and analysis of the financial condition and results of operations of Parent and Parent’s Subsidiaries, BA and BA’s Subsidiaries, CA and its Domestic Subsidiaries, Holdings’ Canadian Subsidiaries (to the extent there exists any direct or indirect Canadian Subsidiary of Holdings at the end of the relevant fiscal quarter) and Holdings’ Subsidiaries (other than its Domestic Subsidiaries and its Canadian Subsidiaries) (to the extent there exists any direct or indirect Subsidiary of Holdings that is not a Domestic Subsidiary of Holdings or a Canadian Subsidiary of Holdings at the end of the relevant fiscal quarter) for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

(d) concurrently with any delivery of financial statements pursuant to Section 7.1(a) or (b), the related unaudited consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Subsidiaries of Parent, BA or CA (as applicable) that are not Loan Parties (if any) from such consolidated or combined financial statements;

(e) within five (5) days after the same are sent, copies of all financial statements and reports that Parent or any Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all annual, regular or periodic and special reports and registration statements which the Loan Parties may file or be required to file with the SEC or comparable agency in any applicable foreign jurisdiction, any

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other stock exchange or any Governmental Authority, and copies of each written notice or other correspondence received from the SEC or comparable agency in any applicable foreign jurisdiction concerning any investigation or potential investigation or other inquiry by such agency regarding the financial or other operational results of Parent or any Borrower or any of their respective Subsidiaries (it being understood that the foregoing requirements of this Section 7.2(e) shall be deemed to have been satisfied if the Borrowers deliver or makes available in electronic format through their website such reports or statements and, prior to a Qualified Public Offering, the Borrowers notify the Administrative Agent that such reports or statements are available thereon);

(f) promptly, any final “management” letter submitted by the accountants to management of any Group Member in connection with their annual audit; and

(g) promptly, such additional financial and other information as any Lender may from time to time reasonably request, including, without limitation, with respect to the Patriot Act.

7.3 Payment of Obligations and Taxes. Pay its Material Indebtedness and other obligations promptly and in accordance with their terms, except to the extent the failure to pay such other obligations could not reasonably be expected to have a Material Adverse Effect, and pay and discharge or cause to be paid and discharged promptly when due all Taxes shown to be due and payable on all Federal and state income and other material tax returns required to be filed and all other material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member.

7.4 Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary in the normal conduct of its business, including, without limitation, all necessary Governmental Authorizations (including Communications Licenses), except, in each case, as otherwise permitted by Section 8.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations, Organizational Documents and Requirements of Law (including, without limitation, ERISA, the Code, and Communications Laws) except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

7.5 Maintenance of Property; Insurance. (a) Keep all material tangible property necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance (i) on all its material tangible property in at least such amounts and against at least such risks (but including in any event general liability) consistent with past practices of the Borrowers and the prudent business judgment of the Borrowers and (ii) on such real property that is encumbered by any Mortgage and located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, written in an amount not

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less than the outstanding principal amount of the Indebtedness secured by such Mortgage that is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, with a term ending not later than the maturity of the Indebtedness secured by such Mortgage. The Borrowers will furnish to the Administrative Agent, upon request, information in reasonable detail as to the insurance so maintained and, subject to Section 7.13(c) with respect to insurance in existence as of the Closing Date, ensure that such insurance shall be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and to name the Collateral Agent as additional insured.

7.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in conformity with all Requirements of Law and in a manner to allow financial statements to be prepared in conformity with GAAP of all material dealings and transactions in relation to its business and activities and (b) permit representatives of the Administrative Agent, the Collateral Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (in all cases subject to applicable law and Section 11.15) at reasonable times and intervals upon reasonable notice to Holdings and to discuss the business, operations, properties and financial and other condition of the Group Members with officers and employees of the Group Members and with their independent certified public accountants.

7.7 Notices. Promptly (and in any event within five days after the relevant event, except in the case of clause (d)) give notice to the Administrative Agent (which shall promptly furnish a copy of such notice to each Lender) of:

(a) after a Responsible Officer of a Borrower knows thereof, the occurrence of any Default or Event of Default;

(b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Group Member (i) in which the amount claimed against any Group Member and not covered by insurance exceeds $5,000,000, (ii) in which injunctive or similar relief is sought and which could reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document;

(d) the following events, as soon as possible and in any event within 30 days after any Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, (ii) a failure to meet the minimum funding standards of the Code and ERISA or to timely make any required contribution to a Plan that is subject to Title IV of ERISA, (iii) the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan, (iv) the institution of proceedings or the delivery of written correspondence by the PBGC or any Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Single Employer Plan or Multiemployer Plan or (v) any other event set forth in Section 9.1(g) that could reasonably be expected to result in any liability of any one or more Group Members in an aggregate amount exceeding $1,000,000;

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(e) any adverse notice or report regarding any Governmental Authorization that could reasonably be expected to have a Material Adverse Effect; and

(f) any other development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7.7 shall be accompanied by a statement of a Responsible Officer of the relevant Loan Party setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

7.8 Environmental Laws. (a) Comply with, and ensure compliance in all material respects by all tenants and subtenants of any Group Member, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants of any Group Member obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except, in each case, to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.9 Additional Collateral, etc. (a) With respect to any property acquired after the Closing Date by any Loan Party (other than (w) any property described in paragraph (b), (c) or (d) below, (x) any property subject to a Lien expressly permitted by Section 8.3(g) (solely to the extent the terms of such Indebtedness relating to such Lien prohibit the granting of a Lien to secure the Obligations), (y) any property acquired by any Excluded Subsidiary and (z) any Foreign Intellectual Property) as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien, within 10 Business Days of such acquisition (or such longer period as may be reasonably acceptable to the Collateral Agent) (i) execute and deliver to the Collateral Agent such amendments to the applicable Security Document or such other documents as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property, (ii) take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such property (in the case of property other than Capital Stock, subject to Liens permitted under Section 8.3 and in the case of Capital Stock, subject to non-consensual Liens imposed by any Requirement of Law), including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the applicable Security Document or by law and, in the case of United States registered or applied-for Intellectual Property ((other than registered domain names and United States intent-to-use trademark applications that are included in the Excluded Collateral (as defined in the Guarantee

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and Collateral Agreement)), the recordation of an Intellectual Property Security Agreement evidencing the security interest created in such United States Intellectual Property suitable for recordation in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

(b) With respect to (a) any fee interest in any real property having a fair market value (together with improvements thereof) of at least $1,000,000 owned by any Loan Party (other than any such real property subject to a Lien expressly permitted by Section 8.3(g) (solely to the extent the terms of such Indebtedness relating to such Lien prohibit the granting of a Lien to secure the Obligations)) and (b) any leasehold interest in any real property having annual fixed rental payments of at least $1,000,000 leased by any Loan Party (other than (x) any such real property subject to a Lien expressly permitted by Section 8.3(g) (solely to the extent the terms of such Indebtedness relating to such Lien prohibit the granting of a Lien to secure the Obligations), (y) any such real property where the respective Loan Party has made commercially reasonable efforts to obtain consent to execute and deliver a first priority Mortgage, in favor of the Collateral Agent, for the benefit of the Secured Parties, but is unable to do so and (z) leased cell towers to the extent a leasehold mortgage is required to create a security interest therein), in each case, acquired after the Closing Date, within 90 days after the acquisition thereof (or such longer period as may be reasonably acceptable to the Collateral Agent) (i) execute and deliver a first priority Mortgage, subject to Liens permitted under Section 8.3, in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property, (ii) provide the Secured Parties with (x) a pro forma title insurance policy covering such real property in an amount equal to 105% of the purchase price of such owned real property or the fair market value of the leasehold interests (or, in each case, such other lesser amount as shall be reasonably acceptable to the Collateral Agent) as well as a current ALTA survey thereof, (y) any consents, affidavits or estoppels reasonably deemed necessary or advisable by the Collateral Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (z) any flood certificates and proof of flood insurance, if applicable, covering such real property and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

(c) With respect to any new Subsidiary (other than an Excluded Subsidiary) created or acquired after the Closing Date by any Group Member (other than by any Group Member that is an Excluded Subsidiary) or any Subsidiary that ceases to be an Excluded Subsidiary (a “re-designated subsidiary”), within 10 Business Days of such creation or acquisition or ceasing to be an Excluded Subsidiary (or such longer period as may be reasonably acceptable to the Collateral Agent) (i) execute and deliver to the Collateral Agent such Security Documents as the Administrative Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject to non-consensual Liens permitted under Section 8.3 imposed by any Requirement of Law) in the Capital Stock of such new Subsidiary or re-designated subsidiary, as applicable, that is owned by any Loan Party, (ii) deliver to the Collateral Agent any certificates representing such Capital Stock, together with undated stock or other transfer powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such new Subsidiary or

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re-designated subsidiary, as applicable, (A) to become a party to the applicable Security Documents, (B) to take such actions necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties a perfected first priority security interest (in the case of property other than Capital Stock, subject to Liens permitted under Section 8.3 and in the case of Capital Stock, subject to non-consensual Liens permitted under Section 8.3 imposed by any Requirement of Law) in all or substantially all, or any portion of the Property of such new Subsidiary or re-designated subsidiary, as applicable, as the Administrative Agent shall determine, in its reasonable discretion, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Collateral Agent, (iv) deliver to the Collateral Agent, for each such Subsidiary board resolutions and other secretary’s certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Closing Date under Section 6.1, and (v) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

(d) With respect to any new Excluded Subsidiary created or acquired after the Closing Date by any Loan Party (other than by any Group Member that is an Excluded Subsidiary), within 10 Business Days of such creation or acquisition (or such longer period as may be reasonably acceptable to the Collateral Agent) (i) execute and deliver to the Collateral Agent such Security Documents as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject to non-consensual Liens permitted under Section 8.3 imposed by any Requirement of Law) in the Capital Stock of such new Subsidiary that is owned by any such Loan Party (provided that in no event shall more than 65% of the total outstanding voting Capital Stock and 100% of the total outstanding non-voting Capital Stock of any such new Foreign Subsidiary be required to be so pledged), (ii) deliver to the Collateral Agent any certificates representing such Capital Stock, together with undated stock or other transfer powers, in blank, executed and delivered by a duly authorized officer of the relevant Group Member, as the case may be, and take such other action as may be reasonably necessary to perfect the Collateral Agent’s security interest therein, and (iii) if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

7.10 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent or the Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents to the extent provided herein or therein, or of more fully perfecting or renewing the rights of the Administrative Agent, the Collateral Agent and the Secured Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by any Loan Party which may be deemed to be part of the Collateral) pursuant hereto or thereto. Except with respect to Foreign Intellectual Property, upon the exercise by the Administrative Agent, the Collateral Agent or any Secured Party of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording qualification or authorization of any Governmental Authority, the Borrowers will execute and deliver, or will cause the

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execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Collateral Agent or such Secured Party may be required to obtain from the Borrowers or any of their respective Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

7.11 Quarterly Conference Calls. Prior to a Qualified Public Offering, within 30 days (which may be extended for reasonable cause at BA’s and the Administrative Agent’s reasonable discretion) after delivery of the financial statements required by Section 7.1(a) and Section 7.1(b), the Borrowers shall hold a conference call to which the Administrative Agent, the Collateral Agent, and the Lenders shall be invited, subject to appropriate confidentiality requirements, to discuss such financial statements, the results of operations for the relevant reporting period and other matters reasonably requested by a participant on such conference call.

7.12 Use of Proceeds. Use the proceeds of the Loans only for the purposes described in the recitals to this Agreement.

7.13 Post Restatement Effective Date Covenants.

(a) Control Agreements. Deliver to the Collateral Agent executed control agreements sufficient to perfect the Collateral Agent’s Lien on the deposit or securities accounts set forth on Schedule 7.13(a) within 60 days after the Restatement Effective Date (or such later date as the Administrative Agent may agree in its sole discretion).

(b) LiveTV Airfone LLC. If LiveTV Airfone LLC has not been dissolved on or prior to December 31, 2014 (or such later date as the Administrative Agent may agree in its sole discretion), cause LiveTV Airfone LLC to become a Loan Party in accordance with the requirements of Section 7.9(c) and otherwise comply with the requirements of Section 7.9 with respect to LiveTV Airfone LLC, in each case as applicable to a “redesignated subsidiary” thereunder.

7.14 Minimum Cash Balances. Maintain at all times at least $5,000,000 of Unrestricted Cash of Holdings and its Subsidiaries, taken as a whole.

7.15 Co-Mingling of Cash. Each Borrower agrees that it shall not co-mingle its cash and Cash Equivalents with cash and Cash Equivalents of the other Borrowers.

7.16 LiveTV Airfone LLC. Each Borrower agrees that it shall cause LiveTV Airfone LLC to not own any material assets (including any spectrum assets) unless LiveTV Airfone LLC becomes a Loan Party.

SECTION 8. NEGATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal and interest on each Loan, all fees and all other expenses or amounts payable (other than Unasserted Contingent Obligations) under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrowers shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly and, with respect to Section 8.18, Bidco shall not, directly or indirectly:

8.1 Issuance of Preferred Stock. Issue any preferred stock or other preferred Capital Stock or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Stock of any Group Member, other than any Qualified Capital Stock.

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8.2 Indebtedness. Create, issue, incur, assume or become liable in respect of any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) unsecured Indebtedness of any Group Member owed to any other Group Member (the “lending member”); provided that the corresponding Investment by the lending member complies with Section 8.8, including the last paragraph of Section 8.8;

(c) Guarantee Obligations by any Group Member (a “guarantor”) of obligations of any other Group Member (a “primary obligor”) otherwise permitted pursuant to Section 8.2; provided that, if such Indebtedness is Subordinated Indebtedness, then the Guarantee Obligations in respect of such Indebtedness shall be subordinated to the same degree, if any, or to a greater degree as such Indebtedness is subordinated to the Obligations; provided, further that the corresponding Investment by the guarantor in the primary obligor complies with Section 8.8, including the last paragraph of Section 8.8;

(d) Indebtedness outstanding on the date hereof and listed on Schedule 8.2 and any Permitted Refinancing thereof;

(e) (i) Indebtedness incurred to finance the acquisition of Airborne Equipment (including without limitation Capital Lease Obligations) secured by Liens permitted by Section 8.3(g), and Permitted Refinancings of such Indebtedness, in an aggregate principal amount for this clause (e)(i) not to exceed $50,000,000 at any one time outstanding; provided that (x) any Indebtedness incurred pursuant to this clause (e)(i) shall not be in an amount in excess of the purchase price of the applicable Airborne Equipment, (y) the relevant customer lease relating to any Airborne Equipment acquired with the proceeds of any Indebtedness incurred pursuant to this clause (e)(i) shall have a tenor at least as long as the tenor of such Indebtedness and (z) the relevant customer lease relating to any Airborne Equipment acquired with the proceeds of any Indebtedness incurred pursuant to this clause (e)(i) shall provide for payments to the relevant Loan Party in an amount sufficient to make all payments of principal, interest and other amounts required to be paid under such Indebtedness, and (ii) Indebtedness incurred to finance the acquisition of other fixed or capital assets (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 8.3(g), and Permitted Refinancings of such Indebtedness, in an aggregate principal amount for this clause (e)(ii) not to exceed $50,000,000 at any one time outstanding; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (e)(ii) shall not exceed $5,000,000 at any time outstanding;

(f) Hedge Agreements permitted under Section 8.12;

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(g) Indebtedness in respect of (i) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, (ii) performance, bid, surety, indemnity, appeal bonds, completion guarantees and other obligations of like nature and (iii) guarantees and/or obligations as an account party in respect of the face amount of letters of credit in respect thereof, in each case securing obligations not constituting Indebtedness for borrowed money (including worker’s compensation claims, environmental remediation and other environmental matters and obligations in connection with self-insurance or similar requirements) provided in the ordinary course of business;

(h) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

(i) Indebtedness of a Person existing at the time such Person became a Subsidiary of a Borrower (such Person, an “Acquired Person”), together with all Indebtedness assumed by the Borrowers or any of their respective Subsidiaries in connection with any acquisition permitted under Section 8.8, but only to the extent that (i) such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary of a Borrower or such acquisition, (ii) any Liens securing such Indebtedness attach only to the assets of the Acquired Person and (iii) the aggregate principal amount of such Indebtedness does not exceed $50,000,000 at any one time outstanding; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (i) shall not exceed $10,000,000 at any time outstanding;

(j) Earn-Out Obligations in connection with Permitted Acquisitions and Indebtedness of the type described in clause (b) of such definition in respect of any other Investment or Disposition expressly permitted hereunder, in each case constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments, in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (j) shall not exceed $10,000,000 at any time outstanding;

(k) Subordinated Indebtedness of a CA, BA or Holdings in an aggregate amount not to exceed $25,000,000 at any one time outstanding on a combined basis;

(l) additional unsecured Indebtedness of any Subsidiary of Holdings in an aggregate principal amount not to exceed $22,500,000 at any time outstanding; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (l) shall not exceed $7,500,000 at any time outstanding;

(m) Indebtedness of any Subsidiary of Holdings in respect of industrial revenue bonds or other similar governmental or municipal bonds in an aggregate principal amount not to exceed $500,000 at any time outstanding; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (m) shall not exceed $250,000 at any time outstanding;

(n) Indebtedness representing deferred compensation to employees of Holdings or any of Holdings’ Subsidiaries incurred in the ordinary course of business;

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(o) Indebtedness (i) consisting of obligations under deferred compensation or other similar arrangements incurred in connection with Permitted Acquisitions or any other Investment expressly permitted hereunder or (ii) that is owed to the seller of a business in a Permitted Acquisition to the extent constituting consideration for such Permitted Acquisition, provided, that (x) such Indebtedness under clause (o)(ii) shall be unsecured, and shall not mature or amortize any principal prior to the date that is 91 days after the Maturity Date (or such later maturity date of any Loans extended in accordance with Section 3.3 in effect at the time such Indebtedness is incurred), and (y) the aggregate outstanding amount of such Indebtedness shall not exceed $10,000,000 at any time; provided that the maximum amount of Indebtedness permitted to be incurred by BA and its Subsidiaries pursuant to this clause (o) shall not exceed $5,000,000 at any time outstanding;

(p) Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case for deposit accounts incurred in the ordinary course of business in connection with cash management activities;

(q) to the extent constituting Indebtedness, judgments, decrees, attachments or awards not constituting an Event of Default under Section 9.1(h); and

(r) unsecured Indebtedness owed to Parent that is subordinated to the payment in full in cash of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

8.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for:

(a) Liens for taxes, assessments and other governmental charges or levies not yet delinquent or that are (i) being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of the applicable Group Member in conformity with GAAP or (ii) imposed on landlords or sublandlords of any Subsidiary of Holdings that do not materially interfere with the ordinary conduct of the business of such Subsidiary of Holdings;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 60 days or that are bonded or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, rights-of-way, restrictions, encroachments, reservations and other similar encumbrances incurred in the ordinary course of business and other immaterial exceptions to title that do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Holdings or any Subsidiary of Holdings;

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(f) Liens in existence on the date hereof listed on Schedule 8.3, securing Indebtedness permitted by Section 8.2(d); provided that no such Lien is spread to cover any additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased;

(g) Liens securing Indebtedness of any Subsidiary of Holdings incurred pursuant to Section 8.2(e) to finance the acquisition of Airborne Equipment and other fixed or capital assets; provided that (i) such Liens shall be created substantially simultaneously with the financing of the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and the products and proceeds thereof (and accessions thereto) and (iii) the amount of Indebtedness secured thereby is not increased; provided, however, notwithstanding anything in clause (ii) above, individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; provided, further, that any such Lien incurred pursuant to this Section 8.3(g) complies (without duplication of amounts) with Sections 8.2 and 8.8, including the last paragraph of Section 8.8;

(h) Liens created pursuant to the Security Documents;

(i) any interest or title of a lessor and any Lien created by any such lessor under any lease or occupancy agreement entered into by any Subsidiary of Holdings;

(j) non-exclusive licenses with respect to Intellectual Property, leases or subleases granted to or from third parties in the ordinary course of business that do not materially detract from the value of any Collateral or materially interfere with the ordinary course of business of Holdings or any of its Subsidiaries;

(k) Liens securing judgments not constituting an Event of Default under Section 9.1(h);

(l) the filing of UCC financing statements solely as a precautionary measure in connection with operating leases and consignment arrangements;

(m) Liens existing on property acquired by any Subsidiary of Holdings at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed); provided that (i) such Lien is not created in contemplation of such acquisition, (ii) such Lien does not extend to any other property of any Group Member following such acquisition and (iii) the aggregate principal amount of the Indebtedness secured by such Liens does not exceed $20,000,000 at any time; provided that the maximum amount of Indebtedness secured by Liens permitted pursuant to this clause (m) on property acquired by BA and its Subsidiaries shall not exceed $7,500,000 at any time;

(n) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection; and (ii) that are contractual rights of set-off or, in the case of clause (n)(ii)(1) or (n)(ii)(2), other bankers’ Liens (1) in favor of a banking institution arising as a

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matter of law encumbering deposits or otherwise relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (2) relating to pooled deposit or sweep accounts of any Subsidiary of Holdings to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such Person or (3) relating to purchase orders and other agreements not for the incurrence of Indebtedness entered into with customers of such Person in the ordinary course of business;

(o) Liens not otherwise permitted by this Section 8.3 so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed $17,500,000 at any one time; provided that the maximum amount of obligations of BA and its Subsidiaries secured by Liens permitted pursuant to this clause (o) shall not exceed $6,500,000 at any one time;

(p) Liens securing Indebtedness of the type permitted under Section 8.2(m); provided, that (i) such Lien is granted within 120 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 80% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause and the products and proceeds thereof (and accessions thereto); provided, however, notwithstanding anything in clause (iii) above, individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; provided, further, that any such Lien incurred pursuant to this Section 8.3(p) complies (without duplication of amounts) with Sections 8.2 and 8.8, including the last paragraph of Section 8.8;

(q) Liens securing Indebtedness of the type permitted by Section 8.2(i); provided, that any such Liens securing such Indebtedness attach only to the assets of the relevant Acquired Person;

(r) Liens incurred and deposits made in the ordinary course of business securing liability for premiums or reimbursement or indemnification obligations (including obligations in respect of letters of credit or bank guarantees) for the benefit of insurance carriers providing insurance to any Subsidiary of Holdings;

(s) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(t) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Subsidiary of Holdings in the ordinary course of business permitted by this Agreement;

(u) Liens solely on any cash earnest money deposits made by any Subsidiary of Holdings in connection with any letter of intent or purchase agreement permitted hereunder;

(v) ground leases in respect of real property on which facilities owned or leased by any Subsidiary of Holdings are located and other Liens affecting the interest of any landlord (and any underlying landlord) of any real property leased by any Subsidiary of Holdings;

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(w) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 8.8 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 8.5, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; and

(x) Liens on property of any Foreign Subsidiary of Holdings which property does not constitute Collateral, which Liens secure Indebtedness of such Foreign Subsidiary permitted under Section 8.2.

Notwithstanding anything to the contrary herein, with respect to any network operating center owned or leased by any Loan Party, any data center owned or leased by a Loan Party, any cell tower owned or leased by a Loan Party or any manufacturing and assembly facility owned or leased by a Loan Party, in each case to the extent any such property does not constitute Collateral, no Loan Party shall be permitted to enter into or suffer to exist or become effective any Lien (other than Liens permitted under Section 8.3(f), non-consensual Liens permitted under Section 8.3 imposed by any Requirement of Law and other than Liens not securing obligations in respect of Indebtedness) on any such property.

8.4 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

(a) any Subsidiary of Holdings (other than BA, CA or Bidco) may be merged or consolidated with or into (i) BA or CA (provided that BA or CA, as applicable, shall be the continuing or surviving entity and no Subsidiary of BA may merge into or be consolidated with CA pursuant to this clause (i)), (ii) any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving entity and no Subsidiary of BA may merge into or be consolidated with a Non-BA Loan Party pursuant to this clause (ii)), (iii) to the extent permitted by and subject to Section 8.8(e), (f), (m) or (n), any other Subsidiary of Holdings that is not a Wholly Owned Subsidiary Guarantor (provided that the aggregate fair market value of the assets of any Subsidiaries of Holdings merging or consolidating with any other Subsidiary of Holdings that is not a Wholly Owned Subsidiary Guarantor pursuant to this clause (iii) shall not exceed $25,000,000 during the term of this Agreement) or (iv) to the extent permitted by and subject to Section 8.8(e), (f), (m) or (n), any Non-BA Loan Party;

(b) (i) any Subsidiary of Holdings (other than a BA Loan Party, CA or Bidco) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to BA, CA or any Wholly Owned Subsidiary Guarantor or, to the extent permitted by and subject to Section 8.8(e), (f), (m) or (n), any other Subsidiary of Holdings that is not a Wholly Owned Subsidiary Guarantor, and (ii) any BA Loan Party (other than BA) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any BA Loan Party or, to the extent permitted by and subject to Section 8.8(e), (f), (m) or (n), to any Non-BA Loan Party;

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(c) any Subsidiary of Holdings that is not a Loan Party may Dispose of all or substantially all of its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary of Holdings that is not a Loan Party or (ii) to any Loan Party (other than Holdings);

(d) any Subsidiary of Holdings (other than a Borrower or Bidco) may merge with another Person to effect a transaction permitted under Section 8.8;

(e) a merger, dissolution, liquidation, consolidation or Disposition of any Subsidiary of Holdings (other than BA, CA or Bidco), the purpose of which is to effect transactions permitted under Section 8.5 (but only if in each case no Event of Default would be caused as a result thereof) shall be permitted; and

(f) any Subsidiary of Holdings (other than BA, CA or Bidco) may liquidate or dissolve or change its legal form if Holdings determines in good faith that such action is in the best interests of Holdings and its Subsidiaries and is not materially disadvantageous to the Lenders.

8.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary of Holdings, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except for:

(a) the Disposition of obsolete or worn out property in the ordinary course of business;

(b) the sale of inventory in the ordinary course of business;

(c) Dispositions expressly permitted by Section 8.4 (other than Section 8.4 (d) or (e)), Section 8.6 or Section 8.8;

(d) the sale or issuance of any Subsidiary’s Capital Stock to Holdings or any Wholly Owned Subsidiary Guarantor (provided that the Capital Stock of the BA Loan Parties may not be sold or issued to any Non-BA Loan Party other than Holdings);

(e) (i) any Subsidiary of Holdings (other than a BA Loan Party) may Dispose of its assets to BA, CA or any Wholly Owned Subsidiary Guarantor and (ii) any BA Loan Party may Dispose of its assets to another BA Loan Party that is a Wholly Owned Subsidiary of Holdings;

(f) Dispositions of cash or Cash Equivalents in the ordinary course of business in transactions not otherwise prohibited by this Agreement;

(g) non-exclusive licenses with respect to Intellectual Property, leases or subleases granted to or from third parties in the ordinary course of business that do not materially detract from the value of any Collateral or materially interfere with the ordinary conduct of the business of Holdings or any of its Subsidiaries;

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(h) the abandonment, expiration or other Disposition of any Intellectual Property that in the reasonable judgment of any Subsidiary of Holdings is not material to the business of such Subsidiary or otherwise of material value;

(i) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof consistent with past practice;

(j) Dispositions resulting from casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Subsidiary of Holdings;

(k) the Disposition of other property having a fair market value not to exceed $20,000,000 in the aggregate for the term of this Agreement for not less than the fair market value of such property; provided that (i) 75% of the consideration received in connection therewith consists of cash or Cash Equivalents and (ii) the proceeds of such Disposition are applied in accordance with Section 4.2(c); provided, further, that the maximum amount of Dispositions permitted to be made by BA and its Subsidiaries pursuant to this clause (k) shall not exceed $8,750,000 in the aggregate for the term of this Agreement;

(l) Dispositions of property made in the ordinary course of business by a Subsidiary of Holdings to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property by such Subsidiary or (ii) the proceeds of such Disposition are promptly applied by such Subsidiary to the purchase price of such replacement property;

(m) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(n) (i) Dispositions of licenses to air-to-ground spectrum and assets related thereto to Bidco and (ii) Dispositions by BA to CA of assets acquired in connection with the Airfone Acquisition (as defined in Section 8.8(r)); and

(o) (i) Dispositions of the assets listed on Schedule 8.5 in connection with Sale-Leaseback Transactions, (ii) Dispositions of cell towers acquired after the Closing Date in connection with Sale-Leaseback Transactions and (iii) Dispositions of Airborne Equipment after the Closing Date in connection with Sale-Leaseback Transactions.

8.6 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distributions in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower or any Subsidiary of any Borrower (collectively, “Restricted Payments”), except:

(a) Restricted Payments made (i) by any Subsidiary of BA to BA or to any of BA’s other Subsidiaries and (ii) by any Subsidiary of Holdings, other than BA or a Subsidiary of BA, to Holdings or to any of Holdings’ other Subsidiaries and, in the case of both clauses (i) and (ii), to the other holders (if any) of Capital Stock of the Person making such Restricted Payment (on a no more than pro rata basis to such other holders (measured by value));

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(b) Restricted Payments made, directly or indirectly, to Parent to (i) purchase Parent’s Capital Stock from present or former officers or employees of any Group Member upon the death, disability or termination of employment of such officer or employee, and (ii) purchase, redeem or otherwise acquire any Capital Stock of Parent from employees, officers and directors of Holdings or any of its Subsidiaries, pursuant to the terms of any employee stock option, incentive stock, restricted stock or other similar plan; provided, that the aggregate amount of payments under this clause (b) (which, in the case of any payments made pursuant to clause (i), shall be net of any proceeds received by Parent after the date hereof in connection with resales of any Capital Stock so purchased) shall not exceed $1,000,000 during any fiscal year or $5,000,000 in the aggregate during the term of this Agreement;

(c) Restricted Payments made, directly or indirectly, to Parent, so that the Parent may pay, without duplication, (i) Parent Expenses, (ii) if Holdings is properly classified as a pass-through entity for U.S. federal income tax purposes or is a member of a group filing a consolidated return with Parent as the parent of such group, federal, state and local income Taxes which are due and payable by Parent but only to the extent such taxes are attributable to income or gain (taking into account any net losses and other tax attributes) of Holdings and any of its Subsidiaries that is a pass-through entity for U.S. federal income tax purposes or a member of a group filing such consolidated return, computed as if Holdings and such Subsidiaries file a separate consolidated return (or a separate return) and (iii) franchise or other Taxes required to maintain Holdings’ or Parent’s existence;

(d) Restricted Payments made by BA and its Subsidiaries to Holdings or any Subsidiary of Holdings in an aggregate amount not to exceed the portion, if any, of the Available Basket Amount on the date of such Restricted Payments that BA elects to apply to this Section 8.6(d); provided that at the time of any such Restricted Payment, both before and after giving effect thereto (i) no Specified Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Borrowers and their respective Subsidiaries shall have Liquidity of at least $10,000,000 at the time of such Restricted Payment;

(e) repurchases of Capital Stock of any Group Member deemed to occur upon the cashless exercise of stock options or warrants if such Capital Stock represents a portion of the exercise price of such options or warrants;

(f) dividend payments or other distributions to the extent payable in the Capital Stock of such Person (so long as no Event of Default would result therefrom, including as a result of the dividend or distribution of Capital Stock other than Qualified Capital Stock not otherwise permitted by Section 8.2, or dividend payments or distributions that would cause a Change of Control);

(g) to the extent constituting Restricted Payments, the Borrowers and their respective Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 8.4; and

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(h) Restricted Payments deemed to be made as a result of a reduction (whether by return, write-off or otherwise) in the amount of any Investment expressly permitted to be made pursuant to Section 8.8(s).

8.7 Capital Expenditures. With respect to BA and its Subsidiaries, make or commit to make any Capital Expenditure , except (a) Capital Expenditures of BA and its Subsidiaries in any fiscal year ending on each of the dates indicated below or such partial year as may otherwise be indicated, in an aggregate amount not in excess of the corresponding amount set forth below for such period; provided, that (i) up to 50% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures made pursuant to this clause (a) during any fiscal year shall be deemed made, first, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above and, second, in respect of amounts permitted for such fiscal year as provided above, and (b) Capital Expenditures made with the proceeds of any Reinvestment Deferred Amount.

Period	Maximum Capital Expenditures
Closing Date through Fiscal Year Ending December 31, 2012	$5,000,000
Fiscal Year Ending December 31, 2013	$7,600,000
Fiscal Year Ending December 31, 2014	$9,500,000
Fiscal Year Ending December 31, 2015	$9,500,000
Fiscal Year Ending December 31, 2016	$9,500,000
Fiscal Year Ending December 31, 2017 and each Fiscal Year thereafter	$9,500,000

Notwithstanding the foregoing, BA and its Subsidiaries may make additional Capital Expenditures in an aggregate amount not to exceed the portion, if any, of the Available Basket Amount on the date of the making of such Capital Expenditure that BA elects to apply to this last paragraph of Section 8.7; provided that at the time of any such Capital Expenditure, both before and after giving effect thereto, no Specified Event of Default shall have occurred and be continuing or would result therefrom. Notwithstanding anything herein to the contrary, this Section 8.7 shall only apply to Capital Expenditures made or committed to be made by BA and its Subsidiaries.

8.8 Investments. Make any advance, loan, extension of credit (by way of guaranty, pledging of assets or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business line or unit of, or a division of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) Investments in cash and Cash Equivalents;

(c) Guarantee Obligations expressly permitted by Section 8.2;

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(d) loans and advances to employees of any Group Member in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount not to exceed $500,000 in the aggregate at any one time outstanding;

(e) subject to the last paragraph of this Section 8.8, Investments by any BA Loan Party in BA or any of BA’s Subsidiaries; provided that (i) any such Investments made pursuant to this clause (e) in a Domestic Subsidiary shall be in a Wholly Owned Subsidiary and (ii) any such Investments made pursuant to this clause (e) in a Foreign Subsidiary shall not exceed $5,000,000 in the aggregate at any one time outstanding;

(f) subject to the last paragraph of this Section 8.8, Investments by any Group Member that is not a BA Loan Party in any other Group Member (including in any BA Loan Party); provided that any such Investments made pursuant to this clause (f) in a Domestic Subsidiary shall be in a Wholly Owned Subsidiary;

(g) Investments in the ordinary course of business consisting of endorsements for collection or deposit;

(h) subject to the last paragraph of this Section 8.8, Permitted Acquisitions; provided that any such Permitted Acquisitions resulting in the acquisition or formation of a Domestic Subsidiary shall be a Wholly Owned Subsidiary;

(i) Investments consisting of Hedge Agreements permitted by Section 8.12;

(j) Investments existing as of the Closing Date and set forth in Schedule 8.8 and any extension or renewal thereof; provided that the amount of any such Investment is not increased at the time of such extension or renewal except as otherwise permitted by this Section 8.8;

(k) Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, suppliers or customers arising in the ordinary course of business;

(l) Investments received as consideration in connection with Dispositions permitted under Section 8.5;

(m) subject to the last paragraph of this Section 8.8, in addition to Investments otherwise expressly permitted by this Section, Investments in an aggregate amount (valued at cost) not to exceed $10,000,000 outstanding at any time;

(n) subject to the last paragraph of this Section 8.8, Investments by BA or any of its Subsidiaries in an aggregate amount not to exceed the portion, if any, of the Available Basket Amount on the date of the making of such Investment that BA elects to apply to this Section 8.8(n); provided that (i) the Borrowers and their Subsidiaries shall have Liquidity of at least $10,000,000 immediately prior to, and after giving effect to, any such Investment made pursuant to this clause (n) and (ii) any such Investments made pursuant to this clause (n) in a Domestic Subsidiary of BA shall be in a Wholly Owned Subsidiary;

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(o) Investments constituting (i) accounts receivable arising or (ii) deposits made in connection with the purchase price of goods or services, and lease, utility and other similar deposits, in each case in the ordinary course of business;

(p) advances of payroll payments to employees of Holdings or its Subsidiaries in the ordinary course of business;

(q) existing Investments of a Subsidiary of Holdings acquired after the Closing Date or of a Person merged or consolidated with or into a Subsidiary of Holdings in accordance with Section 8.4 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(r) the acquisition of the Airfone radiotelephone service unit from LiveTV, LLC (the “Airfone Acquisition”) pursuant to the Purchase Agreement dated as of April 20, 2012 among BA, LiveTV, LLC and LiveTV Airfone, LLC, as in effect on the Closing Date; and

(s) Investments made in lieu of any Restricted Payment expressly permitted by Section 8.6(b) or Section 8.6(c).

With respect to Sections 8.8(e), (f), (h), (m) and (n), Investments by the Loan Parties in Subsidiaries that are not Loan Parties, and (with respect only to Section 8.8(n)) Investments by BA or any of its Subsidiaries in Persons that are not Group Members: (1) shall not exceed an aggregate amount (valued at cost) for the term of this Agreement (commencing on July 1, 2014) equal to the sum of (x) (i) in the case of all such Investments other than Investments by the Loan Parties in Parent’s “Commercial Aviation Rest of World” operating segment (or any successor operating segment or segments that perform a similar business function as the “Commercial Aviation Rest of World” operating segment performs as of the Restatement Effective Date) (“CARW Investments”), $325,000,000 and (ii) in the case of CARW Investments, $400,000,000 minus the amount of Investments then outstanding under the immediately preceding clause (i), plus (y) an amount equal to the net cash proceeds of any issuance or sale after the Restatement Effective Date of Qualified Capital Stock of Parent that are contributed to Holdings up to a maximum aggregate amount (valued at cost) not to exceed $100,000,000; (2) shall not be permitted if, at the time of any such Investment, both before and after giving effect thereto, a Specified Event of Default shall have occurred and be continuing or would result therefrom; (3) if consisting of Indebtedness, shall be evidenced by, and subject to the provisions of, the Intercompany Note; (4) if consisting of an Investment that is in (or that results in the acquisition or formation of) a Foreign Subsidiary and that is made in reliance on Section 8.8(f), (h) or (n), shall be in a direct or indirect Foreign Subsidiary of Holdings, including any Subsidiary of CA, and shall be used for the purpose of extending CA’s line of business to foreign markets in compliance with Section 8.16 and (5) shall not be permitted if the Borrowers and their Subsidiaries do not have Liquidity of at least $10,000,000 immediately prior to, and after giving effect to, any such Investment.

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8.9 Optional Payments and Modifications of Certain Debt Instruments and Material Agreements. (a) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Subordinated Indebtedness except refinancings of such Subordinated Indebtedness permitted by Section 8.2.

(b) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Organizational Document of Holdings or any of its Subsidiaries or any Pledged Company if such amendment, modification, waiver or change could reasonably be expected to have a Material Adverse Effect.

(c) Amend, modify, waive, terminate or otherwise change, or consent or agree to any amendment, modification, waiver, termination or other change to, any of the terms of any Lease to which Holdings or any of its Subsidiaries is a party if such amendment, modification, waiver, termination or change could reasonably be expected to have a Material Adverse Effect.

(d) Amend, modify, waive, supplement, terminate or otherwise change (including by entering into a separate agreement), or consent or agree to any amendment, modification, waiver, supplement, termination or other change (including by entering into a separate agreement) to, any of the terms of any Lease and Services Document (including pricing and fees under the Services Agreement) in a manner adverse in any material respect to the Lenders, the Administrative Agent or the Collateral Agent (provided that (i) any increase in pricing for the same level of services under the Services Agreement and (ii) any amendment, modification, waiver, termination or change providing for a reduced scope or quality of services under the Services Agreement, in each case shall be deemed to be adverse to the Lenders in a material respect).

8.10 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees (collectively for purposes of this Section 8.10, “transactions”), with any Affiliate other than (a) transactions by or among any of the Group Members and not involving any other Affiliate; provided that in any such transaction involving BA Loan Parties, such transaction either is fair to such BA Loan Parties from a financial point of view in the good faith judgment of BA or is not materially less favorable, taken as a whole, to the BA Loan Parties, taken as a whole, than could reasonably be expected to be obtained from a Person that is not an Affiliate; provided, further, that, without limitation of the foregoing proviso, in any such transaction involving Loan Parties and Group Members that are not Loan Parties, such transaction either is fair to the Loan Parties, taken as a whole, from a financial point of view in the good faith judgment of BA or is not materially less favorable, taken as a whole, to the Loan Parties, taken as a whole, than could reasonably be expected to be obtained from a Person that is not an Affiliate, (b) transactions by or among Holdings or any of its Subsidiaries, on the one hand, with an Affiliate or Affiliates that are not Holdings or any of its Subsidiaries, on the other hand, on terms not materially less favorable, taken as a whole, to Holdings and its Subsidiaries, taken as a whole, than could be obtained in an arm’s-length transaction with a Person that is not an Affiliate thereof, (c) the Transactions and the payment of fees and expenses related to the Transactions, (d) payments and/or pass-through of costs between Loan Parties with respect to payroll and other operating expenses and costs shared between such Loan Parties consistent with past practice with adjustments to take into account increases in costs and changes

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in the businesses of such Loan Parties in BA’s reasonable discretion, (e) employment, incentive, benefit and severance arrangements between Subsidiaries of Holdings and their respective officers and employees in the ordinary course of business, (f) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 8.10, or any amendment thereto to the extent such an amendment is permitted by Section 8.9 or not adverse to the Lenders in any material respect, (g) the performance by any Group Member of its obligations under the terms of any of its Organizational Documents and (h) Indebtedness, Dispositions, Restricted Payments and Investments expressly permitted pursuant to Sections 8.2, 8.5(e), 8.5(n), 8.6 and 8.8, respectively, and transactions expressly permitted pursuant to Section 8.4.

8.11 Sales and Leasebacks. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (each, a “Sale-Leaseback Transaction”) unless (a) the sale or transfer of such property is permitted by Section 8.5 and (b) any Capital Lease Obligations or Liens arising in connection therewith are permitted by Section 8.2 and Section 8.3, as the case may be.

8.12 Hedge Agreements. Enter into any Hedge Agreement, except (a) Hedge Agreements entered into in the ordinary course of business consistent with prudent business practice and not for speculative purposes to hedge or mitigate risks to which any Subsidiary of Holdings has actual exposure (other than those in respect of Capital Stock) and (b) Hedge Agreements entered into in the ordinary course of business consistent with prudent business practice and not for speculative purposes in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Subsidiary of any Borrower.

8.13 Changes in Fiscal Periods. Permit the fiscal year of the Borrowers to end on a day other than December 31 or change the Borrowers’ method of determining fiscal quarters.

8.14 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits, limits or imposes any condition upon the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure the Obligations other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary provisions restricting assignment of or grant of a security interest in any agreement entered into in the ordinary course of business, (d) customary joint venture agreements relating to purchase options, rights of first refusal or call or similar rights of a third party that owns Capital Stock in such joint venture, (e) any agreement or instrument of a Person, or relating to Indebtedness (including any Guarantee Obligations in respect thereof) or Capital Stock of a Person, which Person is acquired by any Borrower or any Borrower’s Subsidiaries after the Closing Date (except to the extent that such agreement or instrument was incurred to finance, or otherwise in connection with or in contemplation of, such acquisition); provided that any such agreement or instrument and the

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prohibitions, limitations and impositions set forth therein shall be applicable only to the relevant Person so acquired and its assets and shall not be applicable to any other Person or any other assets, (f) any agreement or instrument (a “Refinancing Agreement”) effecting a Permitted Refinancing of Indebtedness incurred or outstanding pursuant or relating to, or that otherwise extends, renews, refunds, refinances or replaces, any agreement or instrument referred to in Sections 8.14(a), 8.14(e), this Section 8.14(f) or Section 8.14(i) (an “Initial Agreement”) or that is, or is contained in, any amendment, supplement or other modification to an Initial Agreement or Refinancing Agreement (a “Refinancing Amendment”); provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or Refinancing Amendment taken as a whole are not less favorable to the Lenders than the encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Refinancing Amendment relates, (g) (i) any agreement, permit, license or instrument that restricts in a customary manner the assignment or transfer thereof, or the subletting, assignment or transfer of any property, right or asset subject thereto or (ii) any agreement with customers or suppliers entered into in the ordinary course of business that impose restrictions with respect to cash or other deposits, (h) restrictions by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over Holdings or any of its Subsidiaries or any of their businesses and (i) agreements described on Schedule 8.14 (provided that any prohibition or limitation shall only be effective against the assets constituting collateral for such agreements as of the Closing Date).

8.15 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of Holdings to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, Holdings or any Subsidiary of Holdings, (b) make loans or advances to, or other Investments in, Holdings or any Subsidiary of Holdings or (c) transfer any of its assets to Holdings or any other Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions or conditions with respect to a Subsidiary of Holdings (other than BA or CA) imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; provided that such restrictions or conditions apply only to the Subsidiary that is to be Disposed or the assets that are to be Disposed and such Disposition is permitted hereunder, (iii) with respect to clause (c) above, customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (iv) with respect to clause (c) above, restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted to be incurred under this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) with respect to clause (c) above, customary joint venture agreements relating to purchase options, rights of first refusal or call or similar rights of a third party that owns Capital Stock in such joint venture, (vi) obligations binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of a Borrower after the Closing Date, so long as such restriction was not entered into in connection or in contemplation of such Person becoming a Subsidiary, or any permitted amendment, renewal, extension or refinancing of any such restriction so long as the terms of any such amendment, renewal, extension or refinancing, taken as a whole, are not more restrictive than such restriction; provided that any such restriction shall only be applicable to the relevant Subsidiary so acquired and shall not be applicable to any other Person, (vii) Indebtedness of a Subsidiary of Holdings which is not a Loan Party which is

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permitted by Section 8.2, (viii) customary restrictions in leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto and (ix) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

8.16 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which Holdings and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related, complementary or ancillary thereto (or a reasonable extension or expansion thereof).

8.17 Business of Holdings. Notwithstanding anything herein to the contrary, with respect to Holdings, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of BA, CA, Bidco and its other Subsidiaries, (b) incur, create, assume or suffer to exist any Indebtedness, Guarantee Obligations or other liabilities, except (i) obligations imposed by Requirement of Law, (ii) pursuant to the Loan Documents to which it is a party, (iii) other liabilities incidental to its existence and permitted business and activities, (iv) Indebtedness (which shall be subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent) owed to Parent or any of Parent’s Subsidiaries (other than BA and BA’s Subsidiaries except to the extent expressly permitted by Section 8.2 and Section 8.8) and (v) Guarantee Obligations in respect of Indebtedness permitted pursuant to Section 8.2; provided that, if such Indebtedness is Subordinated Indebtedness, then the Guarantee Obligations in respect of such Indebtedness shall be subordinated to the same degree, if any, or to a greater degree as such Indebtedness is subordinated to the Obligations, (c) own, lease, manage or otherwise operate any properties or assets (including cash and Cash Equivalents (other than cash and Cash Equivalents received in connection with (x) Restricted Payments and Investments made by any Subsidiary of Holdings in accordance with Section 8.6 and Section 8.8, respectively, pending application in the manner contemplated by said Sections and (y) dividends, contributions, loans or other advances (which, in the case of loans or other advances, shall be subordinated to the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent) made by Parent or any of Parent’s Subsidiaries (other than BA and BA’s Subsidiaries except to the extent expressly permitted by Section 8.6 and Section 8.8) to Holdings to the extent such Subsidiaries are permitted to make such Investments in, or Restricted Payments to, Holdings hereunder)) other than the ownership of shares of Capital Stock of BA, CA, Bidco and its other Subsidiaries and any activities incidental to its ownership of such Capital Stock, (d) create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for Liens created pursuant to the Security Documents and Liens permitted under Section 8.3 imposed by any Requirement of Law and (e) enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its property or business.

8.18 Business of Bidco. Notwithstanding anything herein to the contrary, with respect to Bidco, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its role as (A) licensee of the FCC Licenses and (B) lessor of the FCC Licenses pursuant to the Intercompany Lease Agreement, (b) incur, create, assume or suffer to exist any Indebtedness, Guarantee Obligations or other liabilities, except (i) obligations imposed by Requirement of Law, (ii)

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pursuant to the Loan Documents and Lease and Services Documents to which it is a party, (iii) other liabilities incidental to its existence and permitted business and activities, (c) create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except for Liens created pursuant to the Security Documents and Liens permitted under Section 8.3 imposed by any Requirement of Law, (d) enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business and (e) Dispose of any of the FCC Licenses.

8.19 Covenant Suspension upon Investment Grade Rating.

(a) Notwithstanding anything to the contrary in Section 8 of this Agreement, if on any date (i) the Loans have an Investment Grade Rating from either of the Rating Agencies and (ii) no Specified Event of Default has occurred and is continuing (the occurrence of the events described in the foregoing clauses (i) and (ii) being collectively referred to as a “Covenant Suspension Event”), then, beginning on such date and continuing so long as the Loans have an Investment Grade Rating, Section 8.7 shall be suspended and Section 8.2(l) shall allow any Subsidiary of Holdings to incur additional unsecured Indebtedness without limitation on amount) (the “Suspended Covenants”) will no longer be applicable during such period (the “Suspension Period”) until the occurrence of the Reversion Date.

(b) In the event that Holdings and its Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the foregoing, and on any subsequent date (the “Reversion Date”) (i) one or more of the Rating Agencies withdraw their Investment Grade Rating or downgrade the rating assigned to the Loans below an Investment Grade Rating (leaving neither of the Rating Agencies with an Investment Grade Rating for the Loans) and/or (ii) Holdings or any of its Subsidiaries enters into an agreement to effect a transaction that would result in a Change of Control and one or more of the Rating Agencies indicate that if consummated, such transaction (alone or together with any related recapitalization or refinancing transactions) would cause such Rating Agency to withdraw its Investment Grade Rating or downgrade the ratings assigned to the Loans below an Investment Grade Rating (in either case leaving neither of the Rating Agencies with an Investment Grade Rating for the Loans), then Holdings and its Subsidiaries will thereafter again be subject to the Suspended Covenants with respect to future events, including, without limitation, a proposed transaction described in clause (b)(ii).

(c) During a Suspension Period, Holdings and its Subsidiaries will be entitled to consummate transactions to the extent not prohibited hereunder without giving effect to the Suspended Covenants.

(d) Notwithstanding the foregoing, in the event of any such reinstatement, no action taken or omitted to be taken by Holdings or any of its Subsidiaries prior to such reinstatement will give rise to a Default or Event of Default under this Agreement or any other Loan Document.

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SECTION 9. EVENTS OF DEFAULT

9.1 Events of Default. If any of the following events shall occur and be continuing:

(a) the Borrowers shall fail to pay (or to have paid on their behalf) any principal of any Loan when due in accordance with the terms hereof; or the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect (or in any respect if qualified by materiality or “Material Adverse Effect”) on or as of the date made or deemed made; or

(c) any Loan Party shall default in the observance or performance of any agreement contained in Section 7.4(a)(i) (with respect to the Borrowers only), Section 7.7(a) or Section 8 of this Agreement; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days (or 5 days in the case of Section 7.14 and Section 7.15) after the earlier of (i) notice to the Borrowers from the Administrative Agent or the Required Lenders or (ii) knowledge thereof by any Responsible Officer of any Borrower; or

(e) any Group Member (i) defaults in making any payment of any principal or interest of any Material Indebtedness other than Indebtedness owed to another Group Member on the scheduled or original due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Material Indebtedness was created; or (ii) defaults in the observance or performance of any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Material Indebtedness constituting a Guarantee Obligation) to become payable; provided, that this clause (ii) shall not apply to secured Material Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness; or

(f) (i) any Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of

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debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Borrower or any of its Subsidiaries (other than any Immaterial Subsidiary) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrowers or any of their respective Subsidiaries (other than any Immaterial Subsidiary) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) (i) any failure to meet the minimum funding standards of Sections 412 and 430 of the Code and Sections 302 and 303 of ERISA or any failure to make by its due date a required installment of a material amount under Section 430(j) of the Code with respect to any Plan or any failure to make any required contribution of a material amount to a Multiemployer Plan) or any filing pursuant to Section 412(c) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (ii) any Group Member shall engage in any “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (iii) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA), (iv) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee could reasonably be likely to result in the termination of such Plan for purposes of Title IV of ERISA, (v) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (vi) a determination that any Multiemployer Plan is, or is reasonably expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA, or (vii) any Group Member or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in each case in clauses (ii) through (vii) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against any Group Member and the same shall not have been vacated, discharged, stayed or bonded pending appeal within 45 days from the entry thereof and any such judgments or decrees either (i) is for the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage), of $5,000,000 or more or (ii) is for injunctive relief and could reasonably be expected to have a Material Adverse Effect, or

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(i) any of the Loan Documents shall cease, for any reason, to be in full force and effect in accordance with its terms, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, or any Loan Party or any Affiliate of any Loan Party shall so assert except (i) as a result of the release of any Loan Party or the lease, sale or other disposition of other Collateral in a transaction permitted under the Loan Documents, (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents or (iii) with respect to Collateral of de minimis value; or

(j) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

(k) any Subordinated Indebtedness or any guarantees thereof, individually or in the aggregate, in excess of $5,000,000, shall cease, for any reason, to be validly subordinated to the Obligations or any Loan Party or any Affiliate of any Loan Party or the agent in respect of the Subordinated Indebtedness shall so assert; or

(l) any Governmental Authorization of a Group Member or any provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void or any Group Member shall fail to maintain any such Governmental Authorization in accordance with the terms and provisions therein or shall fail to renew the FCC Licenses prior to the expiration thereof if such declaration or failure could reasonably be expected to have a Material Adverse Effect; or

(m) [Reserved]; or

(n) with respect to any Lease and Services Document, (1) Bidco or CA shall default in the observance or performance of any agreement contained in such Lease and Services Document that would permit termination of such Lease and Services Document, and such default shall continue unremedied for a period of 30 days after notice to any Borrower from the Administrative Agent or the Required Lenders or (2) any Lease and Services Document shall cease, for any reason, to be in full force and effect, or any party thereto or any Affiliate of any party thereto shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to any Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including the Applicable Premium) and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers, declare the Commitments to be

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terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrowers, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including the Applicable Premium) and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding, and the Administrative Agent and the Collateral Agent shall have the right to take all or any actions and exercise any remedies available under the Loan Documents or applicable law or in equity.

SECTION 10. THE AGENTS

10.1 Appointment. Each Lender hereby irrevocably designates and appoints each Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes such Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers and actions as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent. The provisions of this Section 10 are solely for the benefit of the Agents and the Lenders and neither the Borrowers nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” (or any other similar term) herein or in any other Loan Documents with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

10.2 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by such Agent. Each Agent and any such sub agent of such Agent may perform any and all of its duties and exercise its rights and powers by or through its respective Related Parties and those of such Person’s Affiliates. The exculpatory provisions of this Section 10 shall apply to any such sub agent and to the Related Parties of such Person and that of such Person’s Affiliates of each Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as their activities as the Agents. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub agents.

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10.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall (i) be liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct), (ii) be responsible in any manner to any of the Lenders or any other Secured Party for or have a duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement, any other Loan Document, any Specified Hedge Agreement or any Specified Cash Management Agreement, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, any Specified Hedge Agreement, any Specified Cash Management Agreement or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of any Loan Document, any Specified Hedge Agreement, any Specified Cash Management Agreement or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Section 6 or elsewhere in any Loan Document, any Specified Hedge Agreement or any Specified Cash Management Agreement, other than to confirm receipt of items expressly required to be delivered to such Agent, (iii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under United States Bankruptcy Code, state bankruptcy law or similar law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any United States Bankruptcy Code, state bankruptcy law or similar law or (iv) not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Loan Document, any Specified Hedge Agreement or any Specified Cash Management Agreement, or to inspect the properties, books or records of any Loan Party or any other Person.

10.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or other writing (including any electronic message, Internet or intranet website posting or other distribution) or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by such Agent and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and

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treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.

10.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Secured Parties.

10.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement, any Specified Hedge Agreement or any Specified Cash Management Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, any Specified Hedge Agreement or any Specified Cash Management Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and

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their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

10.7 Indemnification. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under Section 11.5 to be paid by it to any Agent Related Party (or any sub-agent thereof), each Lender severally agrees to pay to such Agent Related Party (or any such sub-agent thereof) such Lender’s Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that (a) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against any Agent Related Party (or any such sub-agent thereof) and (b) no Lender shall be liable for the payment of any portion of such unreimbursed expense or indemnified loss, claim, damage, liability or related expense that is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct (and no action taken in accordance with the directions of the Required Lender shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section). The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

10.8 Agent in Its Individual Capacity. Each Person serving as an Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Person were not an Agent and, with respect to its Loans and Commitments, each such Person shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender”, “Lenders”, “Secured Party” and “Secured Parties” shall include each Agent in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, any Borrower or any Subsidiary of any Borrower or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.

10.9 Successor Agents. Either Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 45 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a financial institution with an office in New York, New York, or an Affiliate of any such financial institution. If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 45th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall nonetheless become effective (and such Agent shall be discharged from its duties and obligations hereunder (except that in the case of any collateral security held by the retiring Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security as nominee until such time as a successor Agent is appointed)) and the

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Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent and/or Collateral Agent, as the case may be. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above). The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After an Agent’s resignation hereunder, the provisions of this Section 10 and Section 11.5 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

10.10 Agents Generally. Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such.

10.11 Lead Arranger. Notwithstanding any other provision of this Agreement or any other Loan Document, the Lead Arranger is named as such for recognition purposes only, and in its capacity as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document; it being understood and agreed that the Lead Arranger shall be entitled to all indemnification and reimbursement rights in favor of the Agents provided herein and in the other Loan Documents. Without limitation of the foregoing, the Lead Arranger in its capacity as such shall, by reason of this Agreement or any other Loan Document, not have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.

10.12 Insolvency or Liquidation Proceedings. In case of the pendency of any Insolvency of Liquidation Proceeding or any other judicial proceeding relative to any Loan Party, each Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether such Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention or otherwise in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and the Agents and their respective agents and counsel and all other amounts due to the Secured Parties and Agents under Section 11.5) allowed in such judicial proceeding and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same and, in either case, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each other Secured Party to make such payments to such Agent and, in the event that such Agent shall consent to the making of such payments directly to the Secured Parties, to pay to such Agent any amount due for the reasonable compensation, expenses, disbursements and advances of such Agent and its agents and counsel, and any other amounts due such Agent under Section 11.5.

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10.13 Withholding Tax. To the extent required by any Requirement of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any payment has been made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, unless such amounts have been indemnified by any Loan Party.

10.14 Cash Management Banks and Qualified Counterparties. No Cash Management Bank or Qualified Counterparty that obtains the benefits of the Security Documents or any Collateral by virtue of the provisions hereof or of the Security Documents shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section 10 to the contrary, the Administrative Agent and the Collateral Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Specified Cash Management Agreements and Specified Hedge Agreements unless the Administrative Agent or the Collateral Agent, as applicable, has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent or the Collateral Agent, as applicable, may request, from the applicable Cash Management Bank or Qualified Counterparty, as the case may be.

SECTION 11. MISCELLANEOUS

11.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that amendments pursuant to Section 3.3 may be effected without the consent of the Required Lenders to the extent provided therein; provided, further, that no such waiver and no such amendment, supplement or modification shall (i) forgive

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the principal amount or (except as provided in Section 3.3) extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Loan, reduce the stated rate of any interest or forgive or reduce any interest or fee payable hereunder (except (x) in connection with the waiver of the applicability of any post-default increase in interest rates, which waiver shall be effective with the consent of the Required Lenders and (y) that any amendment or modification of the financial ratios or defined terms used in the financial ratios in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 11.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the Borrowers of any of their respective rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all Lenders; (iv) release all or substantially all of the Collateral, release all or substantially all of the Collateral provided by BA and its Subsidiaries, release all or substantially all of the Collateral provided by CA and its Subsidiaries, release all or substantially all of the Collateral constituting the “air to ground network” infrastructure of CA and its Subsidiaries, release the Liens granted by Holdings on the Capital Stock or other equity interests issued by Bidco or release all or substantially all of the value of the guarantees provided by the Guarantors in the Guarantee and Collateral Agreement, in each case without the written consent of all Lenders; (v) amend, modify or waive any provision of Section 4.8, Section 8.18(c), Section 8.18(e), Section 11.6(g) (solely to the extent any such amendment, modification or waiver would change the requirement to make below par purchase offers to all Lenders), Section 11.7(a) or Section 11.23 of this Agreement or Section 6.4 of the Guarantee and Collateral Agreement or amend, modify or waive the provisions of Section 4.2(e) governing the application of prepayments to remaining scheduled installments of principal due on the Loans, in each case without the written consent of all Lenders; (vi) amend, modify or waive any provision of Section 10 without the written consent of each Agent adversely affected thereby; (vii) amend, modify or waive any provision of Section 11.6 to further restrict any Lender’s ability to assign or otherwise transfer its obligations hereunder without the written consent of all Lenders; (viii) amend, modify or waive (A) any provision of any Loan Document so as to alter the ratable treatment of Obligations under Specified Hedge Agreements with the other Obligations or (B) the definition of “Qualified Counterparty,” “Specified Hedge Agreement,” or “Obligations,” in each case in a manner adverse to any Qualified Counterparty with Obligations then outstanding without the written consent of any such Qualified Counterparty; (ix) amend, modify or waive (A) any provision of any Loan Document so as to alter the ratable treatment of Obligations under Specified Cash Management Agreements with the other Obligations or (B) the definition of “Cash Management Bank,” “Specified Cash Management Agreement,” or “Obligations,” in each case in a manner adverse to any Cash Management Bank with Obligations then outstanding without the written consent of any such Cash Management Bank or (x) alter the required application of any repayments or prepayments as between Classes pursuant to Sections 4.1, 4.2 or 4.8(b) without the consent of Lenders holding more than 50.0% of the aggregate exposure of all Lenders, as applicable, of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, that, Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered. Any

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such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

Notwithstanding anything herein or in any other Loan Document to the contrary, this Agreement and the other Loan Documents may be amended to cure any ambiguity, mistake, omission, defect, or inconsistency, in each case with the written consent of the relevant Loan Parties and the Administrative Agent but without the consent of any Lender.

Notwithstanding anything herein or in any other Loan Document to the contrary, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the “Additional Extensions of Credit”) to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding anything herein or in any other Loan Document to the contrary, this Agreement and the other Loan Documents may be amended with the written consent of the Administrative Agent, the Borrowers and the Lenders providing the relevant Replacement Loans (as defined below) to permit the refinancing of all outstanding Loans (“Refinanced Loans”) with a replacement term loan tranche hereunder (“Replacement Loans”); provided that (a) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Refinanced Loans, (b) the Applicable Margin for such Replacement Loans shall not be higher than the Applicable Margin for such Refinanced Loans, (c) the weighted average life to maturity of such Replacement Loans shall not be shorter than the weighted average life to maturity of such Refinanced Loans at the time of such refinancing and (d) all other terms applicable to such Replacement Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Loans than, those applicable to such Refinanced Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Loans in effect immediately prior to such refinancing.

Notwithstanding anything herein or in any other Loan Document to the contrary, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders or each directly affected Lender, as required, have approved any such amendment or waiver (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided, that any such amendment or

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waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest or fees owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this paragraph, will require the consent of such Defaulting Lender.

In the case of any amendment, waiver, supplement or modification to any of the Loan Documents for which the consent of the Required Lenders (or each Lender or each directly affected Lender, as the case may be) is required, each Lender that consents to such amendment, waiver, supplement or modification shall be entitled to the same fees or other compensation or consideration in connection therewith (whether in cash, securities, warrants, other Capital Stock or otherwise), as a percentage of its outstanding Loans, that is paid to other Lenders (as a percentage of such other Lenders’ Loans) consenting to such amendment, waiver, supplement or modification.

11.2 Notices; Electronic Communications. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except for electronic communication provided below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to any Borrower, to it at Gogo Inc., 1250 N. Arlington Heights Road, Suite 500, Itasca, IL 60143, Attention: General Counsel, with a copy to Treasurer, Facsimile: 630-285-0191;

(b) if to the Administrative Agent or the Collateral Agent, to it at Morgan Stanley Senior Funding, Inc., 1585 Broadway, New York, NY 10036, Attention: Matt Cieslak, Facsimile: 212-507-6680, E-mail: msagency@ms.com; and

(c) if to a Lender, to it at its address (or fax number) set forth on Schedule 1.1, Schedule A to the Amendment and Restatement Agreement or in the Assignment and Assumption pursuant to which such Lender shall have become a party hereto.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in the immediately following paragraph, shall be effective as provided in said paragraph.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2, 3 and 4 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Sections 2, 3 and 4 by

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electronic communication. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notices may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto (provided that any Lender may change its address or facsimile number by notice solely to the Administrative Agent and the Borrowers).

The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Administrative Agent and its Administrative Agent Parties do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by Administrative Agent or any of its Administrative Agent Parties in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Administrative Agent Parties have any liability to the Borrowers or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material that any Loan Party provides to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 11.2, including through the Platform.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each

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Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address. Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Each of the Borrowers hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Parent, the Borrowers, their Affiliates or their respective securities) (each, a “Public Lender”). Each of the Borrowers hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to Parent, the Borrowers, their Affiliates or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 11.15); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless the Borrowers notify the Administrative Agent promptly that any such document contains material non-public information: (1) the Loan Documents and (2) notification of changes in the terms thereof.

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Parent, the Borrowers, their Affiliate or their respective securities for purposes of United States Federal or state securities laws.

11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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11.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

11.5 Indemnification; Expenses. The Borrowers jointly and severally agree (a) to pay or reimburse each Agent for all its reasonable and documented out of pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of counsel to such Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to BA prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter as such Agent shall deem appropriate, (b) to pay or reimburse each Lender and Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the reasonable and documented fees, charges and disbursements of counsel to each Lender and of counsel to such Agent, (c) to pay, indemnify, and hold each Lender and Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and Agent and their respective Affiliates and their respective officers, directors, employees, advisors, affiliates, agents, successors, partners, representatives and assigns (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents (regardless of whether such Person or any Loan Party is or is not a party to any such actions or suits and regardless of whether the Indemnitee is the plaintiff or defendant in such actions or suits) and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Group Member or any of the Properties and the reasonable and documented fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided, that no Borrower shall have any obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or such Indemnitee’s controlled affiliates (including, without limitation, controlling persons) or any of its or their respective directors, officers and employees. Without limiting the foregoing, and to the extent permitted by

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applicable law, each of the Borrowers agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 11.5 shall be payable not later than 10 days after written demand therefor. Notwithstanding the foregoing, this Section 11.5 shall not apply to Taxes except as necessary to hold an Indemnitee harmless from and against any and all Indemnified Liabilities with respect to any non-Tax claim. The agreements in this Section 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

11.6 Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (each such consent not to be unreasonably withheld, delayed or conditioned) of:

(A) BA; provided that no consent of BA shall be required for an (x) assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 9.1(a) or Section 9.1(f) has occurred and is continuing, any other Eligible Assignee or (y) any assignment prior to the completion of the primary syndication of the Tranche B-2 Facility (as determined by the Lead Arranger) to Eligible Assignees identified by the Lead Arranger to BA (and consented to by BA) on or prior to the Restatement Effective Date; and provided, further that such consent of BA shall have been deemed to have been given if BA has not responded within five Business Days of a request for such consent; and

(B) the Administrative Agent.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, an assignment effected by the Lead Arranger (or any of its Affiliates) in connection with the primary syndication of the Commitments or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of BA and the Administrative Agent otherwise consent; provided that (1) no

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such consent of BA shall be required if an Event of Default under Section 9.1(a) or Section 9.1(f) has occurred and is continuing, (2) that such consent of BA shall have been deemed to have been given if BA has not responded within five Business Days of a request for such consent and (3) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which may be waived by the Administrative Agent in its sole discretion) (it being understood that payment of only one processing fee shall be required in connection with simultaneous assignments to two or more Approved Funds); and

(C) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11 and 11.5; provided, that such Lender continues to comply with the requirements of Sections 4.10(d) and (e)). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrowers, the Administrative Agent, the Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Collateral Agent and any Lender at the Administration Agent’s office, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed administrative questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section (unless

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waived by the Administrative Agent in its sole discretion) and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this paragraph. The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date.”

(vi) On or prior to the Assignment Effective Date, the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to BA marked “cancelled”.

(vii) With respect to any assignment after the completion of the primary syndication of the then applicable Facility (as determined by the Lead Arranger), the Borrowers shall not be obligated to make any greater payment under Section 4.9 or Section 4.10 than the Borrowers would have been obligated to make in the absence of any such assignment, unless the Borrowers have expressly consented in writing to waive the benefit of this provision at the time of such assignment or such entitlement to receive a greater payment results from a Change in Law that occurs after the assignee becomes a Lender.

(c) (i) Any Lender may, without the consent of any Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than a natural person) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrowers, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (D) no participation shall be permitted to be made to any Borrower, any of their respective Subsidiaries, any of their respective Affiliates, nor any officer or director of any such Person and (E) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) (a) requires the consent of each Lender directly affected thereby pursuant to the second proviso to the second sentence of Section 11.1 and (b) directly affects such Participant or (2) requires the consent of all Lenders pursuant to the second proviso to the second sentence of Section 11.1. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 and 4.11 (subject to the obligations therein, including the requirements of Sections 4.10(d) and (e)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.7(b) as though it were a Lender; provided such Participant shall be subject to Section 11.7(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for

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this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) No Borrower shall be obligated to make any greater payment under Section 4.9 or 4.10 than such Borrower would have been obligated to make in the absence of any participation sold to such Participant, unless BA has expressly consented in writing to waive the benefit of this provision at the time of the sale of such participation or such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Any Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 4.10 unless such Participant agrees, for the benefit of the Borrowers, to comply with Sections 4.10(d) and (e) and Section 4.12 as though it were a Lender (it being understood that the documentation required under Sections 4.10(d) and (e) shall be delivered to the participating Lender).

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other Person, and may sell or securitize such obligations, and this Section shall not apply to any such pledge or assignment of a security interest or to any such sale or securitization; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In addition, notwithstanding anything to the contrary contained herein, any Lender that is a Fund may (without the consent of or notice to the Administrative Agent or any Borrower) grant a security interest in all or any portion of the Loans owing to it and the Notes (if any) held by it to the trustee or other representative of holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee or other representative actually becomes a Lender in compliance with the other provisions of this Section, (i) no such pledge shall release the pledging Lender from any of its obligations under this Agreement and (ii) such trustee or other representative shall not be entitled to exercise any of the rights of a Lender under this Agreement and the Notes (if any) even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

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(e) The Borrowers, upon receipt of written notice from the relevant Lender, agree to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(f) No assignment or participation made or purported to be made to any Eligible Assignee or Participant shall be effective without the prior written consent of BA if it would require any Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, in each case as a result of any such Eligible Assignee or Participant electing to securitize obligations of such Eligible Assignee or Participant, as applicable, and the Borrowers shall be entitled to request and receive such information and assurances as they may reasonably request from any such Eligible Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

(g) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, BA may purchase the outstanding Loans on the following basis:

(i) BA shall have the right to make a purchase of Loans at a discount to par (such purchase, the “Discounted Term Loan Purchase”) pursuant to a Borrower Offer of Specified Discount Purchase, a Borrower Solicitation of Discount Range Purchase Offers, or a Borrower Solicitation of Discounted Purchase Offers, in each case made in accordance with this Section 11.6(g); provided that (x) at the time of such Discounted Term Loan Purchase, after giving effect thereto, Liquidity is equal to or greater than $10,000,000 million and (y) BA shall not initiate any action under this Section 11.6(g) in order to make a Discounted Term Loan Purchase unless (1) at least ten Business Days shall have passed since the consummation of the most recent Discounted Term Loan Purchase as a result of a purchase made by BA on the applicable Discounted Purchase Effective Date or (2) at least five Business Days shall have passed since the date BA was notified that no Lender was willing to accept any purchase of any Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Purchase Offers, the date of BA’s election not to accept any Solicited Discounted Purchase Offers made by a Lender; and provided further that the Auction Agent, the Administrative Agent and the manager of any Borrower Offer of Specified Discount Purchase, a Borrower Solicitation of Discount Range Purchase Offers or a Borrower Solicitation of Discounted Purchase Offers shall receive certain representations and undertakings from BA in connection with any such Discounted Term Loan Purchase.

(ii) Borrower Offer of Specified Discount Purchase.

(1) Subject to Section 11.6(g)(i), BA may from time to time offer to make a Discounted Term Loan Purchase by providing the Auction Agent with three Business Days’ notice in the form of a Specified Discount Purchase Notice; provided that (I) any such offer shall be made available to all Lenders, (II) any such offer shall specify the aggregate amount of the Outstanding Amount offered to be purchased (the “Specified Discount

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Purchase Amount”) and the specific percentage discount to par value (the “Specified Discount”) of the Outstanding Amount of Loans to be purchased, (III) the Specified Discount Purchase Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $500,000, and (IV) each such offer shall remain outstanding through the Specified Discount Purchase Response Date. The Auction Agent will promptly provide each Lender with a copy of such Specified Discount Purchase Notice and a form of the Specified Discount Purchase Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 P.M., New York time, on the third Business Day after the date of delivery of such notice to the Lenders (or such later date designated by the Auction Agent and approved by BA) (the “Specified Discount Purchase Response Date”).

(2) Each Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Purchase Response Date whether or not it agrees to accept a purchase of any of its relevant then outstanding Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Purchase Accepting Lender”), the amount of such Lender’s Outstanding Amount and Classes of Loans accepted to be purchased at such offered discount. Each acceptance of a Discounted Term Loan Purchase by a Discount Purchase Accepting Lender shall be irrevocable. Any Lender whose Specified Discount Purchase Response is not received by the Auction Agent by the Specified Discount Purchase Response Date shall be deemed to have declined to accept such Borrower Offer of Specified Discount Purchase.

(3) If there is at least one Discount Purchase Accepting Lender, BA will purchase outstanding Loans pursuant to this Section 11.6(g)(ii) of each Discount Purchase Accepting Lender in accordance with the respective Outstanding Amount and Classes of Loans specified in such Lender’s Specified Discount Purchase Response given pursuant to the foregoing clause (2); provided that, if the aggregate Outstanding Amount of Loans accepted for purchase by all Discount Purchase Accepting Lenders exceeds the Specified Discount Purchase Amount, such purchase shall be made pro rata among the Discount Purchase Accepting Lenders in accordance with the respective Outstanding Amounts accepted to be purchased by each such Discount Purchase Accepting Lender and the Administrative Agent (in consultation with BA and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Administrative Agent shall promptly, and in any case within three Business Days following the Specified Discount Purchase Response Date, notify (I) BA of the respective Lenders’ responses to such offer, the Discounted Purchase Effective Date and the aggregate Outstanding Amount of the Discounted Term Loan Purchase and the Classes to be purchased, (II) each Lender of the Discounted Purchase

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Effective Date, and the aggregate Outstanding Amount and the Classes of all Loans to be purchased at the Specified Discount on such date, and (III) each Discount Purchase Accepting Lender of the Specified Discount Proration, if any, and confirmation of the Outstanding Amount, Class and Type of Loans of such Lender to be purchased at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to BA and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to BA shall be due and payable by BA on the Discounted Purchase Effective Date in accordance with Section 11.6(g)(vi) below.

(iii) Borrower Solicitation of Discount Range Purchase Offers.

(1) Subject to Section 11.6(g)(i), BA may from time to time solicit Discount Range Purchase Offers by providing the Auction Agent with three Business Days’ notice in the form of a Discount Range Purchase Notice; provided that (I) any such solicitation shall be extended to each Lender, (II) any such notice shall specify the maximum aggregate amount of the Outstanding Amount of the Loans that BA is willing to prepay at a discount (the “Discount Range Purchase Amount”) and the maximum and minimum percentage discounts to par (the “Discount Range”) of the Outstanding Amount of Loans willing to be purchased by BA, (III) the Discount Range Purchase Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $500,000, and (IV) each such solicitation by BA shall remain outstanding through the Discount Range Purchase Response Date. The Auction Agent will promptly provide each Lender with a copy of such Discount Range Purchase Notice and a form of the Discount Range Purchase Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 P.M., New York time, on the third Business Day after the date of delivery of such notice to the Lenders (or such later date as may be designated by the Auction Agent and approved by BA) (the “Discount Range Purchase Response Date”). Each relevant Lender’s Discount Range Purchase Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow purchase of any or all of its then outstanding Loans and the maximum aggregate Outstanding Amount and Classes of such Loans such Lender is willing to have purchased at the Submitted Discount (the “Submitted Amount”). Any Lender whose Discount Range Purchase Offer is not received by the Auction Agent by the Discount Range Purchase Response Date shall be deemed to have declined to accept a Discounted Term Loan Purchase of any of its Loans at any discount to their par value within the Discount Range.

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(2) The Auction Agent shall review all Discount Range Purchase Offers received by it by the Discount Range Purchase Response Date and will determine (in consultation with BA and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the Applicable Discount and Loans to be purchased at such Applicable Discount in accordance with this Section 11.6(g)(iii). BA agrees to accept on the Discount Range Purchase Response Date all Discount Range Purchase Offers received by the Auction Agent by the Discount Range Purchase Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Purchase in an aggregate Outstanding Amount equal to the lesser of (I) the Discount Range Purchase Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Purchase Offer to accept purchase at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to the purchase of its Loans equal to its Submitted Amount (subject to any required proration pursuant to the following Section 11.6(g)(iii)(3)) at the Applicable Discount (each such Lender, a “Participating Lender”) by BA.

(3) If there is at least one Participating Lender, BA will prepay the respective outstanding Loans of each Participating Lender in the aggregate Outstanding Amount and of the Classes specified in such Lender’s Discount Range Purchase Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par equal to or greater than the Applicable Discount exceeds the Discounted Range Purchase Amount, the purchase of the Outstanding Amount of the relevant Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with BA and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within three Business Days following the Discount Range Purchase Response Date, notify (w) BA of the respective Lenders’ responses to such solicitation, the Discounted Purchase Effective Date, the Applicable Discount, and the aggregate Outstanding Amount of the Discounted Term Loan Purchase and the Classes to be purchased, (x) each Lender of the Discounted Purchase Effective Date, the Applicable Discount, and the aggregate Outstanding Amount and Classes of all Loans to be purchased at the Applicable Discount on such date, (y) each Participating Lender of the aggregate Outstanding Amount and Classes of such Lender to be purchased at the Applicable Discount on such date, and (z) if applicable, each Identified

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Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to BA and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to BA shall be due and payable by BA on the Discounted Purchase Effective Date in accordance with Section 11.6(g)(vi) below.

(iv) Borrower Solicitation of Discounted Purchase Offers.

(1) Subject to Section 11.6(g)(i), BA may from time to time solicit Solicited Discounted Purchase Offers by providing the Auction Agent with three Business Days’ notice in the form of a Solicited Discounted Purchase Notice; provided that (I) any such solicitation shall be extended to each Lender, (II) any such notice shall specify the maximum aggregate amount of the Outstanding Amount of the Loans that BA is willing to prepay at a discount (the “Solicited Discounted Purchase Amount”), (III) the Solicited Discounted Purchase Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $500,000 and (IV) each such solicitation by BA shall remain outstanding through the Solicited Discounted Purchase Response Date. The Auction Agent will promptly provide each Lender with a copy of such Solicited Discounted Purchase Notice and a form of the Solicited Discounted Purchase Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 P.M., New York time on the third Business Day after the date of delivery of such notice to the Lenders (or such later date as may be designated by the Auction Agent and approved by BA) (the “Solicited Discounted Purchase Response Date”). Each Lender’s Solicited Discounted Purchase Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Lender is willing to allow purchase of its then outstanding Loans and the maximum aggregate Outstanding Amount and Classes of such Loans (the “Offered Amount”) such Lender is willing to have purchased at the Offered Discount. Any Lender whose Solicited Discounted Purchase Offer is not received by the Auction Agent by the Solicited Discounted Purchase Response Date shall be deemed to have declined purchase of any of its Loans at any discount to their par value.

(2) The Auction Agent shall promptly provide BA with a copy of all Solicited Discounted Purchase Offers received by it by the Solicited Discounted Purchase Response Date. BA shall review all such Solicited Discounted Purchase Offers and select the smallest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Purchase Offers (the “Acceptable Discount”) that BA is willing to accept. As soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by BA from the Auction Agent of a copy of all

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Solicited Discounted Purchase Offers pursuant to the first sentence of this clause (2) (the “Acceptance Date”), BA shall submit an Acceptance and Purchase Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from BA by the Acceptance Date, BA shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Purchase Offers received by the Auction Agent by the Solicited Discounted Purchase Response Date, within three Business Days after receipt of an Acceptance and Purchase Notice (the “Discounted Purchase Determination Date”), the Auction Agent will determine (in consultation with BA and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the aggregate Outstanding Amount and the Classes of Loans (the “Acceptable Purchase Amount”) to be purchased by BA at the Acceptable Discount in accordance with this Section 11.6(g)(iv). BA agrees to accept all Solicited Discounted Purchase Offers received by the Auction Agent by the Solicited Discounted Purchase Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Purchase Offer to accept purchase at an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to purchase of Loans equal to its Offered Amount (subject to any required proration pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). BA will prepay outstanding Loans pursuant to this Section 11.6(g)(iv) to each Qualifying Lender in the aggregate Outstanding Amount and of the Classes specified in such Lender’s Solicited Discounted Purchase Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Purchase Amount, the purchase of the Outstanding Amount of the Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with BA and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Purchase Determination Date, the Auction Agent shall promptly notify (w) BA of the Discounted Purchase Effective Date and Acceptable Purchase Amount comprising the Discounted Term Loan Purchase and the Classes to be purchased, (x) each Lender of the Discounted Purchase Effective Date, the Acceptable Discount, and the Acceptable Purchase Amount of all Loans and the Classes to be purchased at the Applicable Discount on such date, (y) each Qualifying Lender of the

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aggregate Outstanding Amount and the Classes of such Lender to be purchased at the Acceptable Discount on such date, and (z) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to BA and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to BA shall be due and payable by BA on the Discounted Purchase Effective Date in accordance with Section 11.6(g)(vi) below.

(v) Expenses. In connection with any Discounted Term Loan Purchase, BA and the Lenders acknowledge and agree that the Administrative Agent and the Auction Agent may require as a condition to any Discounted Term Loan Purchase, the payment of reasonable out-of-pocket costs and expenses by BA in connection therewith.

(vi) Purchase. If any Loan is purchased in accordance with Sections 11.6(g)(ii) through (iv) above, BA shall purchase such Loans on the Discounted Purchase Effective Date pursuant to a Borrower Assignment and Assumption. BA shall make the payment in connection with such purchase (i) to the Auction Agent, for the account of the Discount Purchase Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, or (ii) to the extent agreed to by BA and the Auction Agent, to each Discount Purchase Accepting Lender, Participating Lender, or Qualifying Lender, as applicable, in dollars in immediately available funds not later than 11:00 A.M. (New York time) on the Discounted Purchase Effective Date. Each payment in connection with a purchase of the outstanding Loans pursuant to this Section 11.6(g) shall be paid to the Discount Purchase Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable. It is also understood and agreed that purchases pursuant to this Section 11.6(g) shall not be subject to Section 4.1.

(vii) Other Procedures. To the extent not expressly provided for herein or to the extent not materially inconsistent with the procedures set forth herein, each Discounted Term Loan Purchase shall be consummated pursuant to procedures consistent with the provisions in this Section 11.6(g) established by the Auction Agent acting in its reasonable discretion and as reasonably agreed to by BA.

(viii) Notice. Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 11.6(g), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon the Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day for the Auction Agent.

(ix) Actions of the Administrative Agent. Each of BA and the Lenders acknowledges and agrees that, the Auction Agent may perform any and all of its duties under this Section 11.6(g) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such

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Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions in this Agreement shall apply to the Auction Agent, each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Purchase provided for in this Section 11.6(g) as well as to activities of the Auction Agent in connection with any Discounted Term Loan Purchase provided for in this Section 11.6(g).

(x) Revocation. BA shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Purchase and rescind the applicable Specified Discount Purchase Notice, Discount Range Purchase Notice or Solicited Discounted Purchase Notice therefor at its discretion at any time prior to the receipt by the Auction Agent of a Specified Discount Purchase Response, Discount Range Purchase Offer or Solicited Discounted Purchase Offer, as applicable (and if such offer is so revoked, any failure by BA to make any purchase to a Lender pursuant to this Section 11.6(g) shall not constitute a Default or Event of Default under Section 9.1 or otherwise).

(xi) No Obligation. Other than as set forth in this Section 11.6(g), this Section 11.6(g) shall not (i) require BA to undertake any purchase pursuant to this Section 11.6(g) or (ii) limit or restrict BA from making optional prepayments of the Loans in accordance with the other provisions of this Agreement.

(xii) Cancellation of Repurchased Loans. Following repurchase by BA pursuant to this Section 11.6(g), the Loans so repurchased shall, without further action by any Person, be deemed cancelled for all purposes and no longer outstanding (and may not be resold by any Borrower), for all purposes of this Agreement and all other Loan Documents, including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (C) the determination of Required Lenders, or for any similar or related purpose, under this Agreement or any other Loan Document. In connection with any Loans repurchased and cancelled pursuant to this Section 11.6(g), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancellation.

(xiii) Maximum Amount of Repurchased Loans. Notwithstanding anything to the contrary herein, the maximum aggregate face amount of Loans that BA may repurchase at any time pursuant to this Section 11.6(g), when taken together with the face amount of all other Loans previously repurchased by BA pursuant to this Section 11.6(g), shall not exceed an aggregate amount equal to 10% of the aggregate original face amount of all Loans hereunder.

11.7 Sharing of Payments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(f), or otherwise), in a greater

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proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase or benefits shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates who is owed Obligations is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any of and all the obligations of any Loan Party now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section 11.7(b) are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify BA and the Administrative Agent promptly after any such setoff and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “.pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

11.9 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

11.10 Integration. This Agreement, the other Loan Documents, the Lease and Services Documents and the engagement letter dated May 15, 2012 among Parent, BA, Morgan Stanley Senior Funding, Inc. and J.P. Morgan Securities LLC represent the entire agreement of Parent, the Borrowers, the other Loan Parties, the Agents and the Lenders with respect to the subject

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matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein.

11.11 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.12 Submission To Jurisdiction; Waivers. Each of the Borrowers hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.

Notwithstanding the foregoing, nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party or their respective properties in the courts of any jurisdiction.

11.13 No Fiduciary Duty. The Administrative Agent, the Collateral Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have

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economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transactions or the process leading thereto.

11.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, each of the Administrative Agent and the Collateral Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 11.1) to take any action requested by BA having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document (including, without limitation, the release of any Guarantor from its obligations if such Person ceases to be a Subsidiary of Holdings as a result of a transaction permitted hereunder) or that has been consented to in accordance with Section 11.1 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Discharge of the Obligations (as defined in the Guarantee and Collateral Agreement) has occurred, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, the Collateral Agent and each Loan Party under the Security Documents (including the Guarantee set forth therein) shall terminate, all without delivery of any instrument or performance of any act by any Person; provided, however, that the Collateral Agent shall execute and deliver to each Borrower, at such Borrower’s expense, all UCC termination statements, releases and similar documents reasonably requested by such Borrower to evidence such termination.

11.15 Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, numbering, administration and settlement service

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providers and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested or required by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same or no less restrictive than as those of this Section 11.15, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower or any Subsidiary of any Borrower or any of their respective obligations, (f) with the consent of BA or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 11.15. “Information” shall mean all information received from any Borrower and related to the Borrowers or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent or any Lender on a non-confidential basis prior to its disclosure by any Borrower; provided that, in the case of Information received from any Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.15 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord its own confidential information.

11.16 WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

11.17 Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it may be required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act.

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11.18 No Third Party Beneficiaries. Nothing in this Agreement or the other Loan Documents, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective permitted successors and assigns, the Indemnitees, Participants to the extent expressly contemplated hereby and Agent Related Parties) any legal or equitable right, remedy, obligation, liability or claim under or by reason of this Agreement or the other Loan Documents.

11.19 Communications Law Matters. Notwithstanding anything to the contrary contained in any of the Loan Documents or the Lease and Services Documents, none of the Administrative Agent, the Collateral Agent or the Lenders, nor any of their agents, will take any action pursuant to this Agreement or any of the Loan Documents or the Lease and Services Documents that would constitute or result in any assignment of the Communications Licenses or any transfer of control thereof, within the meaning of Section 310(d) of the Communications Act or other Communications Law, if such assignment of license or transfer of control thereof would require thereunder the prior approval of the FCC, without first obtaining such approval of the FCC. Notwithstanding anything to the contrary contained herein or in any of the Loan Documents or the Lease and Services Documents, the parties hereto hereby acknowledge that the FCC does not permit the grant of a third party non-governmental security interest, or the creation of any other Lien, in an FCC license, permit or authorization itself; thus, any security interest in the Collateral granted under any of the Loan Documents, to the extent it relates to any of the Governmental Authorizations issued by the FCC, is granted only to the extent permitted by applicable law.

11.20 Joint and Several Liability. In consideration of the establishment of the Commitments and the making of the Loans hereunder, and of the benefits to BA and each of the other Borrowers that are anticipated to result from the successful operation of the business of BA and each of the other Borrowers, BA and each of the other Borrowers agrees that, notwithstanding any other provision contained herein or in any other Loan Document, it will be a co-borrower hereunder and shall be fully liable for the payment in full in cash of all the Obligations, both severally and jointly with the other Borrowers. Accordingly, each Borrower irrevocably agrees with each Lender, the Administrative Agent and the Collateral Agent that such Borrower will make prompt payment in full in cash when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) of the Obligations strictly in accordance with the terms thereof. BA and each of the other Borrowers hereby further agrees that if any Loan Party shall fail to pay in full in cash when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) any of the Obligations, BA and each other Borrower will promptly pay the same in full in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full in cash when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

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11.21 Obligations Unconditional. (a) The obligations of BA and each of the other Borrowers under Section 11.20 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any Borrower under this Agreement or any other Loan Document, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.21 that the obligations of BA and each other Borrower hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, each of BA and the other Borrowers agrees that its obligations under Section 11.20 shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives, all rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Borrower has knowledge thereof):

(i) the validity or enforceability of this Agreement or any other Loan Document or any Specified Hedge Agreement or any Specified Cash Management Agreement, any of the Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party;

(ii) any renewal, extension or acceleration of, or any increase in the amount of the Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents or any Specified Hedge Agreement or any Specified Cash Management Agreement;

(iii) any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any of the Loan Documents, any Specified Hedge Agreement or any Specified Cash Management Agreement, at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations;

(iv) any change, reorganization or termination of the corporate structure or existence of BA or any other Borrower or any of their Subsidiaries and any corresponding restructuring of the Obligations;

(v) any settlement, compromise, release, or discharge, or acceptance or refusal of any offer of payment or performance with respect to, or substitution for, the Obligations or subordination of the Obligations to any other obligations;

(vi) the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Obligations or any other impairment of such collateral;

(vii) the exercise of remedies with respect to any security for the Obligations (including, without limitation, the Collateral) at such time and in such order and in such manner as the Collateral Agent and the other Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or

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extinguish any right of reimbursement or subrogation or other right or remedy that BA or any other Borrower would otherwise have and without limiting the generality of the foregoing or any other provisions hereof, each of BA and the other Borrowers hereby expressly waives any and all benefits which might otherwise be available to such Borrower under applicable law, including, without limitation, California Civil Code Sections 2809, 2810, 2819, 2939, 2845, 2848, 2849, 2850, 2855, 2899 and 3433; and

(viii) any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Borrower as an obligor in respect of the Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of BA or any other Borrower for the Obligations, or of such Borrower under Section 11.20 or of any security interest granted by any Borrower, whether in an Insolvency or Liquidation Proceeding or in any other instance.

(b) Each of BA and each of the other Borrowers hereby expressly waives diligence, presentment, notice of acceptance, notice of dishonor, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Collateral Agent or any Lender exhaust any right, power or remedy or proceed against any Borrower under this Agreement or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Obligations.

(c) The obligations of BA and each of the other Borrowers under Sections 11.20, 11.21 and 11.22 shall continue to be effective, or be reinstated, as the case may be, if and to the extent that for any reason any payment (or part thereof) by or on behalf of any Borrower in respect of the Obligations is rescinded, disgorged or must be otherwise restored or returned by any Secured Party, whether as a result of insolvency, bankruptcy, dissolution, liquidation or reorganization of BA or any other Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, BA or any other Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made, or if any Secured Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to such Secured Party in full or partial satisfaction of any Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Secured Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that such Secured Party repays, restores, or returns, and as to all reasonable costs, expenses and attorney’s fees of such Secured Party related thereto, the liability of each Borrower hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

(d) BA and each of the other Borrowers agrees that, as between the Borrowers, in their capacity as co-obligors with joint and several liability, and the Lenders, the obligations of any Borrower under this Agreement may be declared to be forthwith due and payable as provided in Section 9.1 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.1) for purposes of Section 11.20 notwithstanding any stay, injunction or other prohibition preventing such declaration (or

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preventing such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by each of the other Borrowers, in their capacity as co-obligors, for purposes of such Section 11.20.

(e) The agreements of the Borrowers under Sections 11.20, 11.21 and 11.22 are continuing agreements and undertakings, and shall apply to all of the Obligations whenever arising.

11.22 Obligations Joint and Several. (a) Each of BA and each of the other Borrowers further agrees that its agreement to be jointly and severally liable with BA and the other Borrowers for the Obligations constitutes a promise of payment when due and not of collection, and waives any right to require that any resort be had by any Lender, the Collateral Agent or the Administrative Agent to any balance of any deposit account or credit on the books of any Lender, the Collateral Agent or the Administrative Agent in favor of BA or any other Borrower or any other Person.

(b) The obligations of BA and each of the other Borrowers hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations in respect of BA or any other Borrower or otherwise.

(c) Upon payment by BA or any of the other Borrowers of any sums as provided above, all rights, if any, of BA or such other Borrower against BA or such other Borrower arising as a result thereof by way of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any such Person as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior Discharge of the Obligations and otherwise subject to the provisions of Section 2.4 of the Guarantee and Collateral Agreement, mutatis mutandis.

11.23 Application of Proceeds. The Administrative Agent shall apply any amounts received from the Collateral Agent pursuant to Section 6.4 of the Guarantee and Collateral Agreement or any other comparable provision of any other Security Document in the following order:

(i) to the Administrative Agent and the Collateral Agent, to pay incurred and unpaid fees and expenses thereof under the Loan Documents;

(ii) to the Lenders, to pay incurred and unpaid fees and expenses of the Lenders under the Loan Documents (the amounts so applied to be distributed among the Lenders pro rata in accordance with the amounts of the Obligations to be distributed pursuant to this clause (ii) owed to them on the date of any such distribution);

123

(iii) to the Lenders, to pay any outstanding interest under the Loan Documents then due and owing and remaining unpaid (the amounts so applied to be distributed among the Lenders pro rata in accordance with the amounts of the Obligations to be distributed pursuant to this clause (iii) owed to them on the date of any such distribution);

(iv) to the Lenders, to pay all other Obligations under the Loan Documents then due and owing and remaining unpaid (the amounts so applied to be distributed among the Lenders pro rata in accordance with the amounts of the Obligations to be distributed pursuant to this clause (iv) owed to them on the date of any such distribution);

(v) to the Lenders, to prepay all other Obligations under the Loan Documents (the amounts so applied to be distributed among the Lenders pro rata in accordance with the amounts of the Obligations to be distributed pursuant to this clause (v) owed to them on the date of any such distribution); and

(vi) any balance of any such amounts remaining after application as described above shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

11.24 Effect of Amendment and Restatement of Existing Credit Agreement. On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement, except for (i) the representations and warranties made by the Borrowers and the Loan Parties prior to the Restatement Effective Date (which representations and warranties made prior to the Restatement Effective Date shall not be superseded or rendered ineffective by this Agreement as they pertain to the period prior to the Restatement Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Restatement Effective Date (including any failure, prior to the Restatement Effective Date, to comply with the covenants contained in the Existing Credit Agreement required to have been performed). The parties hereto acknowledge and agree that (1) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, satisfaction, payment, re-borrowing or termination of the “Obligations” under the Existing Credit Agreement or the other Loan Documents as in effect prior to the Restatement Effective Date and which remain outstanding as of the Restatement Effective Date, nor do they operate as a waiver of any right, power or remedy of any Lender under any Loan Document, (2) the “Obligations” under the Existing Credit Agreement and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereafter subject to the terms herein) and (3) the Liens and security interests as granted under the applicable Loan Documents securing payment of such “Obligations” are in all respects continuing, unaltered and in full force, and effect and are reaffirmed hereby. The Borrowers acknowledge and agree that Section 11.5 of the Existing Credit Agreement shall, to the extent applicable immediately prior to the Restatement Effective Date, survive for the intended beneficiaries of such provision to the extent such provision applies with respect to any Indemnified Liabilities (under and as defined in Section 11.5 of the Existing Credit Agreement) relating to events and circumstances occurring prior to the Restatement Effective Date.

[Remainder of page intentionally left blank.]

124

Exhibit B

[Exhibits K through R to Amended and Restated Credit Agreement – see attached]

125

EXHIBIT K

to

CREDIT AGREEMENT

FORM OF ACCEPTANCE AND PURCHASE NOTICE

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:  AIRCELL BUSINESS AVIATION SERVICES LLC

This Acceptance and Purchase Notice is delivered to you pursuant to Section 11.6(g)(iv) of that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 11.6(g)(iv) of the Credit Agreement, BA hereby notifies you that it accepts offers delivered in response to the Solicited Discounted Purchase Notice having an Offered Discount equal to or greater than [—]% (the “Acceptable Discount”) in an aggregate amount not to exceed the Solicited Discounted Purchase Amount.

BA expressly agrees that this Acceptance and Purchase Notice is subject to the provisions of Section 11.6(g) of the Credit Agreement.

BA hereby represents and warrants to the Auction Agent and the Lenders as follows:

1.	No Default or Event of Default has occurred and is continuing or would result from the Discounted Term Loan Purchase.

BA acknowledges that the Auction Agent and the relevant Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any purchase made in connection with a Solicited Discounted Purchase Offer.

BA requests that the Auction Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Acceptance and Purchase Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Purchase Notice as of the date first above written.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

EXHIBIT L

to

CREDIT AGREEMENT

FORM OF DISCOUNT RANGE PURCHASE NOTICE

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:  AIRCELL BUSINESS AVIATION SERVICES LLC

This Discount Range Purchase Notice is delivered to you pursuant to Section 11.6(g)(iii) of that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 11.6(g)(iii) of the Credit Agreement, BA hereby requests that each Lender of the Loans submit a Discount Range Purchase Offer. Any Discounted Term Loan Purchase made in connection with this solicitation shall be subject to the following terms:

1.	This Borrower Solicitation of Discount Range Purchase Offers is extended at the sole discretion of BA to each Lender of the Loans.

2.	The maximum aggregate Outstanding Amount of the Discounted Term Loan Purchase that will be made in connection with this solicitation is $[—] of Loans (the “Discount Range Purchase Amount”).[1]

3.	BA is willing to make Discount Term Loan Purchases at a percentage discount to par value greater than or equal to [—]% but less than or equal to [—]% (the “Discount Range”).

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Discount Range Purchase Offer on or before 5:00 p.m. New York time on                     .2

[1]	Minimum of $5.0 million and whole increments of $500,000.
[2]	Insert applicable Discount Range Purchase Response Date.

BA hereby represents and warrants to the Auction Agent and the Lenders of the Loans as follows:

1.	No Default or Event of Default has occurred and is continuing or would result from the Discounted Term Loan Purchase.

BA acknowledges that the Auction Agent and the relevant Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Purchase Offer made in response to this Discount Range Purchase Notice and the acceptance of any purchase made in connection with this Discount Range Purchase Notice.

BA hereby notifies each Lender that, in connection with this Borrower Solicitation of Discount Range Purchase Offers and the related Discounted Term Loan Purchases, (A) BA may have information regarding BA, BA’s Subsidiaries or BA’s Affiliates, or their assets, BA’s ability to perform its Obligations or any other matter that may be material to a decision by any Lender to participate in this Borrower Solicitation of Discount Range Purchase Offers or enter into any Borrower Assignment and Assumption or any of the transactions contemplated thereby that has not previously been disclosed to the Auction Agent, any other Agent, the Lenders and any manager for this Borrower Solicitation of Discount Range Purchase Offers (“Excluded Information”), (B) the Excluded Information may not be available to such Lender, the Auction Agent, the other Agents, the other Lenders and any manager for this Borrower Solicitation of Discount Range Purchase Offers, (C) such Lender will be deemed to have independently and without reliance on any other party made its own analysis and determined to enter into any Discounted Term Loan Purchase and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (D) in making this Borrower Solicitation of Discount Range Purchase Offers and the related Discounted Term Loan Purchases, BA may be relying on the Excluded Information in making its decision to consummate the transactions contemplated thereby.

BA requests that Auction Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Discount Range Purchase Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Purchase Notice as of the date first above written.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

Enclosure: Form of Discount Range Purchase Offer

EXHIBIT M

to

CREDIT AGREEMENT

FORM OF DISCOUNT RANGE PURCHASE OFFER

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:  AIRCELL BUSINESS AVIATION SERVICES LLC

Reference is made to (a) that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. and (b) that certain Discount Range Purchase Notice, dated             , 20__, from BA (the “Discount Range Purchase Notice”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 11.6(g)(iii) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Purchase on the following terms:

1.	This Discount Range Purchase Offer is available only for purchase on the Loans held by the undersigned.

2.	The maximum aggregate Outstanding Amount of the Discounted Term Loan Purchase that may be made in connection with this offer shall not exceed (the “Submitted Amount”):

Loans - $[—]

3.	The percentage discount to par value at which such Discounted Term Loan Purchase may be made is [—]% (the “Submitted Discount”).

The undersigned Lender acknowledges and agrees that none of the Auction Agent, any other Agent, any manager for the related Borrower Solicitation of Discount Range Purchase Offers or any of their respective Affiliates assumes any responsibility for the accuracy or completeness of the information concerning BA, the Loan Parties or any of their respective Affiliates (whether contained in any offer documents relating to a Discounted Term Loan Purchase or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information, and each Lender waives and releases any and all claims that it may have against such Persons with respect to the accuracy and completeness of such information and any such failure. The undersigned Lender acknowledges and agrees that the Auction Agent, the other Agents, any manager for the related Borrower Solicitation of Discount Range Purchase Offers and each of their respective Affiliates shall have no liability to it and it hereby waives and releases any and all claims that it may have against such Persons with respect to any nondisclosure of Excluded Information (as defined in the Discount Range Purchase Notice).

The undersigned Lender hereby expressly consents and agrees to a purchase of its Loans indicated above pursuant to Section 11.6(g) of the Credit Agreement at a price equal to the Applicable Discount and in an aggregate Outstanding Amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Purchase Offer as of the date first above written.

[ ]

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT N

to

CREDIT AGREEMENT

FORM OF SOLICITED DISCOUNTED PURCHASE NOTICE

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:	AIRCELL BUSINESS AVIATION SERVICES LLC

This Solicited Discounted Purchase Notice is delivered to you pursuant to Section 11.6(g)(iv) of that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 11.6(g)(iv) of the Credit Agreement, BA hereby requests that each Lender of the Loans submit a Solicited Discounted Purchase Offer. Any Discounted Term Loan Purchase made in connection with this solicitation shall be subject to the following terms:

1.	This Borrower Solicitation of Discounted Purchase Offers is extended at the sole discretion of BA to each Lender of the Loans.

2.	The maximum aggregate Outstanding Amount of the Discounted Term Loan Purchase that will be made in connection with this solicitation is $ (the “Solicited Discounted Purchase Amount”):[3]

Loans - $[—]

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Solicited Discounted Purchase Offer on or before 5:00 p.m. New York time on the date that is three Business Days following delivery of this notice pursuant to Section 11.6(g)(iv) of the Credit Agreement.

[3]	Minimum of $5.0 million and whole increments of $500,000.

BA hereby represents and warrants to the Auction Agent and the Lenders of the Loans as follows:

1.	[At least ten Business Days have passed since the consummation of the most recent Discounted Term Loan Purchase as a result of a purchase made by BA on the applicable Discounted Purchase Effective Date.][At least five Business Days have passed since the date BA was notified that no Lender was willing to accept any purchase of any Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Purchase Offers, the date of BA’s election not to accept any Solicited Discounted Purchase Offers made by a Lender.][4]

2.	No Default or Event of Default has occurred and is continuing or would result from the Discounted Term Loan Purchase.

BA acknowledges that the Auction Agent and the relevant Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Solicited Discounted Purchase Offer made in response to this Solicited Discounted Purchase Notice and the acceptance of any purchase made in connection with this Solicited Discounted Purchase Notice.

BA hereby notifies each Lender that, in connection with this Borrower Solicitation of Discounted Purchase Offers and the related Discounted Term Loan Purchases, (A) BA may have information regarding BA, BA’s Subsidiaries or BA’s Affiliates, or their assets, BA’s ability to perform its Obligations or any other matter that may be material to a decision by any Lender to participate in this Borrower Solicitation of Discounted Purchase Offers or enter into any Borrower Assignment and Assumption or any of the transactions contemplated thereby that has not previously been disclosed to the Auction Agent, any other Agent, the Lenders and any manager for this Borrower Solicitation of Discounted Purchase Offers (“Excluded Information”), (B) the Excluded Information may not be available to such Lender, the Auction Agent, the other Agents, the other Lenders and any manager for this Borrower Solicitation of Discounted Purchase Offers, (C) such Lender will be deemed to have independently and without reliance on any other party made its own analysis and determined to enter into any Discounted Term Loan Purchase and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (D) in making this Borrower Solicitation of Discounted Purchase Offers and the related Discounted Term Loan Purchases, BA may be relying on the Excluded Information in making its decision to consummate the transactions contemplated thereby.

BA requests that Auction Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Solicited Discounted Purchase Notice.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[4]	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Purchase Notice as of the date first above written.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

Enclosure: Form of Solicited Discounted Purchase Offer

EXHIBIT O

to

CREDIT AGREEMENT

FORM OF SOLICITED DISCOUNTED PURCHASE OFFER

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:	AIRCELL BUSINESS AVIATION SERVICES LLC

Reference is made to (a) that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. and (b) that certain Solicited Discounted Purchase Notice, dated             , 20__, from BA (the “Solicited Discounted Purchase Notice”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Purchase Notice or, to the extent not defined therein, in the Credit Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Purchase Notice on or before the third Business Day following your receipt of this notice.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 11.6(g)(iv) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Purchase on the following terms:

1.	This Solicited Discounted Purchase Offer is available only for purchase on the Loans held by the undersigned.

2.	The maximum aggregate Outstanding Amount of the Discounted Term Loan Purchase that may be made in connection with this offer shall not exceed $ (the “Offered Amount”):

Loans - $[—]

3.	The percentage discount to par value at which such Discounted Term Loan Purchase may be made is [—]% (the “Offered Discount”).

The undersigned Lender acknowledges and agrees that none of the Auction Agent, any other Agent, any manager for the related Borrower Solicitation of Discounted Purchase Offers or any of their respective Affiliates assumes any responsibility for the accuracy or completeness of the information concerning BA, the Loan Parties or any of their respective Affiliates (whether contained in any offer documents relating to a Discounted Term Loan Purchase or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information, and each Lender waives and releases any and all claims that it may have against such Persons with respect to the accuracy and completeness of such information and any such failure. The undersigned Lender acknowledges and agrees that the Auction Agent, the other Agents, any manager for the related Borrower Solicitation of Discounted Purchase Offers and each of their respective Affiliates shall have no liability to it and it hereby waives and releases any and all claims that it may have against such Persons with respect to any nondisclosure of Excluded Information (as defined in the Solicited Discounted Purchase Notice).

The undersigned Lender hereby expressly consents and agrees to a purchase of its Loans pursuant to Section 11.6(g) of the Credit Agreement at a price equal to the Acceptable Discount and in an aggregate Outstanding Amount not to exceed such Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Purchase Offer as of the date first above written.

[ ]

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT P

to

CREDIT AGREEMENT

FORM OF SPECIFIED DISCOUNT PURCHASE NOTICE

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:	AIRCELL BUSINESS AVIATION SERVICES LLC

This Specified Discount Purchase Notice is delivered to you pursuant to Section 11.6(g)(ii) of that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 11.6(g)(ii) of the Credit Agreement, BA hereby offers to make a Discounted Term Loan Purchase to each Lender of the Loans on the following terms:

1.	This Borrower Offer of Specified Discount Purchase is available to each Lender of the Loans.

2.	The maximum aggregate Outstanding Amount of the Discounted Term Loan Purchase that will be made in connection with this offer shall not exceed $[—] of the Loans (the “Specified Discount Purchase Amount”).

3.	The percentage discount to par value at which such Discounted Term Loan Purchase will be made is [—]% (the “Specified Discount”).

To accept this offer, you are required to submit to the Auction Agent a Specified Discount Purchase Response on or before 5:00 p.m. New York time on the date that is three (3) Business Days following the date of delivery of this notice pursuant to Section 11.6(g)(ii) of the Credit Agreement.

BA hereby represents and warrants to the Auction Agent and the Lenders of the Loans as follows:

1.	[At least ten Business Days have passed since the consummation of the most recent Discounted Term Loan Purchase as a result of a purchase made by BA on the applicable Discounted Purchase Effective Date.][At least five Business Days have passed since the date BA was notified that no Lender was willing to accept any purchase of any Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Purchase Offers, the date of BA’s election not to accept any Solicited Discounted Purchase Offers made by a Lender.][5]

2.	No Default or Event of Default has occurred and is continuing or would result from the Discounted Term Loan Purchase.

BA acknowledges that the Auction Agent and the Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Purchase Notice and the acceptance of any purchase made in connection with this Specified Discount Purchase Notice.

BA hereby notifies each Lender that, in connection with this Borrower Offer of Specified Discount Purchase and the related Discounted Term Loan Purchases, (A) BA may have information regarding BA, BA’s Subsidiaries or BA’s Affiliates, or their assets, BA’s ability to perform its Obligations or any other matter that may be material to a decision by any Lender to participate in this Borrower Offer of Specified Discount Purchase or enter into any Borrower Assignment and Assumption or any of the transactions contemplated thereby that has not previously been disclosed to the Auction Agent, any other Agent, the Lenders and any manager for this Borrower Offer of Specified Discount Purchase (“Excluded Information”), (B) the Excluded Information may not be available to such Lender, the Auction Agent, the other Agents, the other Lenders and any manager for this Borrower Offer of Specified Discount Purchase, (C) such Lender will be deemed to have independently and without reliance on any other party made its own analysis and determined to enter into any Discounted Term Loan Purchase and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (D) in making this Borrower Offer of Specified Discount Purchase and the related Discounted Term Loan Purchases, BA may be relying on the Excluded Information in making its decision to consummate the transactions contemplated thereby.

BA requests that Auction Agent promptly notify each of the relevant Lenders party to the Credit Agreement of this Specified Discount Purchase Notice.

[5]	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Purchase Notice as of the date first above written.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

Enclosure: Form of Specified Discount Purchase Response

EXHIBIT Q

to

CREDIT AGREEMENT

FORM OF SPECIFIED DISCOUNT PURCHASE RESPONSE

[MORGAN STANLEY SENIOR FUNDING, INC.],

    as Auction Agent under the

    Credit Agreement referred to below

[DATE]

Attention: [            ]

Re:	AIRCELL BUSINESS AVIATION SERVICES LLC

Reference is made to (a) that certain Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. and (b) that certain Specified Discount Purchase Notice, dated             , 20__, from BA (the “Specified Discount Purchase Notice”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned Lender hereby gives you irrevocable notice, pursuant to Section 11.6(g)(ii) of the Credit Agreement, that it is willing to accept a purchase of the Loans held by such Lender at the Specified Discount in an aggregate Outstanding Amount as follows:

Loans - $[—]

The undersigned Lender hereby expressly consents and agrees to a purchase of its Loans pursuant to Section 11.6(g)(ii) of the Credit Agreement at a price equal to the Specified Discount in the aggregate Outstanding Amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

The undersigned Lender acknowledges and agrees that none of the Auction Agent, any other Agent, any manager for the related Borrower Offer of Specified Discount Purchase or any of their respective Affiliates assumes any responsibility for the accuracy or completeness of the information concerning BA, the Loan Parties or any of their respective Affiliates (whether contained in any offer documents relating to a Discounted Term Loan Purchase or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information, and each Lender waives and releases any and all claims that it may have against such Persons with respect to the accuracy and completeness of such information and any such failure. The undersigned Lender acknowledges and agrees that the Auction Agent, the other Agents, any manager for the related Borrower Offer of Specified Discount Purchase and each of their respective Affiliates shall have no liability to it and it hereby waives and releases any and all claims that it may have against such Persons with respect to any nondisclosure of Excluded Information (as defined in the Specified Discount Purchase Notice).

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Purchase Response as of the date first above written.

[ ]

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT R

to

CREDIT AGREEMENT

FORM OF

BORROWER ASSIGNMENT AND ASSUMPTION

This Borrower Assignment and Assumption (the “Borrower Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Borrower Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective Loans identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Borrower Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor :	___________________________

2.	Assignee :	AIRCELL BUSINESS AVIATION SERVICES LLC

3.	Credit Agreement:	The Credit Agreement, dated as of June 21,2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gogo Intermediate Holdings LLC (“Holdings”), Aircell Business Aviation Services LLC (“BA”), Gogo LLC (“CA” and, together with Holdings and BA, the “Borrowers”), the several banks, other financial institutions or entities from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

4.	Assigned Interest:

List below the Loans to be assigned by Assignor to Assignee, which shall be subject to the terms and conditions (including the proration procedures) of the [Borrower Offer of Specified Discount Purchase][Borrower Solicitation of Discount Range Purchase Offers][Borrower Solicitation of Discounted Purchased Offers]6 pursuant to which this Discounted Term Loan Purchase is being made.

Facility Assigned	Par Amount of Loans Assigned	[Specified Discount][Applicable Discount][Acceptable Discount][7]	Percentage Assigned of Loans
	$			%
	$			%
	$			%

[6]	Select as appropriate.
[7]	Select as appropriate.

5.	Effective Date of Assignment: , 20 [8]

BA hereby represents and warrants to the Assignor and the Administrative Agent that no Default or Event of Default has occurred and is continuing or would result from this Borrower Assignment and Assumption.

The Assignor acknowledges and agrees that its offer to assign Loans pursuant to the [Borrower Offer of Specified Discount Purchase][Borrower Solicitation of Discount Range Purchase Offers][Borrower Solicitation of Discounted Purchased Offers]9 constitutes the Assignor’s acceptance of the terms and conditions (including the proration procedures) contained in the [Borrower Offer of Specified Discount Purchase][Borrower Solicitation of Discount Range Purchase Offers][Borrower Solicitation of Discounted Purchased Offers]10, the Credit Agreement and this Borrower Assignment and Assumption.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[8]	To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor.
[9]	Select as appropriate.
[10]	Select as appropriate.

The terms set forth in this Borrower Assignment and Assumption are hereby agreed to:

AIRCELL BUSINESS AVIATION SERVICES LLC		[NAME OF ASSIGNOR]

By:		By:
	Name:		Name:
	Title:		Title:

CONSENTED TO AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Authorized Signatory

STANDARD TERMS AND CONDITIONS FOR

BORROWER ASSIGNMENT AND ASSUMPTION

1.	Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Borrower Assignment and Assumption and to consummate the transactions contemplated hereby; (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of BA, any of its subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by BA, any of its subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document; and (c) has read and agrees to all of the terms and conditions (including the proration procedures) of the [Borrower Offer of Specified Discount Purchase][Borrower Solicitation of Discount Range Purchase Offers][Borrower Solicitation of Discounted Purchased Offers]11 pursuant to which this Discounted Term Loan Purchase is being made.

1.2 Assignee. The Assignee (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Borrower Assignment and Assumption and to consummate the transactions contemplated hereby and (b) acknowledges and agrees that the Loans purchased pursuant to this Borrower Assignment and Assumption shall, from and after the Effective Date and without further action by any Person, be deemed cancelled for all purposes of the Credit Agreement and all other Loan Documents in accordance with Section 11.6(g)(xii) of the Credit Agreement.

1.3 Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date.12 As of the Effective Date and without further action by any Person, the Assigned Interest shall be deemed cancelled for all purposes of the Credit Agreement and all other Loan Documents in accordance with Section 11.6(g)(xii) of the Credit Agreement.

1.4 General Provisions. This Borrower Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Borrower Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Borrower Assignment and Assumption by facsimile or other electronic

[11]	Select as appropriate.
[12]	TBD

transmission shall be effective as delivery of a manually executed counterpart of this Borrower Assignment and Assumption. This Borrower Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit C

[Exhibits A, E-1, E-2 and I to Amended and Restated Credit Agreement – see attached]

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the applicable credit facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:	______________________________

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

______________________________

2.	Assignee[s]:	______________________________

______________________________

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3. Borrower(s): Aircell Business Aviation Services LLC, Gogo LLC and Gogo Intermediate Holdings LLC

4. Administrative Agent: Morgan Stanley Senior Funding, Inc., as the administrative agent under the Credit Agreement

5. Credit Agreement: Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time), among Aircell Business Aviation Services LLC, a Delaware limited liability company (“BA”), Gogo LLC, a Delaware limited liability company (“CA”), Gogo Intermediate Holdings LLC (“Holdings” and, together with BA and CA, collectively, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent

6.	Assigned Interest[s]:

Facility Assigned	Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitment/Loans for all Lenders[7]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[8]
			$________________ —	$_________	____________ %
			$________________ —	$_________	____________ %
			$________________ —	$_________	____________ %

[7.	Trade Date: ][9]

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][10] [NAME OF ASSIGNOR]

By:
Name:
Title:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE[S][11] [NAME OF ASSIGNEE]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

[10]	Add additional signature blocks as needed.
[11]	Add additional signature blocks as needed.

Consented to and Accepted: MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

[Consented to: Aircell Business Aviation Services LLC, as Borrower

By:
Name:
Title: ][12]

[12]	To be added only if the consent of BA is required by the terms of the Credit Agreement.

ANNEX 1 TO

ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.6 of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.6 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Non-U.S. Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT E-1

FORM OF TRANCHE B-1 NOTE

THIS TRANCHE B-1 NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS TRANCHE B-1 NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York

                     , 20

FOR VALUE RECEIVED, the undersigned, Aircell Business Aviation Services LLC, a Delaware limited liability company, Gogo LLC, a Delaware limited liability company, and Gogo Intermediate Holdings LLC, a Delaware limited liability company (collectively, the “Borrowers” and each a “Borrower”), hereby jointly and severally unconditionally promise to pay to              (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a)              DOLLARS ($            ), or, if less, (b) the unpaid principal amount of the Loan of the Lender outstanding under the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrowers further jointly and severally agree to pay interest in like money at such Funding Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.5 of the Credit Agreement.

The holder of this Tranche B-1 Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of the Loan.

This Tranche B-1 Note (a) is one of the Notes referred to in the Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche B-1 Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan

Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche B-1 Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Tranche B-1 Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Tranche B-1 Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive, to the maximum extent permitted by applicable law, presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS TRANCHE B-1 NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

(signature page follows)

2

THIS TRANCHE B-1 NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

GOGO LLC

By:
Name:
Title:

GOGO INTERMEDIATE HOLDINGS LLC

By:
Name:
Title:

3

SCHEDULE A

TO TRANCHE B-1 NOTE

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to LIBOR Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

SCHEDULE B

TO TRANCHE B-1 NOTE

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF LIBOR LOANS

Date	Amount of LIBOR Loans	Amount Converted to LIBOR Loans	Interest Period and LIBOR Rate with Respect Thereto	Amount of Principal of LIBOR Loans Repaid	Amount of LIBOR Loans Converted to Base Rate Loans	Unpaid Principal Balance of LIBOR Loans	Notation Made By

EXHIBIT E-2

FORM OF TRANCHE B-2 NOTE

THIS TRANCHE B-2 NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS TRANCHE B-2 NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York

                     , 20

FOR VALUE RECEIVED, the undersigned, Aircell Business Aviation Services LLC, a Delaware limited liability company, Gogo LLC, a Delaware limited liability company, and Gogo Intermediate Holdings LLC, a Delaware limited liability company (collectively, the “Borrowers” and each a “Borrower”), hereby jointly and severally unconditionally promise to pay to              (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a)             DOLLARS ($            ), or, if less, (b) the unpaid principal amount of the Loan of the Lender outstanding under the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrowers further jointly and severally agree to pay interest in like money at such Funding Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.5 of the Credit Agreement.

The holder of this Tranche B-2 Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrowers in respect of the Loan.

This Tranche B-2 Note (a) is one of the Notes referred to in the Credit Agreement, dated as of June 21, 2012, and as amended and restated as of July 30, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche B-2 Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche B-2 Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Tranche B-2 Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Tranche B-2 Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive, to the maximum extent permitted by applicable law, presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS TRANCHE B-2 NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

(signature page follows)

2

THIS TRANCHE B-2 NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

AIRCELL BUSINESS AVIATION SERVICES LLC

By:
Name:
Title:

GOGO LLC

By:
Name:
Title:

GOGO INTERMEDIATE HOLDINGS LLC

By:
Name:
Title:

3

SCHEDULE A

TO TRANCHE B-2 NOTE

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to LIBOR Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

SCHEDULE B

TO TRANCHE B-2 NOTE

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF LIBOR LOANS

Date	Amount of LIBOR Loans	Amount Converted to LIBOR Loans	Interest Period and LIBO Rate with Respect Thereto	Amount of Principal of LIBOR Loans Repaid	Amount of LIBOR Loans Converted to Base Rate Loans	Unpaid Principal Balance of LIBOR Loans	Notation Made By

EXHIBIT I

to

CREDIT AGREEMENT

FORM OF SOLVENCY CERTIFICATE

Date: July 30, 2014

To the Administrative Agent and each of the Lenders party

to the Amendment referred to below:

I, the undersigned, the Chief Financial Officer of Gogo Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:

1. This certificate is furnished to the Administrative Agent and the Lenders party to, and pursuant to Section 3.5 of, the Amendment and Restatement Agreement, dated as of July 30, 2014 (the “Amendment”), among Holdings, Aircell Business Aviation Services LLC, a Delaware limited liability company, Gogo LLC, a Delaware limited liability company, the other Loan Parties party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties, and the Lenders party thereto. Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Amended and Restated Credit Agreement (as defined in, and amended by, the Amendment).

2. For purposes of this certificate, the terms below shall have the following definitions:

(a) “Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of Holdings and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b) “Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Holdings and its Subsidiaries taken as a whole are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c) “Stated Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Holdings and its Subsidiaries taken as a whole as of the date hereof after giving effect to the consummation of the Transactions, determined in accordance with GAAP consistently applied.

(d) “Identified Contingent Liabilities”

The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of Holdings and its Subsidiaries taken as a whole after giving effect to the Transactions (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by Responsible Officers of Holdings.

(e) “Will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature”

For the period from the date hereof through the Maturity Date, Holdings and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable.

(f) “Do not have Unreasonably Small Capital”

For the period from the date hereof through the Maturity Date, Holdings and its Subsidiaries taken as a whole after consummation of the Transactions are a going concern and have sufficient capital to ensure that they will continue to be a going concern for such period.

3. For purposes of this certificate, I, or officers of Holdings under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a) I have knowledge of and have reviewed to my satisfaction the Amendment.

(b) As chief financial officer of Holdings, I am familiar with the financial condition of Holdings and its Subsidiaries.

4. Based on and subject to the foregoing, I hereby certify on behalf of Holdings that after giving effect to the consummation of the Transactions and the incurrence of Indebtedness and obligations being incurred in connection with the Amendment and the Amended and Restated Credit Agreement, it is my opinion that (i) the Fair Value and Present Fair Salable Value of the assets of the Borrowers and their Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrowers and their Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) the Borrowers and their Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this certificate to be executed as of date first above written.

By:
Name:	Norman Smagley
Title:	Chief Financial Officer

[Signature Page to Solvency Certificate (Amendment)]

Exhibit D

[Amended and Restated Schedules 1.1(b), 5.9, 5.19(a) and 5.23(b) to the Existing Credit Agreement, New Schedule 7.13(a) to the Amended and Restated Credit Agreement and Amended and Restated Schedules 1, 2, 3, 4, 6 and 7 to the Guarantee and Collateral Agreement – see attached]

SCHEDULE 1.1(b) TO THE

CREDIT AGREEMENT

SUBSIDIARY GUARANTORS

1.	Aircell Business Aviation Services LLC

2.	Gogo LLC

3.	AC BidCo LLC

SCHEDULE 5.9 TO THE

CREDIT AGREEMENT

CERTAIN INTELLECTUAL PROPERTY MATTERS

1.	Claims asserted by Carucel Investments, LP against the Borrowers, or customers of Borrowers, for which any of the Borrowers have liability directly, via indemnification obligations, or otherwise.

SCHEDULE 5.19(a) TO THE

CREDIT AGREEMENT

FILING JURISDICTIONS

Loan Party	State	Filing Office

Gogo Intermediate Holdings LLC	Delaware	Secretary of State

Aircell Business Aviation Services LLC	Delaware	Secretary of State

Gogo LLC	Delaware	Secretary of State

AC BidCo LLC	Delaware	Secretary of State

SCHEDULE 5.23(b) TO THE CREDIT AGREEMENT

COMMUNICATIONS LICENSES

Licensee	Call Sign	Service	License Expiration Date

AC BidCo LLC	WQFX728	Commercial Aviation Air-Ground Radiotelephone	10/31/2016

AC BidCo LLC	WQFX729	Commercial Aviation Air-Ground Radiotelephone	10/31/2016

Aircell Business Aviation Services LLC	ITC-214-20111206-00360	Global or Limited Global Resale Service	n/a

Gogo Inc.	WQJC303	3650-3700 MHz License	7/23/2018

Gogo LLC	74JA	Aircraft License	9/28/2022

Gogo LLC	WQIE800	Microwave License	01/18/2018

Gogo LLC	WQIE801	Microwave License	01/18/2018

Gogo LLC	WQIE863	Microwave License	01/22/2018

Gogo LLC	WQIE864	Microwave License	01/22/2018

Gogo LLC	WQIE865	Microwave License	01/22/2018

Gogo LLC	WQIE866	Microwave License	01/22/2018

Gogo LLC	WQIF501	Microwave License	01/24/2018

Gogo LLC	WQIF502	Microwave License	01/24/2018

Gogo LLC	WQIF504	Microwave License	01/24/2018

Gogo LLC	WQIF505	Microwave License	01/24/2018

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQIF545	Microwave License	01/24/2018

Gogo LLC	WQIF546	Microwave License	01/24/2018

Gogo LLC	WQIF620	Microwave License	01/25/2018

Gogo LLC	WQIF621	Microwave License	01/25/2018

Gogo LLC	WQIF622	Microwave License	01/25/2018

Gogo LLC	WQNS773	Microwave License	05/12/2021

Gogo LLC	WQNS774	Microwave License	05/12/2021

Gogo LLC	WQNS823	Microwave License	05/12/2021

Gogo LLC	WQNT461	Microwave License	05/18/2021

Gogo LLC	WQNX867	Microwave License	06/30/2021

Gogo LLC	WQNX868	Microwave License	06/30/2021

Gogo LLC	WQOJ357	Microwave License	10/14/2021

Gogo LLC	WQOJ358	Microwave License	10/14/2021

Gogo LLC	WQOJ920	Microwave License	10/21/2021

Gogo LLC	WQOJ921	Microwave License	10/21/2021

Gogo LLC	WQPJ330	Microwave License	6/4/2022

Gogo LLC	WQPJ331	Microwave License	6/4/2022

Gogo LLC	WQPJ332	Microwave License	6/4/2022

Gogo LLC	WQPJ333	Microwave License	6/4/2022

Gogo LLC	WQPJ800	Microwave License	6/7/2022

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQPJ801	Microwave License	6/7/2022

Gogo LLC	WQPL299	Microwave License	6/19/2022

Gogo LLC	WQPL300	Microwave License	6/19/2022

Gogo LLC	WQPP603	Microwave License	7/13/2022

Gogo LLC	WQPP604	Microwave License	7/13/2022

Gogo LLC	WQPX967	Microwave License	9/14/2022

Gogo LLC	WQPY790	Microwave License	9/21/2022

Gogo LLC	WQPY791	Microwave License	9/21/2022

Gogo LLC	WQPY792	Microwave License	9/21/2022

Gogo LLC	WQPY793	Microwave License	9/21/2022

Gogo LLC	WQPY794	Microwave License	9/21/2022

Gogo LLC	WQPY795	Microwave License	9/21/2022

Gogo LLC	WQPY796	Microwave License	9/21/2022

Gogo LLC	WQPY797	Microwave License	9/21/2022

Gogo LLC	WQPY798	Microwave License	9/21/2022

Gogo LLC	WQPY839	Microwave License	9/24/2022

Gogo LLC	WQPY840	Microwave License	9/24/2022

Gogo LLC	WQPY841	Microwave License	9/24/2022

Gogo LLC	WQPY842	Microwave License	9/24/2022

Gogo LLC	WQPY843	Microwave License	9/24/2022

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQPY844	Microwave License	9/24/2022

Gogo LLC	WQPY845	Microwave License	9/24/2022

Gogo LLC	WQPY846	Microwave License	9/24/2022

Gogo LLC	WQPY847	Microwave License	9/24/2022

Gogo LLC	WQPY848	Microwave License	9/24/2022

Gogo LLC	WQPY849	Microwave License	9/24/2022

Gogo LLC	WQPY850	Microwave License	9/24/2022

Gogo LLC	WQPY851	Microwave License	9/24/2022

Gogo LLC	WQPY852	Microwave License	9/24/2022

Gogo LLC	WQPY853	Microwave License	9/24/2022

Gogo LLC	WQQB596	Microwave License	10/16/2022

Gogo LLC	WQQB597	Microwave License	10/16/2022

Gogo LLC	WQQC988	Microwave License	11/05/2022

Gogo LLC	WQQC989	Microwave License	11/05/2022

Gogo LLC	WQQG281	Microwave License	12/03/2022

Gogo LLC	WQQG287	Microwave License	12/03/2022

Gogo LLC	WQSD677	Microwave License	9/5/2023

Gogo LLC	WQSD678	Microwave License	9/5/2023

Gogo LLC	WQTB650	Microwave License	12/27/2023

Gogo LLC	WQTC422	Microwave License	1/6/2024

Licensee	Call Sign	Service	License Expiration Date

Gogo LLC	WQTF428	Microwave License	1/23/2024

Gogo LLC	WQTF431	Microwave License	1/23/2024

Gogo LLC	WQTN878	Microwave License	3/14/2024

Gogo LLC	WQTN879	Microwave License	3/14/2024

Gogo LLC	WQTT811	Microwave License	4/10/2024

Gogo LLC	WQTT812	Microwave License	4/10/2024

Gogo LLC	WF2XMC	Experimental License	8/01/2016

Gogo LLC	E120106	Earth Station Aboard Aircraft License	5/1/2028

SCHEDULE 7.13(a) TO THE CREDIT AGREEMENT

CONTROL AGREEMENTS

1. Securities account number XXXXXXXXX held by U.S. Bank in the name of Gogo Intermediate Holdings.

Schedule 1 to the

Guarantee and Collateral Agreement

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address

Aircell Business Aviation Services LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Gogo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

AC BidCo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Gogo Intermediate Holdings LLC	1250 N. Arlington Heights Road Itasca, IL 60143

Annex II

SCHEDULE 2 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

DESCRIPTION OF PLEDGED INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Class of Stock	Stock Certificate No.	Percentage of Shares	No. of Shares
None.

Pledged Notes:

Grantor	Issuer	Payee	Principal Amount
None

Pledged Debt Securities:

Grantor	Issuer	Issuer’s Jurisdiction Under New York UCC Section 9-305(a)(2)	Payee	Principal Amount
None

Pledged Security Entitlements:

Grantor	Issuer of Financial Asset	Description of Financial Asset	Securities Intermediary (Name and Address)	Securities Account (Number and Location)	Securities Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(3)
None

Pledged Commodity Contracts:

Grantor	Description of Commodity Contract	Commodity Intermediary (Name and Address)	Commodity Account (Number and Location)	Commodity Intermediary’s Jurisdiction Under New York UCC Section 9-305(a)(4)
None

Pledged Partnership Interests:

Grantor	Issuer	Type of Partnership Interest (e.g., General or Limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership
None

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Issuer
Gogo Intermediate Holdings LLC	Aircell Business Aviation Services LLC	N	N/A	100	100%

Gogo Intermediate Holdings LLC	Gogo LLC	N	N/A	100	100%

Gogo Intermediate Holdings LLC	AC BidCo LLC	N	N/A	100	100%

Gogo Intermediate Holdings LLC	Gogo International Holdings LLC	N	N/A	65	65%

Aircell Business Aviation Services LLC	LiveTV Airfone LLC	N	N/A	100	100%

Other Pledged Equity Interests:

Grantor	Issuer	Class of Equity Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Equity Interests of the Issuer
None

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Aircell Business Aviation Services LLC	U.S. Bank	XXXXXXXX	Deposit Account
Gogo LLC	U.S. Bank	XXXXXXXX	Deposit Account
Gogo LLC	U.S. Bank	XXXXXXXX	Deposit Account
Gogo Intermediate Holdings LLC	U.S. Bank	XXXXXXXX	Deposit Account

Securities Accounts:

Grantor	Name of Financial Institution	Account Number	Account Name
Aircell Business Aviation Services LLC	U.S. Bank	XXXXXXXX	Investment Account
Gogo Intermediate Holding	U.S. Bank	XXXXXXXX	Investment Account

Accounts Controlled by Third Parties:

Grantor	Name of Controlling Third Party	Account Number	Account Name
Gogo LLC	U.S. Bank	XXXXXXXX	Investment account

Schedule 3 to the

Guarantee and Collateral Agreement

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Entity	Filing	State	Filing Office

Gogo Intermediate Holdings LLC	UCC-1 Financing Statement	Delaware	Secretary of State

Aircell Business Aviation Services LLC	UCC-1 Financing Statement	Delaware	Secretary of State

Gogo LLC	UCC-1 Financing Statement	Delaware	Secretary of State

AC BidCo LLC	UCC-1 Financing Statement	Delaware	Secretary of State

AirCell International, Inc.	UCC-1 Financing Statement[1]	Colorado	Secretary of State

United States Copyright, Patent and Trademark Filings

File the following agreements with the United States Patent and Trademark Office:

Trademark Security Agreement, dated as of June 21, 2012, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Trademark Security Agreement, dated as of June 21, 2012, by Aircell Business Aviation Services LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Patent Security Agreement, dated as of June 21, 2012, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Supplemental Patent Security Agreement, dated as of March 28, 2013, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Supplemental Trademark Security Agreement, dated as of March 28, 2013, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

[1]	AirCell International, Inc. was dissolved on December 20, 2013. A UCC-3 termination statement will be filed on the Restatement Effective Date.

Supplemental	Patent Security Agreement, dated as of July 21, 2014, by Gogo LLC in favor of Morgan Stanley Senior Funding, Inc., as Collateral Agent for the Secured Parties

Actions with respect to Investment Property and Deposit Accounts

Delivery of AirCell International, Inc. stock certificate no. C-1 to Morgan Stanley Senior Funding, Inc. as Collateral Agent for the benefit of the Secured Parties.2

Delivery of Intercompany Note, dated June 21, 2012, and Endorsement, dated June 21, 2012, by Gogo Intermediate Holdings LLC, Aircell Business Aviation Services LLC, Gogo LLC, AC BidCo LLC and AirCell International, Inc. to Morgan Stanley Senior Funding, Inc.

Gogo LLC will enter into a Blocked Account Control Agreement, by and among Gogo LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Deposit Account No. XXXXXXXX

Aircell Business Aviation Services LLC will enter into a Blocked Account Control Agreement, by and among Aircell Business Aviation Services LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Deposit Account No. XXXXXXXX.

Aircell Business Aviation Services LLC will enter into a Notice to Securities Intermediary and Control Agreement, by and among Aircell Business Aviation Services LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Investment Account No. XXXXXXXX.

Gogo Intermediate Holdings LLC will enter into a Notice to Securities Intermediary and Control Agreement, by and among Gogo Intermediate Holdings LLC, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, with respect to Investment Account No. XXXXXXXX.

Other Actions

With respect to any Collateral in which a security interest cannot be perfected under Article 9 of the UCC, such actions as may be required to perfect the security interest in such Collateral.

Use commercially reasonable efforts to enter into Mortgages by and between the applicable Grantor and Morgan Stanley Senior Funding, Inc. as Collateral Agent for the Secured Parties with respect to the following properties:

Grantor	Address/City/State/Zip Code

Gogo LLC	303 Technology Ct. Bldg. A Broomfield, CO 80021

Aircell Business Aviation Services LLC	11001 W. 120th Ave. Broomfield, CO 80021

Gogo LLC	11947 Hangar Ct Broomfield, CO 80021

Gogo LLC	1250 N. Arlington Heights Road Itasca, IL 60143

[2]	The Aircell International, Inc. stock certificate was returned to the Grantor in connection with the dissolution of that entity.

Gogo LLC	814 Thorndale Ave Bensenville, IL 60106

Gogo LLC	43 W 514 US Rt. 30 Sugar Grove, IL 60554

Gogo LLC	1000 Commerce Drive Oak Brook, IL 60523

Gogo LLC	3431 Windsor Drive Aurora, CO 80011

Schedule 4 to the

Guarantee and Collateral Agreement

EXACT LEGAL NAME, JURISDICTION OF ORGANIZATION, LOCATION OF CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS (IF APPLICABLE) AND ORGANIZATIONAL ID

Exact Legal Name	Jurisdiction of Organization	Organizational I.D.	Chief Executive Office or Sole Place of Business

Aircell Business Aviation Services LLC	Delaware	4541118	1250 N. Arlington Heights Rd., Itasca, IL 60143

Gogo Intermediate Holdings LLC	Delaware	5156649	1250 N. Arlington Heights Rd., Itasca, IL 60143

Gogo LLC	Delaware	2692227	1250 N. Arlington Heights Rd., Itasca, IL 60143

AC BidCo LLC	Delaware	4128793	1250 N. Arlington Heights Rd., Itasca, IL 60143

SCHEDULE 6 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

COPYRIGHTS

NONE.

PATENTS

Gogo LLC—U.S. Issued Patents

Title	Appl. No.	Appl. Date	Patent No.	Issue Date
AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	11/590,146	10/31/2006	8,145,208	03/27/2012

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION NETWORK	08/709,417	09/06/1996	5,878,346	03/02/1999

MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/692,837	08/02/1996	5,884,166	03/16/1999

NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM	08/713,613	09/13/1996	5,832,380	11/03/1998

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM	08/709,264	09/06/1996	5,878,345	03/02/1999

NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION	08/960,183	10/29/1997	6,108,539	08/22/2000

MOBILE TELECOMMUNICATIONS FOR AIRCRAFT AND LAND BASED VEHICLES	07/847,920	03/06/1992	5,557,656	09/17/1996

CELLULAR WEATHER INFORMATION SYSTEM FOR AIRCRAFT	08/415,724	04/03/1995	5,757,322	05/26/1998

MOBILE COMMUNICATIONS	08/701,837	08/23/1996	5,960,343	09/28/1999

METHOD AND APPARATUS FOR REDUCING INTERFERENCE AMONG CELLULAR TELEPHONE SIGNALS	08/027,333	03/08/1993	5,444,762	08/22/1995

UBIQUITOUS MOBILE SUBSCRIBER STATION	09/379,825	08/24/1999	6,408,180	06/18/2002

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS	09/686,923	10/11/2000	6,788,935	09/07/2004

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON-TERRESTRIAL ENVIRONMENT	10/152,870	05/20/2002	6,650,898	11/18/2003

SIGNAL TRANSLATING REPEATER FOR ENABLING A TERRESTRIAL MOBILE SUBSCRIBER STATION TO BE OPERABLE IN A NON-TERRESTRIAL ENVIRONMENT	10/173,488	06/17/2002	6,725,035	04/20/2004

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	10/730,329	12/07/2003	7,113,780	09/26/2006

SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	11/492,545	07/24/2006	7,751,815	07/06/2010

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

SIP CLIENT-BASED LOCAL NUMBER PORTABILITY THROUGH AN AIRCRAFT AIR-TO-GROUND LINK	12/423,555	04/14/2009	8,073,443	12/06/2011

OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	10/756,491	01/13/2004	7,062,268	06/13/2006

AIR-TO-GROUND CELLULAR NETWORK FOR DECK-TO-DECK CALL COVERAGE	11/240,975	09/30/2005	7,640,016	12/29/2009

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/241,109	09/30/2005	7,107,062	09/12/2006

SYSTEM FOR MANAGING CALL HANDOFFS BETWEEN AN AIRCRAFT AND MULTIPLE CELL SITES	11/414,873	05/01/2006	7,751,814	07/06/2010

VIRTUAL PRIVATE NETWORK FOR CELLULAR COMMUNICATIONS	09/961,647	09/24/2001	6,885,864	04/26/2005

DOPPLER INSENSITIVE NON-TERRESTRIAL DIGITAL CELLULAR COMMUNICATIONS NETWORK	09/460,043	12/13/1999	6,377,802	04/23/2002

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

WIRELESS RADIO PACKET SWITCHING NETWORK	08/207,015	03/04/1994	5,473,602	12/05/1995

SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	11/590,709	10/31/2006	7,920,860	04/05/2011

SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,125	01/28/2008	8,078,163	12/13/2011

SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	12/021,133	01/28/2008	7,702,328	04/20/2010

SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/021,169	01/28/2008	8,068,829	11/29/2011

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/182,834	07/30/2008	8,060,083	11/15/2011

SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/060,662	04/01/2008	8,081,969	12/20/2011

SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	12/060,674	04/01/2008	8,081,968	12/20/2011

SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	12/029,298	02/11/2008	8,185,040	05/22/2012

CABIN TELECOMMUNICATION UNIT	10/241,723	09/11/2002	7,689,752	3/30/2010

CABIN TELECOMMUNICATION UNIT	12/707,070	02/17/2010	8,140,732	3/20/2012

Title	Appl. No.	Appl. Date	Patent No.	Issue Date

SYSTEM FOR TRANSMITTING WIRELESS HIGH-SPEED DATA SIGNALS BETWEEN A TERRESTRIAL-BASED ANTENNA AND AN AIRCRAFT	10/378,203	03/03/2003	8,032,135	10/4/2011

SYSTEM FOR TRANSMITTING WIRELESS HIGH-SPEED DATA SIGNALS BETWEEN A TERRESTRIAL-BASED ANTENNA AND AN AIRCRAFT	13/222,722	08/31/2011	8,700,032	4/15/2014

CALL HANDOFF	08/509,703	07/31/1995	6,104,926	8/15/2000

CALL HANDOFF	09/416,451	10/12/1999	6,430,412	8/6/2002

METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT USING A REGISTRATION DATABASE	08/988,457	12/10/1997	6,799,037	9/28/2004

METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	10/096,165	3/12/2002	6,909,898	6/21/2005

METHOD AND APPARATUS FOR PROVIDING SOFTWARE TO A MOBILE UNIT	11/100,753	4/7/2005	8,498,641	7/30/2013

U.S. Patent Applications

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	11/590,379	10/31/2006	2008/0102813	05/01/2008

SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLECULAR NETWORK	12/060,645	04/01/2008	2008/0182573	07/31/2008

SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	12/137,995	06/12/2008	2008/0274734	11/16/2008

TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	13/009,579	01/19/2011	2011/0116373	05/19/2011

DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/009,687	01/19/2011	2011/0268096	11/03/2011

DIFFERENTIATED SERVICES CODE POINT MIRRORING FOR WIRELESS COMMUNICATIONS	13/107,823	05/13/2011	2011/0286331	11/24/2011

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO-GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	13/172,539	06/29/2011	2011/0263199	10/27/2011

SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	13/224,564	09/02/2011	2011/0319049	12/29/2011

SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	13/227,634	09/08/2011	2011/0320576	12/29/2011

MESH NETWORK BASED AUTOMATED UPLOAD OF CONTENT TO AIRCRAFT	13/544,742	07/09/2012	Not yet published	Not yet published

SYSTEM FOR PROVIDING TEMPORARY INTERNET ACCESS FROM A RESTRICTED LOCAL AREA NETWORK ENVIRONMENT	13/588,903	08/17/2012	Not yet published	Not yet published

GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	13/675,190	11/13/2012	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

COMMUNICATION SYSTEM AND METHOD FOR NODES ASSOCIATED WITH A VEHICLE	13/675,194	11/13/2012	Not yet published	Not yet published

VEHICLE DATA DISTRIBUTION SYSTEM AND METHOD	13/675,200	11/13/2012	Not yet published	Not yet published

LINE REPLACEABLE UNIT WITH UNIVERSAL HEAT SINK RECEPTACLE	13/799,869	03/13/2013	Not yet published	Not yet published

DETERMINING HUMAN STIMULI AT COMPUTING DEVICES	13/781,841	03/01/2013	Not yet published	Not yet published

HYBRID AERONAUTICAL COMMUNICATION SYSTEM	61/648,416	5/17/2012	Not yet published	Not yet published

MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	61/763,350	2/11/2013	Not yet published	Not yet published

MOBILE TELE-COMPUTER NETWORK FOR MOTION PICTURE, TELEVISION AND TV ADVERTISING PRODUCTION	90/012,810	3/20/2013	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	14/209,698	3/13/2014	Not yet published	Not yet published

ADAPTIVE MODULATION IN A HYBRID VEHICLE COMMUNICATION SYSTEM	14/224,859	3/25/2014	Not yet published	Not yet published

DELAYED DISK RECOVERY	14/320,966	7/1/2014	Not yet published	Not yet published

CONTENT INTEGRITY CHECKS	14/320,970	7/1/2014	Not yet published	Not yet published

FEATURE TRANSPARENCY FOR WIRELESS DEVICES	61/868,416	8/21/2013	Not yet published	Not yet published

FEATURE TRANSPARENCY FOR WIRELESS DEVICES	61/901,608	11/8/2013	Not yet published	Not yet published

MULTIPLE MODEM COMMUNICATION SYSTEM AND METHOD FOR A MOBILE PLATFORM	14/307,228	6/17/2014	Not yet published	Not yet published

DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	61/901,644	11/8/2013	Not yet published	Not yet published

DATA DELIVERY TO DEVICES ON VEHICLES USING MULTIPLE FORWARD LINKS	14/225,050	3/25/2014	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

DATA CACHING IN A HYBRID COMMUNICATIONS SYSTEM	14/309,342	6/19/2014	Not yet published	Not yet published

DATA CACHING IN A HYBRID COMMUNICATIONS SYSTEM	61/901,869	11/8/2013	Not yet published	Not yet published

RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	14/209,713	3/13/2014	Not yet published	Not yet published

RADOME HAVING LOCALIZED AREAS OF REDUCED RADIO SIGNAL ATTENUATION	61/902,549	11/11/2013	Not yet published	Not yet published

DYNAMIC TIME BASED PRODUCTS	14/291,562	5/30/2014	Not yet published	Not yet published

HYBRID COMMUNICATIONS FOR DEVICES ON VEHICLES	61/901,634	11/8/2013	Not yet published	Not yet published

HYBRID COMMUNICATIONS FOR DEVICES ON VEHICLES	14/225,017	3/25/2014	Not yet published	Not yet published

OPTIMIZING USAGE OF MODEMS FOR DATA DELIVERY TO DEVICES ON VEHICLES	61/901,641	11/8/2013	Not yet published	Not yet published

OPTIMIZING USAGE OF MODEMS FOR DATA DELIVERY TO DEVICES ON VEHICLES	14/225,077	3/25/2014	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

SYSTEMS AND METHODS FOR TWO-PART ELECTRONIC DEVICE REGISTRATION	14/291,558	5/30/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR TWO-PART ELECTRONIC DEVICE REGISTRATION	61/901,659	11/8/2013	Not yet published	Not yet published

SYSTEMS AND METHODS FOR CONFIGURING AN ELECTRONIC DEVICE FOR CELLULAR-BASED COMMUNICATIONS	14/291,511	5/30/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR CONFIGURING AN ELECTRONIC DEVICE FOR CELLULAR-BASED COMMUNICATIONS	61/901,821	11/8/2013	Not yet published	Not yet published

SYSTEMS AND METHODS FOR COMMUNICATING WITH NON-TERRESTRIAL ELECTRONIC DEVICES	14/291,979	5/30/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR FACILITATING COMMUNICATIONS ORIGINATING FROM A NON-TERRESTRIAL NETWORK	14/291,878	5/30/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR FACILITATING COMMUNICATIONS DESTINED FOR A NON-TERRESTRIAL NETWORK	14/292,035	5/30/2014	Not yet published	Not yet published

Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

SYSTEMS AND METHODS FOR FACILITATING VOICE-BASED COMMUNICATIONS	14/267,563	5/1/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR NOTIFYING ELECTRONIC DEVICES OF VOICE-BASED COMMUNICATION REQUESTS	14/267,400	5/1/2014	Not yet published	Not yet published

SYSTEMS AND METHODS FOR FACILITATING VOICE AND MESSAGING COMMUNICATIONS VIA VARIOUS NETWORKS	14/312,413	6/23/2014	Not yet published	Not yet published

MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	14/177863		Not yet published	Not yet published

MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	61/901848		Not yet published	Not yet published

Gogo LLC—Issued Foreign Patents

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0110PTAU	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	717,770	07/13/2000

013207.0110PTCA	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	2,263,442	01/20/2004

013207.0110PTMX	CONTROL CHANNEL FOR NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		08/25/1997	219,366	03/11/2004

013207.0121PTAU	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	717,530	07/13/2000

013207.0121PTCA	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	2,262,488	10/14/2003

013207.0121PTMX	MULTIDIMENSIONAL CELLULAR MOBILE TELECOMMUNICATION SYSTEM		08/01/1997	234,439	02/13/2006

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0132PTAU	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMMUNICATION STATION		09/12/1997	717,446	07/06/2000

013207.0132PTCA	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	2,263,419	11/18/2003

013207.0132PTMX	CONTROL CHANNEL FOR NONTERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		09/12/1997	234,438	02/13/2006

013207.0143PTAU	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	721,017	10/05/2000

013207.0143PTCA	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	2,263,422	10/28/2003

013207.0143PTMX	ANTENNA FOR NONTERRESTRIAL MOBILE TELECOMMUNICATION SYSTEM		08/25/1997	219,365	03/11/2004

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0156PTCA	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	2,301,903	11/28/2006

013207.0156PTMX	NON-TERRESTRIAL CELLULAR MOBILE TELECOMMUNICATION STATION		10/05/1998	242,901	12/20/2006

013207.0164C1CA	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/10/2001	2,358,608	08/01/2006

013207.0164PTCA	MOBILE SUBSCRIBER STATION FOR TERRESTRIAL AND NON-TERRESTRIAL COMMUNICATION		08/09/2000	2,346,476	02/13/2007

013207.0164C1MX	AIRCRAFT-BASED NETWORK FOR WIRELESS SUBSCRIBER STATIONS		10/11/2001	238,452	07/05/2006

013207.0164PTMX	UBIQUITOUS MOBILE SUBSCRIBER STATION		08/09/2000	228,238	06/03/2005

013207.0164C5AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		11/23/2004	2004304908	03/19/2009

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0164C5IN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2468/CHENP/06	02/04/2010	238432	02/04/2010

013207.0164C5MX	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK		02/09/2009	264,450	02/09/2010

013207.0164C6MX	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS		02/26/2009	264,769

013207.0178PTCA	A METHOD OF OPERATING A RADIO BASED PACKET SWITCHED COMMUNICATIONS NETWORK		03/01/1995	2,184,817	11/20/2001

013207.0240PTAU	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES		09/17/2007	2007313939	10/27/2011

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

013207.0241PTAU	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2007313940	05/27/2009	2007313940	10/20/2011

013207.0242PTAU	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK		05/27/2009	2007313941	12/15/2011

013207. 0164C5EP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	04/11/2012

013207. 0242PTJP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2009- 535376	04/30/2009	4891409	12/22/2011

EP	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97954093.7	12/12/1997	976289	5/23/2007

JP	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	10-526968	12/12/1997	4607260	10/15/2010

Docket No.	Title	Appl. No.	Appl. Date	Patent No.	Issue Date

CA	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	2274865	12/12/1997	2274865	11/25/2008

CN	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97180599.7	12/12/1997	ZL97180599.7	1/12/2005

DE	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97954093.7	12/12/1997	69737755.5	5/23/2007

FR	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97954093.7	12/12/1997	976289	5/23/2007

GB	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97954093.7	12/12/1997	976289	5/23/2007

HK	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	101469.0	12/12/1997	1022805	11/4/2005

IT	METHOD AND APPARATUS FOR UPDATING A MOBILE UNIT	97954093.7	12/12/1997	976289	5/23/2007

Gogo LLC—Foreign Patent Applications

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5 D1AU	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2008246257	11/20/2008	Journal	01/20/11

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5CA	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2548319	11/23/2004	2548319	07/07/05

013207. 0164C5CN	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	0480041374.2	11/23/2004	1914829	02/14/2007

013207. 0164C5FR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5DE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5HK	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	07101754.7	02/14/2007	1094627A	04/04/2007

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5IS	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5IE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5 D1JP	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	2010- 030468	02/15/2010	2010- 213266	09/24/2010

013207. 0164C5ES	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5SE	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date

013207. 0164C5TR	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C5GB	SYSTEM FOR INTEGRATING AN AIRBORNE WIRELESS CELLULAR NETWORK WITH TERRESTRIAL WIRELESS CELLULAR NETWORKS AND THE PUBLIC SWITCHED TELEPHONE NETWORK	04812004.2	11/23/2004	1695457	08/30/2006

013207. 0164C6CA	OVERLAPPING SPECTRUM CELLULAR COMMUNICATION NETWORKS	2552300	01/06/2005	2552300	08/04/2005

013207. 0240PTCA	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2667331	04/23/2009	2667331	Unknown

013207. 0240PTCN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	200780040582.4	04/30/2009	CN 101536565A	09/16/09

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0240PTEP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	07842607.9	04/01/2009	2103153	11/23/2009

013207. 0240PTHK	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	10102028.0	02/26/2010	1136138A	06/18/2010

013207. 0240PTIN	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2952/CHENP/78640	05/27/2009

013207. 0240PTJP	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009-535374	04/29/2009	2010-508771	03/18/2010

013207. 0240PTMX	MULTI-LINK AIRCRAFT CELLULAR SYSTEM FOR SIMULTANEOUS COMMUNICATION WITH MULTIPLE TERRESTRIAL CELL SITES	2009/004818	04/30/2009

013207. 0241PTCA	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2667370	04/23/2009	2667370	Unknown

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0241PTCN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	200780040683.1	04/30/2009	CN 101536360A	09/16/2009

013207. 0241PTEP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	07842610.3	04/01/2009	2078349	07/15/2009

013207. 0241PTHK	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	10102027.1	02/26/2010	1136102A	06/18/2010

013207. 0241PTIN	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2950/CHENP/2009	05/27/2009

013207. 0241PTJP	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009-535375	04/30/2009	2010-508772	03/18/2010

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0241PTMX	AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK TERRESTRIAL BASE STATION HAVING MULTI-DIMENSIONAL SECTORS WITH ALTERNATING RADIO FREQUENCY POLARIZATIONS	2009/004812	04/30/2009

013207. 0242PTCA	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2667373	04/23/2009	2667373	Unknown

013207. 0242PTCN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	200780040626.3	04/30/2009	CN 101536566A	09/16/2009

013207. 0242PTEP	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	07842612.9	04/01/2009	2078431	07/15/2009

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0242PTHK	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	010102024.4	02/26/2010	1136137A	06/18/10

013207. 0242PTIN	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2970/CHENP/2009	05/27/2009

013207. 0242PTMX	SYSTEM FOR MANAGING THE MULTIPLE AIR-TO-GROUND COMMUNICATIONS LINKS ORIGINATING FROM EACH AIRCRAFT IN AN AIR-TO-GROUND CELLULAR COMMUNICATION NETWORK	2009/004816	04/29/2009

013207. 0243PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713398	07/28/2010	2713398	Unknown

013207. 0243PTCN	CUSTOMIZING CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125769.9	07/27/2010	CN 101971160A	02/09/2011

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0243PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871942.2	08/10/2010	2250574	11/17/2010

013207. 0243PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5230/CHENP/2010	08/23/2010

013207. 0251PTCA	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	2713395	07/28/2010	2713395	Unknown

013207. 0251PTCN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	200880125770.1	07/27/2010	CN 101925891A	12/22/2010

013207. 0251PTEP	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	08871809.3	08/28/2010	2248037	11/10/2010

013207. 0251PTIN	SYSTEM FOR HANDOFF OF AIRCRAFT-BASED CONTENT DELIVERY TO ENABLE PASSENGERS TO RECEIVE THE REMAINDER OF A SELECTED CONTENT FROM A TERRESTRIAL LOCATION	5231/CHENP/2010	08/23/2010	5231/ CHENP/ 2010A	12/02/2011

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0253PTCA	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2713393	07/29/10	2713393	Unknown

013207. 0253PTCN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200880125768.4	07/28/10	CN 101925890A	12/22/2010

013207. 0253PTEP	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871638.6	08/25/2010	2250573	11/17/2010

013207. 0253PTIN	SYSTEM FOR CUSTOMIZING ELECTRONIC SERVICES FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	5236/CHENP/ 2010	08/23/2010		03/18/2011

013207. 0254PTCA	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	2714677	08/09/2010	2714677	Unknown

013207. 0254PTCN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	200980112821.1	10/11/2010	CN 101999217A	03/30/2011

013207. 0254PTEP	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	09710306.3	09/11/2010	2245777	11/03/2010

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0254PTIN	SYSTEM FOR MANAGING VOICE OVER INTERNET PROTOCOL COMMUNICATIONS IN A NETWORK	5558/CHENP/ 2010	09/06/2010		12/02/2011

013207. 0256PTAP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/28/2011

013207. 0256PTAU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009277061	03/18/2011

013207. 0256PTCA	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2732745	02/01/2011	2732745	Unknown

013207. 0256PTCN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980134009.9	02/28/2011	CN 102138343A	07/27/11

013207. 0256PTEP	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09803303.8	02/28/2011	2311275	04/20/11

013207. 0256PTIN	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	1232/CHENP/ 2011	02/23/2011	1232/CHENP/2011A	12/02/11

013207. 0256PTRU	SYSTEM FOR MANAGING AN AIRCRAFT-ORIENTED EMERGENCY SERVICES CALL IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	02/25/2011

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0265PTAP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09727854.3	03/05/2009	EP2260649	12/15/2010

013207. 0265PTAU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009232230	11/09/2010

013207. 0265PTCA	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/19/2010

013207. 0265PTCN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118268.2	11/19/2010	CN 102037744A	04/27/2011

013207. 0265PTEP	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	07927854.3	10/26/2010	2260649	12/15/2010

013207. 0265PTIN	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6864/CHEN/ 2010	10/26/2010	6864/ CHENP/ 2010A	07/22/2011

013207. 0265PTRU	SYSTEM FOR MANAGING MOBILE INTERNET PROTOCOL ADDRESSES IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144495	10/29/2010

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0294PTAU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2009255573	11/01/2010

013207. 0294PTCA	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	Not Yet Known	10/08/2010

013207. 0294PTCN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980118068.7	11/18/2010	CN 102037660A	04/27/2011

013207. 0294PTEP	SYSTEM FOR CREATING AN AIRCRAFT-BASED INTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09758820.6	10/15/2010	2260585	12/15/2010

013207. 0294PTIN	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	6874/CHENP/ 2010	10/26/2010	6874/ CHENP/ 2010A	07/08/2011

013207. 0294PTRU	SYSTEM FOR CREATING AN AIRCRAFT-BASED IINTERNET PROTOCOL SUBNET IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2010144497	01/03/2011

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0295PTAP	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	AP/P/2010/ 005433	12/20/2010

013207. 0295PTAU	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2009255574	10/08/2010

013207. 0295PTCA	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2720246	09/30/2010	2720246	Unknown

013207. 0295PTCN	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	200980118267.8	11/19/2010	CN 102037661A	04/27/2011

013207. 0295PTEP	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	09758821.4	10/19/2010

013207. 0295PTIN	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	6866/CHENP/ 2010	10/26/2010	6866/CHENP/2010A	07/08/11

013207. 0295PTRU	SYSTEM FOR CREATING AN AIR-TO-GROUND IP TUNNEL IN AN AIRBORNE WIRELESS CELLULAR NETWORK TO DIFFERENTIATE INDIVIDUAL PASSENGERS	2010144494	10/29/2010

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
013207. 0302PTCA	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	2727609	12/16/2010	2727609	Unknown

013207. 0302PTCN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	200980129376.X	12/16/2010	CN 102217409	10/12/11

013207. 0302PTEP	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	09763028.9	01/19/2011	2292071	03/09/11

013207. 0302PTIN	SYSTEM FOR PROVIDING HIGH SPEED COMMUNICATIONS SERVICE IN AN AIRBORNE WIRELESS CELLULAR NETWORK	153/CHENP/ 2011	01/10/2011	153/CHENP/2011/A	09/23/11

013207. 0326PTWO	TRAFFIC SCHEDULING SYSTEM FOR WIRELESS COMMUNICATIONS	PCT/US2011/ 068110	12/30/2011

013207. 0328PTWO	SPECTRUM SHARING BETWEEN AN AIRCRAFT-BASED AIR-TO-GROUND COMMUNICATION SYSTEM AND EXISTING GEOSTATIONARY SATELLITE SERVICES	PCT/US2012 040527	06/01/2012

	CUSTOMMIZING CONTENT FOR DELIVERY TO A PASSENGER IN AN AIRBORNE WIRELESS CELLULAR NETWORK	08871942.2	11/18/2008	EP2250574	11/17/2010

Docket No.	Title	Appl. No.	Appl. Date	Pub. No.	Pub. Date
PC	GROUND SYSTEM FOR VEHICLE DATA DISTRIBUTION	PCT/US13/69536	11/12/2013	—	—

PC	COMMUNICATION SYSTEM AND METHOD FOR NODES ASSOCIATED WITH A VEHICLE	PCT/US13/69531	11/12/2013	—	—

PC	VEHICLE DATA DISTRIBUTION SYSTEM AND METHOD	PCT/US13/69529	11/12/2013	—	—

PC	DETERMINING HUMAN STIMULI AT COMPUTING DEVICES	PCT/US14/13975	1/31/2014	—	—

PC	MULTIPLE ANTENNA SYSTEM AND METHOD FOR MOBILE PLATFORMS	PCT/US14/15867	2/11/2014	—	—

TRADEMARKS

Aircell Business Aviation Services LLC—U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
AIRCELL	9	77175419	May 8, 2007	3473339	July 22, 2008
AIRCELL	9, 38	75679536	April 9, 1999	2641476	October 29, 2002
AIRCELL	38	77175408	May 8, 2007	3573284	February 10, 2009
AIRCELL	9	77316410	October 29, 2007	3554990	December 30, 2008
AIRCELL	38	77316414	October 29, 2007	3554991	December 30, 2008
AIRCELL	38	77175204	May 8, 2007	3561842	January 13, 2009
AIRCELL	9	75679720	April 9, 1999	2606315	August 13, 2002
AIRCELL	38	74246637	February 18, 1992	1997223	August 27, 1996
AIRCELL	9	77175183	May 8, 2007	3473337	July 22, 2008
AIRCELL AXXESS	38	77175208	May 8, 2007	3513369	October 7, 2008
AIRCELL AXXESS	38	78595026	March 25, 2005	3286856	August 28, 2007
AIRCELL AXXESS	9	78595031	March 25,2005	3286857	August 28, 2007
AIRCELL AXXESS	9	77175191	May 8, 2007	3481693	August 5, 2008

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
AIRCELL BROADBAND	38	77604031	October 30, 2008	3631108	June 2, 2009
AIRCELL ON BOARD	9	76127159	September 13, 2000	2552129	March 26, 2002
AIRCELL ON BOARD	38	75716012	May 27, 1999	2606334	August 13, 2002
AIRCELL ON BOARD	38	77175213	May 8, 2007	3565337	January 20, 2009
AIRCELL ON BOARD	9	77175198	May 8, 2007	3485879	August 12, 2008
IN TOUCH, IN FLIGHT	38	75561855	September 30, 1998	2307311	January 11, 2000
IN TOUCH, IN FLIGHT	9	77175201	May 8, 2007	3473338	July 22, 2008
IN TOUCH, IN FLIGHT	38	77175218	May 8, 2007	3477620	July 29, 2008
IN TOUCH, IN FLIGHT	9	76116963	August 24, 2000	2600307	July 30, 2002

Aircell Business Aviation Services LLC—U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date
AIRCELL (and design)	9	85495497	December 14, 2011
IN AIR & ON.	38	85495479	December 14, 2011
AIRCELL (and design)	38	85495466	December 14, 2011
AIRCELL MOBILE	9	85836995	January 30, 2013
AIRCELL MOBILE	38	85836990	January 30, 2013

Gogo LLC—U.S. Trademark Registrations

Trademark	Class	Appl. No.	Appl. Date	Reg. No.	Reg. Date
Emoticon Logo *-)-	38	77976486	October 19, 2007	3600042	March 31, 2009
Emoticon Logo *-)-	9	77309056	October 19, 2007	3667304	August 11, 2009
GOGO	9	77216179	September 8, 2009	3680364	September 8, 2009
GOGO	38	77216180	June 26, 2007	3499843	September 9, 2008
GOGO	9	85339267	June 6, 2011	4129839	April 17, 2012
GOGO	38	85339274	June 6, 2011	4133147	April 24, 2012
GOGO VISION	38	85370757	July 13, 2011	4133220	April 24, 2012
IN AIR. ONLINE.	9	85349568	June 17, 2011	4126958	April 10, 2012
IN AIR. ONLINE.	38	85349559	June 17, 2011	4126957	April 10, 2012
WI-FI WITH WINGS	9	77327233	November 12, 2007	3680528	Sept. 8, 2009
WI-FI WITH WINGS	38	77327244	November 12, 2007	3555008	December 30, 2008
LAND ON TOP OF THINGS	38	85440937	October 06, 2011	4247178	November 20, 2012

Gogo LLC—U.S. Trademark Applications

Trademark	Class	Appl. No.	Appl. Date
GOGO BIZ	38	85581100	March 27, 2012
IT’S THE INTERNET. IN THE SKY.	38	85440977	October 6, 2011

Aircell Business Aviation Services LLC—Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date

Argentina		38	2,257,882	Nov. 12, 2008

Argentina		9	2,257,881	Nov. 12, 2008

Argentina		38	2,284,832	Apr. 28, 2009

Argentina	AIRCELL	9	2,257,879	Nov. 12, 2008

Argentina	AIRCELL	38	2,257,880	Nov. 12, 2008

Argentina	AIRCELL AXXESS	38	2,146,494	March 14, 2007

Argentina	AIRCELL AXXESS	9	2,156,528	May 7, 2007

Argentina	AIRCELL ON BOARD	38	2,257,884	Nov. 12, 2008

Argentina	AIRCELL ON BOARD	9	2,257,883	Nov. 12, 2008

Argentina	IN TOUCH, IN FLIGHT	38	2,257,828	December 11, 2008

Argentina	IN TOUCH, IN FLIGHT	9	2,327,426	November 12, 2009

Austria	AIRCELL AXXESS	9, 38	880602	November 27, 2006

Benelux	AIRCELL AXXESS	9, 38	880602	September 23, 2005

Brazil	AIRCELL	9	827011989	December 8, 2009

Canada		9, 38	TMA603840	March 2, 2004

Canada		9, 35, 39	TMA784044	December 3, 2010

Canada		9, 38	TMA750820	October 22, 2009

Canada	AIRCELL	9, 38	TMA604608	March 9, 2004

Country	Trademark	Class	Reg. No.	Reg. Date

Canada	AIRCELL	9, 35, 39	TMA750834	October 22, 2009

Canada	AIRCELL AXXESS	9, 35, 39	TMA750833	October 22, 2009

Canada	IN TOUCH, IN FLIGHT	38	TMA561460	May 7, 2002

Canada	IN TOUCH, IN FLIGHT	9, 35, 39	TMA750832	October 22, 2009

China		38	944,367	June 13, 2009

China		38	967,130	Jan. 17, 2010

China		9	967,131	April 29, 2008

China	AIRCELL	38	944,363	June 13, 2009

China	AIRCELL AXXESS	9	947,823	November 8, 2007

China		9	946,334	November 8, 2007

China	AIRCELL AXXESS	38	944,366	June 14, 2009

China	AIRCELL ON BOARD	38	944,365	June 24, 2009

Denmark	AIRCELL AXXESS	9, 38	880,602	Nov. 27, 2006

European Community		38	967,130	June 2, 2009

European Community		38	944,367	October 17, 2008

European Community		9	946,334	November 7, 2008

European Community		9	967,131	June 2, 2009

European Community	AIRCELL	9, 38	4,065,652	October 23, 2006[3]

[3]	Note: Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.

Country	Trademark	Class	Reg. No.	Reg. Date

European Community	AIRCELL	38	944,363	October 17, 2008

European Community	AIRCELL	9	946,335	November 7, 2008

European Community	AIRCELL AXXESS	38	944,366	October 17, 2008

European Community	AIRCELL AXXESS	9	947,823	November 21, 2008

European Community	AIRCELL ON BOARD	38	944,365	October 17, 2008

European Community	AIRCELL ON BOARD	9	946,337	Nov. 7, 2008

European Community	IN TOUCH, IN FLIGHT	38	1,154,285	November 5, 2001[4]

European Community	IN TOUCH, IN FLIGHT	38	944,364	October 17, 2008

European Community	IN TOUCH, IN FLIGHT	9	946,336	June 6, 2008

France	AIRCELL AXXESS	9, 38	880,602	November 27, 2006

Germany	AIRCELL AXXESS	9, 38	880,602	December 14, 2006

India	IN TOUCH, IN FLIGHT	9, 38	1,663,501	March 31, 2009[5]

Italy	AIRCELL AXXESS	9	880,602	November 27, 2006

Japan		38	944,367; JP 2007-361,548	November 14, 2008

Japan		38	967130	May 21, 2009

Japan	AIRCELL	9, 38	944,363; JP 2007-361,544	August 14, 2008

Japan	AIRCELL AXXESS	9	880,602	December 7, 2007

[4]	Note: Current owner of record may be Aircell LLC. Assignment to Aircell Business Aviation Services LLC sent to local counsel for recording.
[5]	Note: Current owner of record is Aircell LLC. Assignment to Aircell Business Aviation Services LLC in process.

Country	Trademark	Class	Reg. No.	Reg. Date

Japan	AIRCELL AXXESS	38	944,366; JP 2007-361,547	March 9, 2009

Japan	AIRCELL AXXESS	9	947,823; JP 2008-350,364	February 13, 2009

Japan	AIRCELL ON BOARD	38	944,365; JP 2007-361,546	November 14, 2008

Japan	AIRCELL ON BOARD	9	946,337; JP 2007-362,227	February 13, 2009

Japan	IN TOUCH, IN FLIGHT	38	944,364; JP 2007-361,545	November 14, 2008

Japan	IN TOUCH, IN FLIGHT	9	946,336; JP 2007-362,226	February 13, 2009

Madrid		38	944,367	November 8, 2007

Madrid		9	946,334	November 8, 2007

Madrid		38	967,130	April 29, 2008

Madrid		9	967,131	April 29, 2008

Madrid	AIRCELL	9	946,335	November 8, 2007

Madrid	AIRCELL	38	944,363	November 8, 2007

Madrid	AIRCELL AXXESS	9	880,602	September 23, 2005

Madrid	AIRCELL AXXESS	38	944,366	November 8, 2007

Madrid	AIRCELL AXXESS	9	947,823	November 8, 2007

Madrid	AIRCELL ON BOARD	38	944,365	November 8, 2007

Madrid	AIRCELL ON BOARD	9	946,337	November 8, 2007

Madrid	IN TOUCH, IN FLIGHT	38	944,364	November 8, 2007

Country	Trademark	Class	Reg. No.	Reg. Date

Madrid	IN TOUCH, IN FLIGHT	9	946,336	November 8, 2007

Mexico		38	634,828	November 30, 1999

Mexico		9	749,268	May 29, 2002

Mexico		38	1,100,623	May 20, 2009

Mexico		38	1,056,652	August 27, 2008

Mexico		9	1,101,365	May 22, 2009

Mexico		9	1,111,818	July 23, 2009

Mexico	AIRCELL	38	650,393	April 18, 2000

Mexico	AIRCELL	9	836,446	June 9, 2004

Mexico	AIRCELL	38	1,100,622	May 20, 2009

Mexico	AIRCELL	9	1,113,088	July 31, 2009

Mexico	AIRCELL AXXESS	38	1,057,097	August 28, 2008

Mexico	AIRCELL AXXESS	9	1,113,087	July 31, 2009

Mexico	AIRCELL ON BOARD	38	1,057,096	August 28, 2008

Mexico	AIRCELL ON BOARD	9	1,112,576	July 29, 2009

Mexico	IN TOUCH, IN FLIGHT	38	665564	July 27, 2000

Mexico	IN TOUCH, IN FLIGHT	38	1,108,885	July 6, 2009

Mexico	IN TOUCH, IN FLIGHT	9	1,104,601	June 10, 2009

Netherlands Antilles	AIRCELL AXXESS	9	880602	November 26, 2006

Country	Trademark	Class	Reg. No.	Reg. Date

Norway	AIRCELL AXXESS	9, 38	880602; Nat’l Ref #20064412	August 29, 2008

S. Korea		38	944,367	December 2, 2008

S. Korea		38	967,130	April 20, 2009

S. Korea	AIRCELL	38	944,363	December 5, 2008

S. Korea	AIRCELL AXXESS	38	944,366	December 2, 2008

S. Korea	AIRCELL ON BOARD	38	944,365	December 2, 2008

S. Korea	IN TOUCH, IN FLIGHT	38	944,364	December 5, 2008

Spain	AIRCELL AXXESS	9	880,602	November 27, 2006

Sweden	AIRCELL AXXESS	9	880,602	September 23, 2005

Switzerland		38	967,130	Jan. 17, 2010

Switzerland		9	967,131	Jan. 17, 2010

Switzerland	AIRCELL AXXESS	9	880,602	November 27, 2006

United Kingdom	AIRCELL AXXESS	9	880,602	November 8, 2006

Aircell Business Aviation Services LLC—Foreign Trademark Applications6

Country	Trademark	Class	Appl. No.	Appl. Date

Brazil		9	829473297	November 8, 2007

Brazil		38	829473300	November 8, 2007

[6]	Note: Current owner of record of all pending Brazilian applications is unclear. Assignment to Aircell Business Aviation Services LLC cannot be recorded until marks are registered.

Country	Trademark	Class	Appl. No.	Appl. Date

Brazil		9	829702644	April 29, 2008

Brazil		38	829702652	April 29, 2008

Brazil	AIRCELL	38	829473270	November 8, 2007

Brazil	AIRCELL	9	829473262	November 8, 2007

Brazil	AIRCELL AXXESS	9	827788606	September 26, 2005

Brazil	AIRCELL AXXESS	38	829473327	November 8, 2007

Brazil	AIRCELL AXXESS	38	827788614	September 26, 2005

Brazil	AIRCELL AXXESS	9	829473319	November 8, 2007

Brazil	AIRCELL ON BOARD	38	829473343	November 8, 2007

Brazil	AIRCELL ON BOARD	9	829473335	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	9	829473360	November 8, 2007

Brazil	IN TOUCH, IN FLIGHT	38	829473378	November 8, 2007

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9, 38	1581949	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	1581950	June 13, 2012	Canada	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	China	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	European Community	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Japan	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Madrid	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	1282782	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	1282787	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

IN AIR & ON.	38	1282799	June 13, 2012	Mexico	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Norway	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Russian Federation	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Trademark	Class(es)	Serial No./Reg. No.	Filing/Reg. Date	Country	Status	Owner

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	S. Korea	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	9	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

IN AIR & ON.	38	Pending	June 13, 2012	Switzerland	Pending International Trademark Applications	Aircell Business Aviation Services LLC

Gogo LLC—Foreign Trademark Registrations

Country	Trademark	Class	Reg. No.	Reg. Date

Argentina	Emoticon Logo *-)-	9	2,282,458	April 23, 2009

Argentina	Emoticon Logo *-)-	38	2,282,459	April 23, 2009

Argentina	WI-FI WITH WINGS	38	2,344,787	February 9, 2010

Argentina	WI-FI WITH WINGS	9	2,344,786	February 9, 2010

Brazil	Emoticon Logo *-)-	38	829699180	August 30, 2011

Canada	GOGO	9, 38	TMA748631	September 24, 2009

Canada	WI-FI WITH WINGS	9, 38	TMA748145	September 21, 2009

Canada	Emoticon Logo *-)-	9, 38, 42	823364	May 4, 2012

China	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

China	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

European Community	GOGO	9	952,270	December 21, 2007

European Community	GOGO	38	954,700	December 21, 2007

European Community	WI-FI WITH WINGS	38	966,318	May 10, 2008

European Community	WI-FI WITH WINGS	9	971,696	May 10, 2008

Japan	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Japan	GOGO	38	954,700	December 22, 2007

Japan	WI-FI WITH WINGS	38	966,318	May 10, 2008

Japan	WI-FI WITH WINGS	9	971,696	May 10, 2008

Madrid	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Madrid	GOGO	9	952,270	December 21, 2007

Madrid	GOGO	38	954,700	December 21, 2007

Madrid		9	1,104,647	December 6, 2011

Madrid		38	1,102,947	December 6, 2011

Madrid	GOGO VISION	38	1,103,120	December 12, 2011

Madrid	IN AIR. ONLINE.	38	1,105,342	December 12, 2011

Madrid	WI-FI WITH WINGS	9	971,696	May 10, 2008

Madrid	WI-FI WITH WINGS	38	966,318	May 10, 2008

Mexico	Emoticon Logo *-)-	38	1,051,867	July 31, 2008

Mexico	Emoticon Logo *-)-	9, 38	1,075,459	December 2, 2008

Mexico	GOGO	38	1,039,786	May 19, 2008

Mexico	GOGO	9	1,073,885	November 26, 2008

Mexico	WI-FI WITH WINGS	38	1,060,656	September 12, 2008

Russian Federation	GOGO	9	952270	December 21, 2007

S. Korea	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Switzerland	Emoticon Logo *-)-	9, 38	967,127	April 18, 2008

Switzerland	GOGO	9	952,270	December 21, 2007

Switzerland	GOGO	38	954,700	December 21, 2007

Switzerland	WI-FI WITH WINGS	38	966,318	May 10, 2008

Switzerland	WI-FI WITH WINGS	9	971,696	May 10, 2008

Gogo LLC—Foreign Trademark Applications

Country	Trademark	Class	Appl. No.	Appl. Date

Argentina		9	3,133,415	December 6, 2011

Argentina		38	3,133,419	December 6, 2011

Argentina	IN AIR. ONLINE.	38	3,133,420	December 6, 2011

Argentina	GOGO VISION	38	3,133,421	December 6, 2011

Argentina	IT’S THE INTERNET. IN THE SKY.	38	3,154,656	March 29, 2012

Argentina	LAND ON TOP OF THINGS	38	3,154,658	March 29, 2012

Brazil	Emoticon Logo *-)-	9	829699163	April 22, 2008

Brazil	GOGO	9	829522646	December 26, 2007

Brazil	GOGO	38	829522654	December 26, 2007

Brazil	GOGO VISION	38	Pending	January 3, 2012

Brazil	IN AIR. ONLINE.	38	831283661	December 16, 2011

Brazil		9	Pending	December 6, 2011

Brazil		38	Pending	December 6, 2011

Brazil	WI-FI WITH WINGS	38	829715681	May 12, 2008

Brazil	WI-FI WITH WINGS	9	829715673	May 12, 2008

Canada		9, 38	1555,119	December 6, 2011

Canada	GOGO VISION	38	1555,117	December 6, 2011

Country	Trademark	Class	Appl. No.	Appl. Date

Canada	IN AIR. ONLINE.	38	1555,118	December 6, 2011

Canada	IT’S THE INTERNET. IN THE SKY	38	1570,656	March 27, 2012

Canada	LAND ON TOP OF THINGS	38	1570,655	March 27, 2012

Canada	GOGO BIZ	38	1595,267	September 21, 2012

China		9	1104647	December 6, 2011

China		38	1102947	December 6, 2011

China	IN AIR. ONLINE.	38	1105342	December 12, 2011

China	GOGO VISION	38	1103120	December 12, 2011

China	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

China	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

European Union		9	1104647	December 6, 2011

European Union		38	1102947	December 6, 2011

European Union	IN AIR. ONLINE.	38	1105342	December 12, 2011

European Union	GOGO VISION	38	1103120	December 12, 2011

European Union	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

European Union	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

India	GOGO	9, 38	1,635,488	December 26, 2007

India		9, 38	2245884	December 7, 2011

India	IN AIR. ONLINE.	38	2246620	December 9, 2011

Country	Trademark	Class	Appl. No.	Appl. Date

India	GOGO VISION	38	2245883	December 8, 2011

India	IT’S THE INTERNET. IN THE SKY	38	2306477	March 27, 2012

India	LAND ON TOP OF THINGS	38	2306476	March 27, 2012

Japan		9	1104647	December 6, 2011

Japan		38	1102947	December 6, 2011

Japan	IN AIR. ONLINE.	38	1105342	December 12, 2011

Japan	GOGO VISION	38	1103120	December 12, 2011

Japan	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Japan	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Madrid	IT’S THE INTERNET. IN THE SKY.	38	A0029053	March 29, 2012

Madrid	LAND ON TOP OF THINGS	38	A0029057	March 29, 2012

Mexico		9	1,233,260	December 6, 2011

Mexico		38	1,233,261	December 6, 2011

Mexico	IN AIR. ONLINE.	38	1,233,568	December 7, 2011

Mexico	GOGO VISION	38	1,233,566	December 7, 2011

Mexico	IT’S THE INTERNET. IN THE SKY	38	1261821	March 28, 2012

Mexico	LAND ON TOP OF THINGS	38	1261823	March 28, 2012

Mexico	GOGO BIZ	38	1312339	September 26, 2012

Norway		9	1104647	December 6, 2011

Country	Trademark	Class	Appl. No.	Appl. Date

Norway		38	1102947	December 6, 2011

Norway	IN AIR. ONLINE.	38	1105342	December 12, 2011

Norway	GOGO VISION	38	1103120	December 12, 2011

Norway	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Norway	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Russian Federation		9	1104647	December 6, 2011

Russian Federation		38	1102947	December 6, 2011

Russian Federation	IN AIR. ONLINE.	38	1105342	December 12, 2011

Russian Federation	GOGO VISION	38	1103120	December 12, 2011

Russian Federation	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Russian Federation	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

South Korea		9	1104647	December 6, 2011

South Korea		38	1102947	December 6, 2011

South Korea	IN AIR. ONLINE.	38	1105342	December 12, 2011

South Korea	GOGO VISION	38	1103120	December 12, 2011

South Korea	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

South Korea	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

Switzerland		9	1104647	December 6, 2011

Switzerland		38	1102947	December 6, 2011

Country	Trademark	Class	Appl. No.	Appl. Date

Switzerland	IN AIR. ONLINE.	38	1105342	December 12, 2011

Switzerland	GOGO VISION	38	1103120	December 12, 2011

Switzerland	IT’S THE INTERNET. IN THE SKY.	38	Pending	March 29, 2012

Switzerland	LAND ON TOP OF THINGS	38	Pending	March 29, 2012

EXCLUSIVE LICENSES TO REGISTERED UNITED STATES COPYRIGHTS

NONE.

SCHEDULE 7 TO THE

GUARANTEE AND COLLATERAL AGREEMENT

MATERIAL EXCLUDED ASSETS

Aircraft:

Grantor	Asset
Gogo LLC	Challenger 600
Gogo LLC	Boeing 737-500

Property Subject to Purchase Money Liens or Capital Lease Obligations:

Grantor	Location	Vendor	Equipment Type
Gogo LLC	Various	Century Link	Routers

Gogo LLC	Various	Cisco	Routers

Gogo LLC	1300 N. Arlington Heights Road, Itasca IL 60143	ElectroRent	Engineering Equipment

Gogo LLC	1250 N. Arlington Heights Road, Itasca IL 60143	Farnam	Laptop Computers

Gogo LLC	1250 N. Arlington Heights Road, Itasca IL 60143	Lenovo Financial	Laptop Computers

Gogo LLC	1250 N. Arlington Heights Road, Itasca IL 60143	VAR Resources	Laptop Computers

Leased Cell Towers:

Grantor	Site Location	Assets

Gogo LLC	3290 Peger Road, Fairbanks, Fairbanks North Star Borough AK 99687 United States	Leased space on cell tower

Gogo LLC	Cordova Airport, Cordova, Cordova AK 99574 United States	Leased space on cell tower

Gogo LLC	Ocean Cape Road, Yakatat, Yakutat Borough AK 99689 United States	Leased space on cell tower

Gogo LLC	9229 Cessna Drive, Juneau, Juneau AK 99601 United States	Leased space on cell tower

Gogo LLC	Totem Way, Kake, Juneau AK 99830 United States	Leased space on cell tower

Gogo LLC	1061 Aberdeen Rd, Vernon, Lamar AL 35592 United States	Leased space on cell tower

Gogo LLC	880 Willie Rodgers Road, Evergreen, Conecuh AL 36401 United States	Leased space on cell tower

Gogo LLC	499 Tower Rd. Steele, AL 35987, Site is N of this address, Attalla, St. Clair AL 35987 United States	Leased space on cell tower

Gogo LLC	4794 Lee Road 188, Auburn, Lee AL 36832 United States	Leased space on cell tower

Gogo LLC	9847 Holly Springs Lane, Harrisburg, Poinsett AR 72432 United States	Leased space on cell tower

Gogo LLC	1907 Gravel Pit Road, White Hall, Jefferson AR 71603 United States	Leased space on cell tower

Gogo LLC	1.4 Mi So of Buck Knob, Buck City, Scott AR 72142 United States	Leased space on cell tower

Gogo LLC	Ben Hur Cemetery Rd., Pelsor, Newton AR 72856 United States	Leased space on cell tower

Gogo LLC	1410 West Sunnyside Drive, Phoenix, Maricopa AZ 85029 United States	Leased space on cell tower

Gogo LLC	4.5 Miles Southwest of Holbrook, Holbrook, Navajo AZ 86025 United States	Leased space on cell tower

Gogo LLC	7130 Industrial Boulevard LEC address = 7301 Industrial Boulevard, Holbrook, AZ 86025, Holbrook, Navajo AZ 86025 United States	Leased space on cell tower

Gogo LLC	MP 581 Hwy. 89A Cooper Ridge Electronic Site, Jacob Lake, Coconino AZ 86022 United States	Leased space on cell tower

Gogo LLC	15769 S. Old Haviland Station Rd., Yucca, Mohave AZ 86438 United States	Leased space on cell tower

Gogo LLC	7501 S. Kolb Ave., Tucson, Pima AZ 85739 United States	Leased space on cell tower

Gogo LLC	10 MI SE of Williams, AZ 86046, Williams, Coconino AZ 86046 United States	Leased space on cell tower

Gogo LLC	1 Bill Williams Mountain, Williams AZ 86046, Williams, Coconino AZ 86046 United States	Leased space on cell tower

Gogo LLC	Off Indian Route 7, CELLONE SITE, Chinle, Apache AZ 86503 United States	Leased space on cell tower

Gogo LLC	1 LITTLE BLACK SPOT MTN, Frontier site, Pinon, Apache AZ 86510 United States	Leased space on cell tower

Gogo LLC	LEC Address = MP 287 US Highway 70 Use Lat/Long —> County Road 232, Peridot, AZ 85542, County Road 232, San Carlos, Maricopa AZ 85550 United States	Leased space on cell tower

Gogo LLC	46788 N. Hwy 288, Young, AZ 85554 United States	Leased space on cell tower

Gogo LLC	10535 Box Springs Mtn. Rd., Moreno Valley, Riverside CA 92557 United States	Leased space on cell tower

Gogo LLC	15311 Cuda Road, Arvin, Kern CA 93307 United States	Leased space on cell tower

Gogo LLC	NE Corner of Hwy 58, Vineland Road, Bakersfield, Kern CA 93307 United States	Leased space on cell tower

Gogo LLC	4 MI East of Yermo, Ludlow, San Bernardino CA 92338 United States	Leased space on cell tower

Gogo LLC	45298 Valley Center Road, Newberry Springs, San Bernardino CA 92365 United States	Leased space on cell tower

Gogo LLC	Drunken Gulch Rd., Mariposa, CA, 95338, E of Hwy 49, Mariposa, Mariposa CA 95338 United States	Leased space on cell tower

Gogo LLC	Drunken Gulch Rd., Mariposa, CA, 95338, E of Hwy 49, Mariposa, Mariposa CA 95338 United States	Leased space on cell tower

Gogo LLC	48448 Lonoak Road, King City, Monterey CA 93930 United States	Leased space on cell tower

Gogo LLC	Off Bollinger Canyon Road, Moraga, Contra Costa CA 94556 United States	Leased space on cell tower

Gogo LLC	Lookout Road (N of Hwy 299) at Hatchett Mountain, CA 96065, Montgomery Creek, Riverside CA 96065 United States	Leased space on cell tower

Gogo LLC	Lookout Road (N of Hwy 299) at Hatchett Mountain, CA 96065, Montgomery Creek, Riverside CA 96065 United States	Leased space on cell tower

Gogo LLC	16840 Hickman Lane, Cottonwood, CA Use lat/long 40.284342, -122.280131, Red Bluff, Tehema CA 96022 United States	Leased space on cell tower

Gogo LLC	Glamis, 4210 Black Mountain Rd., Palo Verde, CA 92266, Winterhaven, Imperial CA 92283 United States	Leased space on cell tower

Gogo LLC	1280 Atlantic Avenue, Yuma, AZ United States	Leased space on cell tower

Gogo LLC	2 Miles South of I-10 Rest-Stop T.6, Desert Center, Riverside CA United States	Leased space on cell tower

Gogo LLC	49600 Oates Rd, Coachella, Riverside CA 92236 United States	Leased space on cell tower

Gogo LLC	4201 Fairfax Ave., Los Angeles, CA 90008 United States	Leased space on cell tower

Gogo LLC	10717 R-84 Street NE, Calgary, AL T3N 1C3 Canada	Leased space on cell tower

Gogo LLC	10717 R-84 Street NE, Calgary, AL T3N1C3 Canada	Leased space on cell tower

Gogo LLC	Digby Island, Prince Rupert, BC V8J 3S3 Canada	Leased space on cell tower

Gogo LLC	Lot 1993 & 2000, Range 5, Costal District Prince Rupert, Prince Rupert (Digby Island), BC BC V0V Canada	Leased space on cell tower

Gogo LLC	7370 Market St., Port Hardy, BC V0N 2P0 Canada	Leased space on cell tower

Gogo LLC	NE 15 12 1 East, Rosser, MB R3C 2E6 Canada	Leased space on cell tower

Gogo LLC	DIA East @ 88th Telco Address: 33401 E 88th Ave., Commerce City, CO 80022, Denver, Adams CO 80022 United States	Leased space on cell tower

Gogo LLC	Lobo Overlook, Crede, Mineral CO 81130 United States	Leased space on cell tower

Gogo LLC	5700 Forest Spring RD, Pagosa Spring, Archuletta CO 81147 United States	Leased space on cell tower

Gogo LLC	70 Greenbriar Drive, Pagosa West, Archuletta CO 81147 United States	Leased space on cell tower

Gogo LLC	Off of Colorado Route 13, Rifle, Garfield CO United States	Leased space on cell tower

Gogo LLC	County Road 120, Glenwood Springs, Garfield CO 81601 United States	Leased space on cell tower

Gogo LLC	CR 35, 6 MI South of La Junta, La Junta, Otero CO 81050 United States	Leased space on cell tower

Gogo LLC	Near 2917 1⁄2 San Juan Ave. Use Lat/Long, La Junta, Otero CO 81050 United States	Leased space on cell tower

Gogo LLC	104060 Hwy 491, Cahone, Dolores CO 81320 United States	Leased space on cell tower

Gogo LLC	29525 Hwy. 55, Crook, Logan CO United States	Leased space on cell tower

Gogo LLC	29525 Hwy. 55, Crook, Logan CO United States	Leased space on cell tower

Gogo LLC	15677 Hwy. 59, Siebert, Kit Carson CO 80834 United States	Leased space on cell tower

Gogo LLC	15677 Hwy. 59, Siebert, Kit Carson CO 80834 United States	Leased space on cell tower

Gogo LLC	Badger Mountain Radio Peak 4WD Vehicle Needed, Lake George, Park CO 80827 United States	Leased space on cell tower

Gogo LLC	5955 Trout Creek Road, Woodland Park, Teller CO 80866 United States	Leased space on cell tower

Gogo LLC	TBD, TBD, TBD CO United States	Leased space on cell tower

Gogo LLC	CR 410, LaVeta, Huerfano County CO 81055 United States	Leased space on cell tower

Gogo LLC	1445 State Highway 135, Gunnison CO 81230 United States	Leased space on cell tower

Gogo LLC	Lincoln CO United States	Leased space on cell tower

Gogo LLC	CR 43 (Intersection of Hwy 160 & 43), Walsh, Baca CO 81090 United States	Leased space on cell tower

Gogo LLC	25 Parliament Blvd., Chapleau, ON P0M 1K0 Canada	Leased space on cell tower

Gogo LLC	41 Scarsdale Rd., Toronto, ON M3B 2R2 Canada	Leased space on cell tower

Gogo LLC	1331 Coker St., Ottawa, ON K4P 1A2 Canada	Leased space on cell tower

Gogo LLC	4000 Avenue de La Montagne Ouest, Quebec, QC G3K 0A8 Canada	Leased space on cell tower

Gogo LLC	604 Rang Gosford, St. Raymond, QC G3L 1P2 Canada	Leased space on cell tower

Gogo LLC	NE 30 16 4-2, Broadview, SK S0G 0K0 Canada	Leased space on cell tower

Gogo LLC	1654 King street, Enfield, Hartford CT 06082 United States	Leased space on cell tower

Gogo LLC	9500 N.W. 109th St., Medley, Dade FL 33178 United States	Leased space on cell tower

Gogo LLC	1965 Lawson Rd., Clearwater, Pinellas FL 33763 United States	Leased space on cell tower

Gogo LLC	10301 Narcoossee Road, Orlando, Orange FL 32823 United States	Leased space on cell tower

Gogo LLC	151 Roberts Landing Rd., Wewahitchka, Gulf FL 32465 United States	Leased space on cell tower

Gogo LLC	11420 US Rt. 1 North, St. Augustine, St. Johns FL 32095 United States	Leased space on cell tower

Gogo LLC	8060 E. US Highway 27, Perry, Taylor FL 32347 United States	Leased space on cell tower

Gogo LLC	12334 Hwy. 27, Ocala, Marion FL 34480 United States	Leased space on cell tower

Gogo LLC	1480 Dyer Road, Port St. Lucie, St. Lucie FL 34952 United States	Leased space on cell tower

Gogo LLC	6051 Poling Lane, Fort Myers, Lee FL 33917 United States	Leased space on cell tower

Gogo LLC	1325 Virginia Avenue, East Point, Fulton GA 30344 United States	Leased space on cell tower

Gogo LLC	1709 Kilkenny Road (off Redbird Creek Trail), Richmond Hill, Bryan GA 31324 United States	Leased space on cell tower

Gogo LLC	1370 Windy Hill Road, Byromville, Dooly GA 31007 United States	Leased space on cell tower

Gogo LLC

LEC Address = 7105 Mitchell-Warrenton Rd, Mitchell, GA 30820

(BTS is North of LEC address, nearest x-street = Nunn Rd)

Please Use LAT/LONG = 33.24167000, -82.69583000,

Mitchell, Glascock GA 30820 United States

Leased space on cell tower

Gogo LLC	Homerville Rd./Rte. 441 6235 Pearson Highway, Homerville, GA 31634, Homerville, Clinch GA 31634 United States	Leased space on cell tower

Gogo LLC	616 Lovvorn Road, Cedartown, GA 30125 United States	Leased space on cell tower

Gogo LLC	4101 170th Street, Brooklyn, Poweshiek IA 52211 United States	Leased space on cell tower

Gogo LLC	1881 320th St., Casey, Guthrie IA 50048 United States	Leased space on cell tower

Gogo LLC	1120 220th Street, Britt, Hancock IA 50423 United States	Leased space on cell tower

Gogo LLC	1367 Sherman Ridge Road, Waukon, Allamakee IA 52172 United States	Leased space on cell tower

Gogo LLC	Bennett Mountain 4 x 4 Vehicle NEEDED, Elmore County, Elmore ID 83467 United States	Leased space on cell tower

Gogo LLC	Bennett Mountain 4 x 4 Vehicle NEEDED, Elmore County, Elmore ID 83467 United States	Leased space on cell tower

Gogo LLC	Bennett Mountain 4 x 4 Vehicle NEEDED, Elmore County, Elmore ID 83467 United States	Leased space on cell tower

Gogo LLC	LEC Address = 815 Garrett St., Mountain Home, ID 83647 (West Side of Garrett Street, between Gruss Ave. and Turner Ave.), Mountain Home, Elmore ID 83467 United States	Leased space on cell tower

Gogo LLC	LEC Address = 815 Garrett St., Mountain Home, ID 83647 (West Side of Garrett Street, between Gruss Ave. and Turner Ave.), Mountain Home, Elmore ID 83467 United States	Leased space on cell tower

Gogo LLC	Baldy Mountain 4 x 4 Vehicle NEEDED, Salmon, Lemhi ID 83467 United States	Leased space on cell tower

Gogo LLC	111 S Terrace 4 x 4 VEHICLE NEEDED, Salmon, Lemhi ID 83467 United States	Leased space on cell tower

Gogo LLC	South Frontage Rd. 4 x 4 Vehicle NEEDED, Downey, Bannock County ID 83234 United States	Leased space on cell tower

Gogo LLC	3031 Wood Canyon Road 4 x 4 Vehicle Needed, Soda Springs, Caribou ID 83276 United States	Leased space on cell tower

Gogo LLC	602 N. York Road, Bensonville, DuPage IL 60106 United States	Leased space on cell tower

Gogo LLC	921 Airport Avenue, Greenville, Bond IL 62246 United States	Leased space on cell tower

Gogo LLC	14401 Henry Road, Morrison, Whiteside IL 61270 United States	Leased space on cell tower

Gogo LLC	19543 Waller Road, Fulton, Whiteside IL 61252 United States	Leased space on cell tower

Gogo LLC	1740 PJ KELLER HWY, Lexington, IL 61753, Lexington, McClean IL 61753 United States	Leased space on cell tower

Gogo LLC	7000-7706 County Road 2350 E, Table Grove, IL 61482 per Google Maps (just S of U.S. 136 & County Road 2350 E), 7609 E 2350 th St., Adair, IL 61411 (WOP), Table Grove, McDonough IL 0 United States	Leased space on cell tower

Gogo LLC	641 South County Road 450 East, Connersville, Fayette IN 47331 United States	Leased space on cell tower

Gogo LLC	12734 North 1025 West, N CO Rd 1025 W, Jefferson, IN 47960, Monticello, White IN 47960 United States	Leased space on cell tower

Gogo LLC	6158 W. State Road 246, Lewis, Clay IN 47858 United States	Leased space on cell tower

Gogo LLC	4483 Co. Rd. DD, Grainfield, Gove KS 67737 United States	Leased space on cell tower

Gogo LLC	3300 Emmett Avenue, Haysville, KS 67060, Haysville, Sedgwick KS 67233 United States	Leased space on cell tower

Gogo LLC	12120 Hwy. 83, Garden City, Finney KS 67846 United States	Leased space on cell tower

Gogo LLC	27052 120Th Rd. (W of Hwy 281) (site of unnamed road; please use lat/long), Lebanon, Smith KS 66952 United States	Leased space on cell tower

Gogo LLC	245 NE 20th Avenue, Great Bend, Barton KS 67530 United States	Leased space on cell tower

Gogo LLC	7825 North U.S. Hwy. 77 Hwy 77 and Old Hwy 77, Junction City, Geary KS 66441 United States	Leased space on cell tower

Gogo LLC	1528 1600th Rd., Iola, Allen KS 66749 United States	Leased space on cell tower

Gogo LLC	1528 1600th Rd., Iola, Allen KS 66749 United States	Leased space on cell tower

Gogo LLC	Hwy 9 and Anderson Rd., Muscotah, Atchison KS 66023 United States	Leased space on cell tower

Gogo LLC	3560 @Route 1, KS 3900 @707 East 4th Street, Coldwater, KS 67029 (37.265514, -99.318636), Buttermilk, Comanche KS 67029 United States	Leased space on cell tower

Gogo LLC	579 Around the World Rd., Wallins Creek, Harlan KY 40873 United States	Leased space on cell tower

Gogo LLC	1.5 MI SSE of Beechburg, KY, Beechburg - Wallingford Rd, Flemingsburg, Wallingford KY 41093 United States	Leased space on cell tower

Gogo LLC	320 Ranch Road, Mt. Washington, Jefferson KY 40047 United States	Leased space on cell tower

Gogo LLC	11096 State Route 109, LEC address = 36 State Route 2918, Sturgis, KY 42459, Sturgis, Union KY 42459-7902 United States	Leased space on cell tower

Gogo LLC	205 Garrett Hill Road, Haynesville, Claiborne Parish LA 71038 United States	Leased space on cell tower

Gogo LLC	1005 Cheneau Road, Kaplan, Vermilion LA 70548 United States	Leased space on cell tower

Gogo LLC	41795 Hwy 23, Boothville-Venice, LA 70041, 41795 Hwy 23, Boothville, LA 70038, Buras, Plaquemines LA 70041 United States	Leased space on cell tower

Gogo LLC	7417 Highway 1, Boyce, Rapides Parish LA 71409 United States	Leased space on cell tower

Gogo LLC	124 Murray Street, Medford, Middlesex MA 02155 United States	Leased space on cell tower

Gogo LLC	Water Station Run Rd., Lonaconing, Allegany MD 21539 United States	Leased space on cell tower

Gogo LLC	110 Monroe St., Fruitland, Wicomico MD 21826 United States	Leased space on cell tower

Gogo LLC	444 Blackcap Road, Eddington, Penobscot ME 4428 United States	Leased space on cell tower

Gogo LLC	3483 Kensington Road, Milford, Livingston MI 48380 United States	Leased space on cell tower

Gogo LLC	5156 Walker Road, 5170 Walker Road., Rapid City, Kalkaska MI 49646 United States	Leased space on cell tower

Gogo LLC	154 Lakeview CT, Harbor View, Keweenaw MI 49950 United States	Leased space on cell tower

Gogo LLC	87844 CR668, Decatur, Van Buren MI 49045 United States	Leased space on cell tower

Gogo LLC	9300 Buchanan, Shelby, Oceana MI 49455 United States	Leased space on cell tower

Gogo LLC	9300 Buchanan, Shelby, Oceana MI 49455 United States	Leased space on cell tower

Gogo LLC	901 N. 72nd Avenue, Hart, Oceana MI 49420 United States	Leased space on cell tower

Gogo LLC	1405 E. Wackerly Drive, Sanford, Midland MI 48657 United States	Leased space on cell tower

Gogo LLC	13320 15th Ave., Plymouth, Hennepin MN 55441 United States	Leased space on cell tower

Gogo LLC	35170 880th Street, Heron Lake, Jackson MN 56137 United States	Leased space on cell tower

Gogo LLC	317 Southeast 991 Road, Clinton, MO 64735 x-Street = Hwy 7, Clinton, Henry MO 64735 United States	Leased space on cell tower

Gogo LLC	21998 Kodiak Rd., Gallatin, Daviess MO 64640 United States	Leased space on cell tower

Gogo LLC	2007 Cedar Lane, Hermann, MO 65041, x-Street = Hwy 19, Hermann, Gasconade MO 65041 United States	Leased space on cell tower

Gogo LLC	County Road 402 R2, Marble Hill, Bollinger MO 62764 United States	Leased space on cell tower

Gogo LLC	Highway E, Knox City, Knox MO 63446 United States	Leased space on cell tower

Gogo LLC	14331 US Hwy. 60, Cabool, Texas MO 65689 United States	Leased space on cell tower

Gogo LLC	4562 Hwy 49 South, Florence, Rankin MS 39073 United States	Leased space on cell tower

Gogo LLC	141 Bethany Road, Holly Springs National Forest, Potts Camp, Marshall MS 38659 United States	Leased space on cell tower

Gogo LLC	MacDonald Pass, Elliston, Powell MT United States	Leased space on cell tower

Gogo LLC	915 Argyle St. (x-Street National Ave.), 1444 National Avenue, Helena, Lewis and Clark MT 59601 United States	Leased space on cell tower

Gogo LLC	State RT 311 & Old Hwy. 10, Hysham, Treasure MT 59076 United States	Leased space on cell tower

Gogo LLC	Thompson Mtn. Lookout LEC address = 5947 5947 Thompson Peak Trail, Superior, Mineral MT 59872 United States	Leased space on cell tower

Gogo LLC	412 YATES ROAD E., Wibaux, Golden Valley MT 59353 United States	Leased space on cell tower

Gogo LLC	3505 Tower Road LEC address: 3536 TOWER RD, Maiden, NC 28650, Maiden, Catawba NC 28650 United States	Leased space on cell tower

Gogo LLC	1805 W. Main St., 301 Commons Dr., Williamston, NC 27892 (WOP), Williamston, Martin NC 27892 United States	Leased space on cell tower

Gogo LLC	28 Mount Gilead Church Rd, Pittsboro, Chatham NC 27312 United States	Leased space on cell tower

Gogo LLC	6671 Willimington HWY, Holly Ridge, Onslow 28445 United States	Leased space on cell tower

Gogo LLC	12046 33rd ST SE, x-street 120th Ave SE, Valley City, Barnes ND 58072 United States	Leased space on cell tower

Gogo LLC	83897 S. Highway 97, Mullen, Hooker NE 69152 United States	Leased space on cell tower

Gogo LLC	9601 Rokeby Road, Lincoln, Lancaster NE 68526 United States	Leased space on cell tower

Gogo LLC	58897 873 Rd., Waterbury, Dixon NE 68785 United States	Leased space on cell tower

Gogo LLC	Corner of 803rd Rd. and 483rd Rd., North Loup, Valley NE 68859 United States	Leased space on cell tower

Gogo LLC	510 W 6th St, Curtis, NE 69025, Curtis, Frontier NE 69025 United States	Leased space on cell tower

Gogo LLC	4410 Hwy. 29, Mitchell, Sioux NE 69357 United States	Leased space on cell tower

Gogo LLC	835 Highway 20, HWY 20 (use lat/long), Harrison, Sioux NE 69346 United States	Leased space on cell tower

Gogo LLC	416 Eagle Rock Avenue, West Orange, Essex NJ 07052 United States	Leased space on cell tower

Gogo LLC	606 Delaware Avenue, Egg Harbor Township, Atlantic NJ 08234 United States	Leased space on cell tower

Gogo LLC	Forest Road 6, Cibola National Forest, Datil, Catron NM 87821 United States	Leased space on cell tower

Gogo LLC	45 Frontage Rd, Pie Town, Catron NM 87827 United States	Leased space on cell tower

Gogo LLC	45 Frontage Rd, Pie Town, Catron NM 87827 United States	Leased space on cell tower

Gogo LLC	Lot #9 on Jack’s Peak (Donor at 606 1/2 Alta Vista, Bayard, NM), Silver City, Grant NM 88061 United States	Leased space on cell tower

Gogo LLC	606 1/2 Alta Vista, Bayard, Grant NM 88023 United States	Leased space on cell tower

Gogo LLC	6309 St. Hwy 156, Cuervo, NM 88417 United States	Leased space on cell tower

Gogo LLC	Route 3-204 #, Pipeline Rd., Cuba, NM 87013, Cuba, McKinley NM 87013 United States	Leased space on cell tower

Gogo LLC	220 Sophia Road, Grenville, Union NM 88424 United States	Leased space on cell tower

Gogo LLC	2008 US Highway 60, Willard, Torrance NM 87063 United States	Leased space on cell tower

Gogo LLC	9598 Highway 55, Estancia, Torrance NM 87016 United States	Leased space on cell tower

Gogo LLC	10 Miller Lane, Angel Fire, Colfax NM 87710 United States	Leased space on cell tower

Gogo LLC	SE 1/4 S33 T15N R18W LEC address = 110 State Highway 602, Gallup, NM 87301, Gallup, McKinley NM 87305 United States	Leased space on cell tower

Gogo LLC	13 Rd 1499 (near RD 1490), La Plata, San Juan NM 87418 United States	Leased space on cell tower

Gogo LLC	Canyon Road and Industrial, Boulder City, Clark NV 89005 United States	Leased space on cell tower

Gogo LLC	Canyon Road and Industrial, Boulder City, Clark NV 89005 United States	Leased space on cell tower

Gogo LLC	Booker Mountain North of US Hwy. 6, LEC Address 485 WATER CANYON RD., Battle Mountain, NV 89820, Tonapah, Nye NV 89049 United States	Leased space on cell tower

Gogo LLC	Peavine Mountain Road, Stead Blvd. & US 395 LEC address = 9855 Peavine Peak Road, Reno, NV 89506, Keno, Washoe NV 89523 United States	Leased space on cell tower

Gogo LLC	Battle Mountain, Battle Mountain, Lander NV 89820 United States	Leased space on cell tower

Gogo LLC	LEC address = 70 E CENTER RD., Lund, NV 89317, Lund, White Pine NV 89317 United States	Leased space on cell tower

Gogo LLC	124 Murray Street LEC Address = 105 Utsayantha Lane, Stamford, NY 12167, Stamford, Delaware NY 12167 United States	Leased space on cell tower

Gogo LLC	124 Murray Street LEC Address = 105 Utsayantha Lane, Stamford, NY 12167, Stamford, Delaware NY 12167 United States	Leased space on cell tower

Gogo LLC	Alma Hill Road, Alma, Allegany NY 14708 United States	Leased space on cell tower

Gogo LLC	484 Chesbro Road, Schroeppel, Oswego NY 13132 United States	Leased space on cell tower

Gogo LLC	NY United States	Leased space on cell tower

Gogo LLC	82750 County Line Rd., Cadiz, Harrison OH 43907 United States	Leased space on cell tower

Gogo LLC	46145 Telegraph Road, Amherst, Lorain OH 44001 United States	Leased space on cell tower

Gogo LLC	5474 N. Hamilton Road, New Albany, Franklin OH 43054 United States	Leased space on cell tower

Gogo LLC	23261 Road E LEC address = LEC Address = 23013 Road E., Continental, OH 45831, Continental, Putnam OH 48531 United States	Leased space on cell tower

Gogo LLC	2 MI W. Highway 283, Cheyenne, Roger Mills OK 73628 United States	Leased space on cell tower

Gogo LLC	25015 E. Cobbs Corner Rd., Talequah, Cherokee OK 74464 United States	Leased space on cell tower

Gogo LLC	SR 5, 2.4MI West of Walters LEC address = 715 S 7th St, Walters, OK 73572, Walters, Cotton OK 73572 United States	Leased space on cell tower

Gogo LLC	Address = 1301 E LAFAYETTE, COAL COUNTY, OK 74538 (1.25 MI E. Junction SR 43 & Hwy 3), Coalgate, Coal OK 74538 United States	Leased space on cell tower

Gogo LLC	7501 South Midwest Rd., Guthrie, OK 73044, Guthrie, Logan OK 73044 United States	Leased space on cell tower

Gogo LLC	CR # 207 (aka Mile Road 35) Mile 35 and Bb, Guymon, Texas OK 73942 United States	Leased space on cell tower

Gogo LLC	Buck Mountain, 3.5 Mi North of McGowen Creek Rd., Springfield, Lane OR 97478 United States	Leased space on cell tower

Gogo LLC	33124 Van Duyn Rd, Coburg, Lane OR 97408 United States	Leased space on cell tower

Gogo LLC	South of Highway 20 Glass Butte, 97758 Lake County, Riley, Deschutes OR 97758 United States	Leased space on cell tower

Gogo LLC	Pine Mountain, Brothers, Deschutes OR 97701 United States	Leased space on cell tower

Gogo LLC	63710 Paramount, Bend, Deschutes OR 97701 United States	Leased space on cell tower

Gogo LLC	MP4 Hines Logging Road, Harney OR 97720 United States	Leased space on cell tower

Gogo LLC	430 Newark Rd., Landenberg, PA 19350 3 Miles East of Avondale, Landenberg, Chester PA 19350 United States	Leased space on cell tower

Gogo LLC	Off of State Rd. 6 LEC Address = RR1 Fire Tower Rd., Mehoopany, PA 18629, Mehoopany, Wyoming PA 18629 United States	Leased space on cell tower

Gogo LLC	2.3 Miles NW of Ickesburg, PA along State Rte. 74, Port Royal, Juniatta PA 17082 United States	Leased space on cell tower

Gogo LLC	5690 California road, Millcreek, Erie PA 16415 United States	Leased space on cell tower

Gogo LLC	71 Tucker Ln, Mayport, PA, Mayport, Clarion PA 16224 United States	Leased space on cell tower

Gogo LLC	251 Donat road, Lenhartsville, Berks PA 19534 United States	Leased space on cell tower

Gogo LLC	off of Salem Road LEC address @5551 Hwy 501 W, Conway, SC 29526, Conway, Horry SC 29526 United States	Leased space on cell tower

Gogo LLC	1753 Coffee Rd., Westminster, Oconee SC 29693 United States	Leased space on cell tower

Gogo LLC	749 main road, John’s Island, Charelston SC 29455 United States	Leased space on cell tower

Gogo LLC	2270 Congaree Drive, Cayce, Lexington SC 29033 United States	Leased space on cell tower

Gogo LLC	140 Miller Farm Road, Inman, Spartanburg SC 29349 United States	Leased space on cell tower

Gogo LLC	S Dakota 20 & Owens Lake Rd., Rainbow, SD 57638 45.530400, -102.396000 MST (W of Missouri River), Bison, Perkins SD 57620 United States	Leased space on cell tower

Gogo LLC	45993 207th Street, Bruce, Brookings SD 57212 United States	Leased space on cell tower

Gogo LLC	45422 209th St., Arlington, Kingsbury SD 57212 United States	Leased space on cell tower

Gogo LLC	36415 301st Street -, Fairfax, Gregory SD 57335 United States	Leased space on cell tower

Gogo LLC	CR 7 and SD Hwy 248 (nearest address 21395 SD Hwy 248), Philip, Jackson SD 57567 United States	Leased space on cell tower

Gogo LLC	15898 SD highway 47, Lebanon, Potter SD 57442 United States	Leased space on cell tower

Gogo LLC	2797 Greer Road, Goodlettsville, Davidson TN 73072 United States	Leased space on cell tower

Gogo LLC	1801 Young Road, Cleveland, Bradley TN 37323 United States	Leased space on cell tower

Gogo LLC	538 Old Dairy road, Atwood, Carroll TN 38220 United States	Leased space on cell tower

Gogo LLC	9929 N Hwy 111, Byrdstown, TN 38549 United States	Leased space on cell tower

Gogo LLC	123 Peggy Avenue, Loretto, Lawrence TN 38469 United States	Leased space on cell tower

Gogo LLC	46 Ballard Road, Manchester, Coffee TN 37355 United States	Leased space on cell tower

Gogo LLC	3700 N. White Chapel Blvd, Southlake, Denton TX 0 United States	Leased space on cell tower

Gogo LLC	321 Powell, Spring, Harris TX 77373 United States	Leased space on cell tower

Gogo LLC	Off of Hwy 12/CR 183; 20.3 miles South on Highway12, Wimberly, Shasta TX 78676 United States	Leased space on cell tower

Gogo LLC	12000 Hwy. 290 West Austin, Austin, Travis TX 78736 United States	Leased space on cell tower

Gogo LLC	780 Hwy. 285 North, Pecos, Reeves TX 79772 United States	Leased space on cell tower

Gogo LLC	1330 S. Martinez Street, Pecos, Reeves TX 79772 United States	Leased space on cell tower

Gogo LLC	9062 CR 4105, Scurry, Reeves TX 79526 United States	Leased space on cell tower

Gogo LLC	331 East CR 401, Premont, Jim Wells TX 78375 United States	Leased space on cell tower

Gogo LLC	3810 North Highway 283, Albany, Shackelford TX 76340 United States	Leased space on cell tower

Gogo LLC	501 FM 932, Purmela, Coryell TX 76566 United States	Leased space on cell tower

Gogo LLC	596 West US Highway 84, Evant, Hamilton TX 76525 United States	Leased space on cell tower

Gogo LLC	7792 E. Highway 79, Oakwood, Leon TX 75855 United States	Leased space on cell tower

Gogo LLC	271 CR 2850, Mount Pleasant, Titus TX 75493 United States	Leased space on cell tower

Gogo LLC	5130 N. Western Rd., Amarillo, Potter TX 79120 United States	Leased space on cell tower

Gogo LLC	1771 N. Zaragoza, El Paso, El Paso TX 79936 United States	Leased space on cell tower

Gogo LLC	13036 Highway 83 N., Paducah, Cottle TX 79248 United States	Leased space on cell tower

Gogo LLC	Levelland, Hockley TX 79336 United States	Leased space on cell tower

Gogo LLC	2525 Gilmer Street, Caddo Mills, TX 75135 United States	Leased space on cell tower

Gogo LLC	MacDonald Loop Rd, 8701 STATE HWY 59 NORTH Bowe,TX 76230, Montague, Montague TX 76252 United States	Leased space on cell tower

Gogo LLC	Farnsworth Peak, Salt Lake City, Salt Lake UT 84101 United States	Leased space on cell tower

Gogo LLC	Farnsworth Peak, Salt Lake City, Salt Lake UT 84101 United States	Leased space on cell tower

Gogo LLC	55 N. 300 West 40.770762, -111.899909, KSL-TV Triad 5 Building, Salt Lake City, Salt Lake UT 84101 United States	Leased space on cell tower

Gogo LLC	3.4 MI on Airport Road from Green River Ave., Green River, Emery UT 84525 United States	Leased space on cell tower

Gogo LLC	1066 East 150 S, Green River, Grand UT 84525 United States	Leased space on cell tower

Gogo LLC	Recipient: Highway 21 to Frisco Peak Donor: 2000 Sunset Road, Lakepoint Utah, 84074 (lat/long 40.680984, -112.258961)., Milford, Beaver UT 84014 United States	Leased space on cell tower

Gogo LLC	Recipient: Highway 21 to Frisco Peak Donor: 2000 Sunset Road, Lakepoint Utah, 84074 (lat/long 40.680984, -112.258961)., Milford, Beaver UT 84014 United States	Leased space on cell tower

Gogo LLC	S12850 W, LEC = 8913 S 12850 W, DUCHESNE, UT 84021, Myton, Duchesne UT 84021 United States	Leased space on cell tower

Gogo LLC	S12850 W, LEC = 8913 S 12850 W, DUCHESNE, UT 84021, Myton, Duchesne UT 84021 United States	Leased space on cell tower

Gogo LLC	4241 South River Road, St. George, Washington UT 84790-4729 United States	Leased space on cell tower

Gogo LLC	Utah State Route 12, Bryce Canyon, Garfield UT 94764 United States	Leased space on cell tower

Gogo LLC	870N 370E, Delta, UT 84624 United States	Leased space on cell tower

Gogo LLC	870N 370E, Delta, UT 84624 United States	Leased space on cell tower

Gogo LLC	1751 Pinnacle Drive, McLean, TBD VA 22102 United States	Leased space on cell tower

Gogo LLC	920 Tower Hill Road, Appomattox, VA 24522, Appomatox, Appomatox VA 24522 United States	Leased space on cell tower

Gogo LLC	Route 616 (Carpenters Mill Rd.), Ruckersville, Greene VA 22968 United States	Leased space on cell tower

Gogo LLC	13515 Old Telegraph Rd. (CR 647), Lanexa, New Kent VA 23089 United States	Leased space on cell tower

Gogo LLC	1375 Ramsey Moumtain Road., Max Madows, Wythe VA 24360 United States	Leased space on cell tower

Gogo LLC	22706 120th Avenue S.E., Kent, King WA 98031 United States	Leased space on cell tower

Gogo LLC	174502 E Jump Off Joe Rd, Kennewick, Benton WA 99337 United States	Leased space on cell tower

Gogo LLC	26431 Addington Road N., Edwall, Lincoln WA 99008 United States	Leased space on cell tower

Gogo LLC	18110 NE Fourth Plain Rd., Vancouver, Clark WA 98682 United States	Leased space on cell tower

Gogo LLC	12811 County Road F, Wisconsin Rapids, Portage WI 54921 United States	Leased space on cell tower

Gogo LLC	7675 Kraus Rd., York, Dane WI 53925 United States	Leased space on cell tower

Gogo LLC	N49645 Hanson Lane, Eleva, Trempealeau WI 54738 United States	Leased space on cell tower

Gogo LLC	4606T Big Tyler Road, Charleston, Kanawha WV 25313 United States	Leased space on cell tower

Gogo LLC	SR 15, 4.5 MI NE Webster Springs, Webster Springs, Webster WV 26288 United States	Leased space on cell tower

Gogo LLC	7.8 Miles Northeast of Highway 14 at Sage Creek Road, Cody, Park WY 82435 United States	Leased space on cell tower

Gogo LLC	451 Shoshone Avenue, Lovell, Big Horn WY 82431 United States	Leased space on cell tower

Gogo LLC	451 Shoshone Avenue, Lovell, Big Horn WY 82431 United States	Leased space on cell tower

Gogo LLC	Micro Road, 7 Miles South of Casper LEC Address = 4072 Micro Rd., Casper, WY 82601, Casper, Natrona WY 82601 United States	Leased space on cell tower

Gogo LLC	1541 Tower Road, Rock Springs, Sweetwater WY 82901 United States	Leased space on cell tower

Gogo LLC	23 Crow Creek Routt National Forest, Laramie, Usfs 724, WY 82070, Laramie, Albany WY 82037 United States	Leased space on cell tower

Gogo LLC	227 Kenwood Drive, Newcastle, Weston County WY 82701 United States	Leased space on cell tower

Exhibit E

Certain Defaults and Events of Default

1.        Default under Section 7.9(c) of the Existing Credit Agreement resulting from the failure to join LiveTV Airfone LLC to the Security Documents in connection with the acquisition of LiveTV Airfone LLC by Aircell Business Aviation Services LLC, as well as the failure to take any other actions required by the Existing Credit Agreement or any other Loan Document related to such acquisition of a new Subsidiary.